                                                                    EXHIBIT 10.6




                             AMENDED AND RESTATED
                               CREDIT AGREEMENT



                                BY AND BETWEEN



                       NEW CENTURY MORTGAGE CORPORATION,



                       FIRST BANK NATIONAL ASSOCIATION,
                                   AS AGENT


                                      AND


                            THE BANKS PARTY HERETO



                               OCTOBER 25, 1996

                               TABLE OF CONTENTS


                                                                            Page

               SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS    1
                         1.01Certain Defined Terms    1
                           1.02Accounting Terms   14
                      1.03Computation of Time Periods   14
                       1.04Other Definitional Terms   14

                     SECTION 2.  THE CREDIT FACILITIES   14
                       2.01The Warehousing Facility   14
  2.02Interest on the Warehousing Note; Balances Deficiency Fees; Usage Fees;
                       Continuations and Conversions   21
                       2.03Payments and Computations   23
                                2.04Setoff   24
                    2.05Increased Capital Requirements   24
  2.06Provisions Relating to Eurodollar Advances and Fixed Rate Advances   25

                SECTION 3.  REPRESENTATIONS AND WARRANTIES   27
     3.01Formation; Powers; Good Standing; Subsidiaries; Agency Status   27
   3.02Authorization; No Conflict; Governmental Consents; Binding Effect   27
                          3.03Financial Condition   29
                       3.04Title to Property; Liens   29
                       3.05Litigation; Adverse Facts   29
                     3.06Other Agreements; Performance   30
                            3.07Use of Proceeds   30
                                 3.08Taxes   30
                                 3.09ERISA   30
                        3.10Governmental Regulation   31
                             3.11Indebtedness   31
                       3.12No Material Adverse Event   31
                         3.13Licenses and Permits   31
                              3.14Guarantees   31
               3.15Accuracy and Completeness of Information   31

                   SECTION 4.  COVENANTS OF THE COMPANY   32
                4.01Financial Statements and Other Reports   32
                  4.02Corporate Existence; Agency Status   35
                   4.03Compliance with Laws, Taxes, etc   35
                                 4.04ERISA   35
                         4.05Assets and Insurance   36
                      4.06Inspection, Visitation, etc   36

                          4.07Further Assurances   37
                             4.08Indebtedness   37
                                 4.09Liens   37
                              4.10Investments   38
                              4.11Guarantees   39
                               4.12Net Worth   39
                  4.13Restriction on Fundamental Changes   39
                          4.14Restricted Payments   39
                           4.15Minimum Liquidity   40
                             4.16Subsidiaries   40
                        4.17Affiliate Transactions   40
                           4.18Escrow Imbalances   40
                        4.19Inconsistent Agreements   40
                          4.20Closing Procedures   40
                             4.21Underwriting   40
                       4.22Independence of Covenants   41

                     SECTION 5.  CONDITIONS PRECEDENT   41
                 5.01Conditions Precedent to Effectiveness   41
             5.02Conditions Precedent to all Warehousing Loans   43

                  SECTION 6.  EVENTS OF DEFAULT; REMEDIES   43
                           6.01Events of Default   43
                               6.02Remedies   46

                           SECTION 7.  THE AGENT   46
                     7.01Appointment and Authorization   46
                             7.02Note Holders   46
                       7.03Consultation With Counsel   47
                               7.04Documents   47
                         7.05Agent and Affiliates   47
                            7.06Action by Agent   47
                            7.07Credit Analysis   48
                   7.08Notices of Event of Default, etc.   48
                            7.09Indemnification   48
                               7.10Payments   49
                          7.11Sharing of Payments   49
                            7.12Successor Agent   49
                              7.13Inspection   50

                         SECTION 8.  MISCELLANEOUS   50
                                8.01Waiver   50
                                8.02Notices   50
                       8.03Expenses; Indemnification   51

                            8.04Confidentiality   51
   8.05Releases, Amendments, Waivers, Consents and Exercise of Remedies   52
8.06Binding Effect; Assignments and Participations; Transferees; New Banks   52
                    8.07Governing Law and Construction   54
                        8.08Consent to Jurisdiction   54
                         8.09Waiver of Jury Trial   55
                         8.10Survival of Agreement   55
                               8.11Captions   55
                           8.12Entire Agreement   55
                             8.13Counterparts   55
                       8.14Company Acknowledgements   55

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


          AMENDED and RESTATED CREDIT AGREEMENT dated as of October 25, 1996 by and between NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), the lenders from time to time party hereto (each a "Bank" and collectively, the "Banks"), and FIRST BANK NATIONAL ASSOCIATION ("First Bank"), as agent for the Banks (in such capacity, together with any successor agents appointed hereunder, the "Agent").

          WHEREAS, the Company and First Bank are parties to that certain Credit Agreement dated February 12, 1996 (as amended, the "Existing Credit Agreement") pursuant to which First Bank provided the Company with a revolving mortgage warehousing credit facility;

          WHEREAS, the Company has requested that First Bank add Guaranty Federal Bank ("GFB") as a lender under such facility, increase the amount of such facility, and amend certain other provisions of the Existing Credit Agreement.

          Accordingly, the parties hereto hereby agree as follows:

          SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS.
                      --------------------------------

          1.01 Certain Defined Terms.  As used herein, the terms defined in the
               ---------------------
introductory paragraphs hereof shall have the meanings given them therein and the following terms shall have the following respective meanings (such terms to be equally applicable to both the singular and plural forms of the terms defined):

          "Adjusted Eurodollar Rate:"  on any date of determination, the rate
           ------------------------
     (rounded upward, if necessary, to the next higher one hundredth of one percent) determined by dividing the Eurodollar Rate for such date by 1.00 minus the Eurodollar Reserve Percentage.

          "Adjusted Leverage Ratio":  on any date of determination, the ratio
           -----------------------
     of (a) Total Indebtedness to (b) Adjusted Tangible Net Worth.

          "Adjusted Tangible Net Worth":  on the date of any determination
           ---------------------------
     thereof, the sum of (a) Tangible Net Worth, minus (b) capitalized
                                                 -----
     Servicing Rights and capitalized excess servicing fees, plus (c) an
                                                             ----
     amount equal to three quarters of one percent (0.75%) of the Eligible Servicing Portfolio, and plus (d) deferred taxes arising from capitalized
                              ---
     excess servicing fees, plus an amount equal to three percent (3.00%) of the outstanding principal balance of Mortgage Loans held by the Company for sale.

          "Advance":  (a) a Reference Rate Advance, (b) a Fixed Rate Advance,
           -------
     or (c) a Eurodollar Advance.

          "Affiliate":  with respect to any Person, any other Person directly or
           ---------
     indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement":  this Credit Agreement, as amended, supplemented,
           ---------
     restated or otherwise modified and in effect from time to time.

          "Applicable Margin":  with respect to:
           -----------------

               (a)  Reference Rate Advances, 0%; and

               (b)  Eurodollar Advances, 1.50%.

          "Balance Calculation Period":  each calendar quarter after the
           --------------------------
     Effective Date to and including the later of the date on which the Warehousing Notes shall be paid in full or the Warehousing Termination Date, except that the first Balance Calculation Period shall commence on the Effective Date and the last Balance Calculation Period shall end on the later of the date on which the Warehousing Notes shall have been paid in full or the Warehousing Termination Date.

          "Balances Deficiency":  as such term is defined in Section 2.02(a)(i).
           -------------------

          "Balances Deficiency Fee":  as such term is defined in Section 2.02
           -----------------------
     (a)(i).

          "Balances Surplus":  as such term is defined in Section 2.02(a)(i).
           ----------------

          "Borrowing Date":  the Business Day specified by the Company in a
           --------------
     Confirmation of Borrowing/Paydown/Conversion as the date on which it requests the Banks to make Warehousing Loans or First Bank to make a Swingline Loan.

          "Business Day":  any day of the year other than a Saturday, Sunday
           ------------
     or other day on which commercial banks in Minneapolis, Minnesota are required or authorized to close.

          "Change of Control":  the occurrence, after the Signing Date, of any
           -----------------
     of the following circumstances: (a) NCFC not owning, directly or indirectly, all of the issued and outstanding capital stock of the Company; or (b) any Person, or two or more Persons acting in concert, other than the Management Shareholders, acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of NCFC (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of NCFC entitled to vote in the election of directors; or (c) any Person, or two or more

     Persons acting in concert, other than the Management Shareholders, acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of, control over securities of NCFC (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of NCFC entitled to vote in the election of directors.

          "Code":  the Internal Revenue Code of 1986, together with all
           ----
     amendments from time to time thereto.

          "Collateral Account":  account number 1731-0097-1378 of the Company
           ------------------
     with Agent.

          "Compliance/Borrowing Base Certificate":  a certificate in the form of
           -------------------------------------
     Exhibit A.

          "Confirmation of Borrowing/Paydown/Conversion":  a confirmation in
           --------------------------------------------
     the form of Exhibit B.

          "Delivered Mortgage Loans":  Mortgage Loans pledged to the Agent
           ------------------------
     pursuant to the Pledge and Security Agreement with respect to which all of the documents required to be delivered to the Agent pursuant to Section
     4.02 of the Pledge and Security Agreement have been delivered.

          "Effective Date":  the date on or after the Signing Date on which
           --------------
     all of the conditions precedent set forth in Section 5.01 shall have been satisfied or waived in writing by the Agent.

          "Eligible Servicing Portfolio":  on any date of determination, the
           ----------------------------
     aggregate unpaid principal balance of all Mortgage Loans owned by Persons other than the Company that are serviced by the Company pursuant to Eligible Servicing Rights, excluding Servicing Rights that are subject to an executed and delivered agreement to sell the same.

          "Eligible Servicing Rights":  all rights of the Company held for its
           -------------------------
     own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools for, or to service Mortgage Loans or Mortgage Loan pools that back Mortgagebacked Securities issued or guaranteed by, FNMA, FHLMC, GNMA or another Investor, other than rights to service Mortgage Loans:

               (a) pursuant to Recourse Servicing Contracts;

               (b) with respect to which any payment is more than 59 days past due; or

               (c) with respect to which any obligor is the subject of a bankruptcy, debt arrangement or other proceeding under any insolvency law.

          "ERISA":  the Employee Retirement Income Security Act of 1974,
           -----
     together with all amendments from time to time thereto.

          "ERISA Affiliate":  any trade or business (whether or not
           ---------------
     incorporated) that is a member of a group that is treated as a single employer under Section 414 of the Code of which the Company is a member.

          "Eurodollar Advance":  an outstanding Warehousing Loan that bears
           ------------------
     interest as provided in Section 2.02(a)(iii).

          "Eurodollar Business Day":  a Business Day which is also a day for
           -----------------------
     trading by and between banks in United States dollar deposits in the interbank Eurodollar market and a day on which banks are open for business in New York, New York.

          "Eurodollar Rate":  on any date of determination, the average
           ---------------
     offered rate for deposits in United States dollars having a maturity of thirty days (rounded upward, if necessary, to the nearest 1/16 of 1%) for delivery of such deposits on such date of determination which appears on the Reuters Screen LIBO page as of 11:00 a.m., London time (or such other time as of which such rate appears) on such date of determination, or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Agent may determine the rate based on rates at which United States dollar deposits having a maturity of thirty days are offered to the Agent in the interbank Eurodollar market at such time for delivery in Immediately Available Funds on such date of determination in an amount equal to $1,000,000 (round upward, if necessary, to the nearest 1/16 of 1%). "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuters Screen Money Rate Screen (or such other page as may replace the LIBO page on such service for the purpose of displaying London interbank rates of major banks for United States dollar deposits).

          "Eurodollar Reserve Percentage":  on any date of determination, that
           -----------------------------
     percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by First Bank, in respect of "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of a Bank to United States residents).

          "Event of Default":  as such term is defined in Section 6.01.
           ----------------

          "Existing First Bank Advances":  as of the Effective Date, the
           ----------------------------
     outstanding "Advances" (as such term is defined in the Existing Credit Agreement) made by First Bank under the Existing Credit Agreement.

          "Federal Funds Effective Rate":  for any date of determination, the
           ----------------------------
     weighted average of the quotations for such date for overnight federal funds transactions received by First Bank from three (3) federal funds brokers of recognized standing selected by First Bank; provided, that in lieu of determining the rate in the foregoing manner, the Agent may substitute the per annum rate for such transactions displayed on the Telerate screen, page 120, at 10:00 A.M. (Minneapolis time) on such date or, if such date is not a Business Day, the most recent Business Day.

          "FHLMC":  the Federal Home Loan Mortgage Corporation and any successor
           -----
     thereto.

          "Fixed Rate":  as defined in Section 2.02(a)(i).
           ----------

          "Fixed Rate Advance":  an outstanding Warehousing Loan that bears
           ------------------
     interest as provided in Section 2.02(a)(i).

          "Floating Rate Advance":  an outstanding Warehousing Loan maintained
           ---------------------
      as a Reference Rate Advance or a Eurodollar Advance.

          "FNMA":  the Federal National Mortgage Association and any successor
           ----
     thereto.

          "GAAP":  generally accepted accounting principles in the United
           ----
     States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GNMA":  the Government National Mortgage Association and any
           ----
     successor thereto.

          "Guarantee":  any obligation, contingent or otherwise, of any Person
           ---------
     guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any direct or indirect security therefor,
     (b) to purchase property, securities, or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital, or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or otherwise to protect the owner thereof against loss in respect thereof, or (d) entered into for the purpose of assuring in any manner the owner of such Indebtedness of the payment of such Indebtedness or to protect such owner against loss in respect thereof; provided, that the term "Guarantee" shall not include
                      --------
     endorsements for collection or deposit, in each case in the ordinary course of business.

          "Guaranty":  the guaranty in the form of Exhibit C, or the same may be
           --------
     amended, supplemented or restated from time to time.

          "Immediately Available Funds":  funds with good value on the day and
           ---------------------------
      in the city in which payment is received.

          "Indebtedness":  with respect to any Person at any time, without
           ------------
     duplication, all obligations of such Person which, in accordance with GAAP, consistently applied, should be classified as liabilities on an unconsolidated balance sheet of such Person, but in any event shall include: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, but excluding accrued expenses and trade payables incurred and paid in the ordinary course of business, (f) all obligations of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all capitalized lease obligations of such Person, (h) all obligations of such Person in respect of interest rate protection agreements, (i) all obligations of such Person, actual or contingent, in respect of letters of credit or banker's acceptances, (j) all obligations of any partnership or joint venture as to which such Person is or may become personally liable, and (k) all Guarantees by such Person of Indebtedness of others.

          "Investment":  as applied to any Person, any direct or indirect
           ----------
     purchase or other acquisition by that Person of, or a beneficial interest in, stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness and accounts receivable from that other Person which are not current assets or did not arise from sales to that other Person in the ordinary course of business.

          "Investor":  any bank, trust company, savings and loan association,
           --------
     pension fund, governmental authority, insurance company or other responsible and substantial institutional investor, dealer or securities broker designated by the Company and approved by the Required Banks (which approval shall not be unreasonably withheld) with respect to Mortgage Loans of a particular type; provided, that any Bank may at any time, by written notice to the Company, reject any Investor designated by the Company or designate any Investor as no longer acceptable. Upon receipt of such written notice, the Person(s) named in such notice to the Company shall no longer be considered Investors hereunder.

          "Leverage Ratio":  on any date of determination, the ratio of (a)
           --------------
     Total Indebtedness to (b) Net Worth.

          "Lien":  any security interest, mortgage, pledge, lien, charge,
           ----
     encumbrance, title retention agreement or analogous instrument, in, of, or on any of the assets or properties, now owned or hereafter acquired, of any Person, whether arising by agreement or operation of law.

          "Loan Documents":  this Agreement, the Warehousing Note, the Pledge
           --------------
     and Security Agreement, the Guaranty, and all other agreements, instruments, certificates and other documents executed and delivered pursuant thereto or in connection therewith, as the same may be supplemented, amended or otherwise modified from time to time after the Signing Date.

          "Loans":  Warehousing Loans and Swingline Loans.
           -----

          "Management Shareholders":  Robert K. Cole, Brad A. Morrice, Edward F.
           -----------------------
     Gotschall and Steven Holder.

          "Material Adverse Event":  any occurrence of whatsoever nature
           ----------------------
     (including, without limitation, any adverse determination in any litigation, arbitration or governmental investigation or proceeding) which materially adversely affects the present or reasonably foreseeable prospective financial condition or operations of NCFC or the Company or materially impairs the ability of NCFC or the Company to perform its respective obligations under the Loan Documents.

          "Mortgage":  a mortgage or deed of trust on real property which has
          --------
     been improved by a completed single family (i.e., one to four family
                                                 ----
     units) dwelling unit (i.e., a detached house, townhouse or condominium).
                           ----

          "Mortgage-backed Security":  a security (including, without
           ------------------------
     limitation, a participation certificate) that is an interest in a pool of Mortgage Loans or is secured by such an interest.

          "Mortgage Banker's Financial Reporting Form": Form Number 1002-1055
           ------------------------------------------
     of the FNMA Seller's Guide.

          "Mortgage Loan":  a Mortgage Note and the related Mortgage.
           -------------

          "Mortgage Note":  a promissory note which has a term not exceeding
           -------------
     30 years evidencing a loan or advance which is secured by a Mortgage.

          "Multiemployer Plan":  a multiemployer plan, as such term is defined
           ------------------
     in Section 4001 (a) (3) of ERISA, which is maintained (on the Closing Date, within the five years preceding the Closing Date, or at any time after the Closing Date) for employees of the Company or any ERISA Affiliate.

          "NCFC":  New Century Financial Corporation, a Delaware corporation.
           ----

          "Net Worth":  as to any Person, as of any date of determination, the
           ---------
      net worth of such Person as of such date, determined in accordance with GAAP.

          "Obligations":  all obligations of each of the Company and NCFC to the
           -----------
     Agent or any Bank now or hereafter existing under any Loan Document, whether for principal, interest, fees, expenses, indemnification or otherwise.

          "PBGC":  the Pension Benefit Guaranty Corporation created by Section
           ----
     4002(a) of ERISA or any governmental body succeeding to the functions thereof.

          "Person":  any natural person, corporation, partnership, joint
           ------
     venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Plan":  each employee benefit plan (whether in existence on the
           ----
     Closing Date or thereafter instituted), as such term is defined in Section 3 of ERISA, maintained for the benefit of employees, officers or directors of the Company or of any ERISA Affiliate, other than a Multiemployer Plan.

          "Pledge and Security Agreement":  the pledge and security agreement
           -----------------------------
     in the form of Exhibit D, as the same may be amended, supplemented or restated from time to time.

          "Prohibited Transaction":  the respective meanings assigned to such
           ----------------------
     term in Section 4975 of the Code and Section 406 of ERISA.

          "Pro Rata Share":  with respect to each Bank, in each case expressed
           --------------
     as a percentage:

               (a) as such term pertains to such Bank's obligation to make Warehousing Loans, including its obligation to refinance any outstanding Swingline Loans, the fraction which the amount of its Warehousing Commitment is to the aggregate amount of all the Warehousing Commitments,

               (b) as such term pertains to such Bank's right to receive payment of interest on and Usage Fees and Balances Deficiency Fees with respect to its outstanding Warehousing Loans, the fraction which the outstanding amount of interest, Usage Fees and Balances Deficiency Fees payable to it on or with respect to the outstanding principal balance of such Bank's Warehousing Loans is to the aggregate outstanding amount of interest, Usage Fees and Balances Deficiency Fees payable on or with respect to the aggregate unpaid principal balance of all Warehousing Loans,

               (c) as such term pertains to such Bank's right to receive payment of principal of its outstanding Warehousing Loans, the fraction which the amount of the unpaid principal balance of its Warehousing Loans is to the aggregate unpaid principal balance of all outstanding Warehousing Loans,

               (d) as such term pertains to such Bank's right to receive facility fees under Section 2.01(i), the fraction which such Bank's Warehousing Commitment Amount is to the sum of all Warehousing Commitment Amounts,

               (e) as such term pertains to such Bank's obligations under
          Section 7.09, and for all other purposes, the fraction which such Bank's Warehousing Commitment Amount, or, if its Warehousing Commitment has terminated, the unpaid principal balance of its Warehousing Loans, is to the sum of the Warehousing Commitment Amounts of all of the Banks or, if the Warehousing Commitments have terminated, the unpaid principal balance of all of the Warehousing Loans.

          "Recourse Servicing Contract":  a Servicing Contract under which the
           ---------------------------
     Company is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans (other than those Servicing Contracts that are customarily recognized in the trade as non-recourse but that may contain repurchase or indemnification obligations related to breaches of usual and customary representations and warranties made by the Company in connection with the sale and servicing of the Mortgage Loans serviced thereunder and usual and customary provisions for the advance of principal and interest on Mortgage-backed Securities by the Company).

          "Reference Rate":  at the time of any determination thereof, the
           --------------
     rate per annum which is most recently publicly announced by First Bank as its "reference rate", which may be a rate at, above or below which First Bank lends to other Persons.

          "Reference Rate Advance":  an outstanding Warehousing Loan or a
           ----------------------
     Swingline Loan that bears interest as provided in Section 2.02(a)(ii).

          "Regulation D":  Regulation D (or any substitute regulations) of the
           ------------
     Board of Governors of the Federal Reserve System (or any successor thereto), together with all amendments from time to time thereto.

          "Regulatory Change":  any change after the Signing Date in United
           -----------------
     States federal, state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including any Bank under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Reportable Event":  a reportable event as defined in Section 4043
           ----------------
     of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waiver in accordance with Section 412(d) of the Code.

          "Required Banks":  at any time of determination, Banks whose Pro Rata
           --------------
     Shares (as defined under clause (e) of the definition of such term) aggregate at least 66.67%; provided, that if there is more than one Bank, the "Required Banks" shall not consist of fewer than two Banks.

          "Reserve-Adjusted Balances": for any Balance Calculation Period, an
           -------------------------
     amount
     obtained by multiplying (a) the average net daily collected non-interest-bearing balances of the Company on deposit with the Bank during such Balance Calculation Period over and above the balances required to compensate the Bank for services provided by the Bank for said Balance Calculation Period, reductions in the interest payable on Indebtedness (other than the Loans) outstanding to the Bank and assessments payable with respect to such balances by the Bank to the Federal Deposit Insurance Corporation (or any successor thereto) for such Corporation's insuring of time deposits in dollars made at the Bank for such Balance Calculation Period by (b) a percentage equal to 100%, minus the average daily Reserve Percentage in effect for said Balance Calculation Period. For purposes of the foregoing, "Reserve Percentage" shall mean, on any date of
                     ------------------
     determination, the percentage as prescribed by Regulation D for determining the highest maximum reserve requirement (including, without limitation, any marginal, emergency, supplemental, special or other reserve) that the Bank determines it is required to maintain on such date in respect of deposits of the type maintained with the Bank in the applicable Balance Calculation Period.

          "Restricted Payments":  with respect to any Person, collectively, all
           -------------------
     dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by such Person, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

          "Securitization Date":  the date on which the Company first
           -------------------
     capitalizes excess servicing fees receivable following the sale of Mortgage Loans owned by the Company.

          "Servicing Contract":  a contract or agreement purchased by the
           ------------------
     Company or entered into by the Company for its own account (and not as nominee or subservicer), whether now existing or hereafter purchased or entered into, pursuant to which the Company services Mortgage Loans or Mortgage Loan pools for others.

          "Servicing Rights":  any and all rights of the Company held for its
           ----------------
     own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools, including, without limitation, (i) all rights to collect payments due and enforce the rights of the mortgagee under any Mortgage Loans, (ii) all rights to receive compensation and termination fees under any Servicing Contract and (iii) all rights to receive the proceeds from any sale or other transfer of the Company's interest in any Servicing Contract.

          "Signing Date":  the Business Day on which counterparts of this
           ------------
     Agreement,
     duly executed by the Company and the Banks, have been delivered to the Agent.

          "Subsidiary":  as to any Person, any corporation or other entity of
           ----------
     which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time owned directly or indirectly by such Person.

          "Take-Out Commitment": as defined in Exhibit E.
           -------------------

          "Tangible Net Worth":  as of any date of determination, the
           ------------------
     consolidated Net Worth of NCFC and its subsidiaries, less the consolidated net book value of all assets of NCFC and its subsidiaries (to the extent reflected as an asset in the balance sheet of NCFC or any subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses, deferred excess servicing rights with respect to the foregoing, and unamortized debt discount and expense.

          "Total Indebtedness":  at any time of determination, the amount, on a
           ------------------
     consolidated basis, of the liabilities of NCFC and its subsidiaries, determined in accordance with GAAP, minus obligations under gestation repurchase agreements or similar arrangements under which NCFC or its subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from any Bank or other counterparty reasonably satisfactory to the Agent, whether or not such obligations are reflected on NCFC's balance sheet; provided, that such gestation repurchase agreements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans .

          "Transferees":  as such term is defined in Section 7.06.
           -----------

          "Transferred Interest":  as such term is defined in Section 7.06.
           --------------------

          "Underwriting Guidelines":  the Company's underwriting guidelines as
           -----------------------
     in effect on the Signing Date, a copy of which is attached hereto as
     Schedule 1.01 (a), as the same may be modified from time to time in accordance with this Agreement.

          "Unmatured Event of Default":  any event which with the lapse of time,
           --------------------------
     with notice to the Company or with both would constitute an Event of Default.

          "Usage Fees":  as defined in Section 2.02(b).
           ----------

          "Warehousing Borrowing Base":  as of a date of determination, an
           --------------------------
     amount equal to 100% of the Warehousing Collateral Value of the Warehousing Collateral, as determined by the Agent from its records.

          "Warehousing Collateral":  the "Collateral" as defined in the Pledge
           ----------------------
     and Security Agreement.

          "Warehousing Collateral Value":  on the date of any determination,
           ----------------------------
     with respect to the Warehousing Collateral or any portion thereof, as determined by the Agent in accordance with the provisions of Exhibit E.

          "Warehousing Commitment":  as to any Bank, the obligation of such
           ----------------------
     Bank to make Warehousing Loans pursuant to Section 2.01(a).

          "Warehousing Commitment Amount":  as to any Bank, the amount set
           -----------------------------
     opposite such Bank's name as its "Warehousing Commitment" in Schedule 1.01(b), as the same may be (i) reduced pursuant to Section 2.01(e), (ii) changed as the result of an assignment pursuant to Section 8.06(a) or (iii) increased pursuant to Section 8.06(b).

          "Warehousing Loan":  a loan made by the Bank to the Company pursuant
           ----------------
     opposite Section 2.01(a).

          "Warehousing Note":  as such term is defined in Section 2.02(d).
           ----------------

          "Warehousing Termination Date":  the earliest of (a) June 30, 1997,
           ----------------------------
     (b) the date on which the Warehousing Commitments are terminated or reduced to zero pursuant to Section 2.01(e) or (c) the date on which the Warehousing Commitments are terminated pursuant to Section 6.02.

          1.02 Accounting Terms.  Except as provided to the contrary herein, all
               ----------------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Company and the Banks agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

          1.03 Computation of Time Periods.  In this Agreement, in the
               ---------------------------
computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding".

          1.04 Other Definitional Terms.  The words "hereof", "herein" and
               ------------------------
"hereunder" and words of similar import when used in this Agreement shall refer to this

Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and like references are to this Agreement unless otherwise specified. Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or".

          SECTION 2.  THE CREDIT FACILITIES.
                      ---------------------

          2.01 The Warehousing Facility.
               ------------------------

               (a)  Warehousing Credit Commitment. Upon the terms and subject to
                    -----------------------------
the conditions of this Agreement, during the period beginning on the Effective Date and ending on the Warehousing Termination Date, each Bank agrees, severally but not jointly, to lend (and after repayment, to relend) to the Company, at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to such Bank's Warehousing Commitment Amount, subject to the following limitations:

               (i) the aggregate principal amount of Warehousing Loans and Swingline Loans at any time outstanding shall not exceed the sum of the Warehousing Commitment Amounts of all the Banks; and

               (ii) the aggregate principal amount of Warehousing Loans and Swingline Loans at any time outstanding shall not exceed the Warehousing Borrowing Base, as determined by the Agent from its records.

The Bank shall not be obligated to make Warehousing Loans if, after giving effect thereto, either of the foregoing limitations would be exceeded. The failure of any one or more of the Banks to make a Warehousing Loan in accordance with its Warehousing Commitment shall not relieve the other Banks of their several obligations hereunder, but no Bank shall be liable with respect to the obligation of any other Bank hereunder or be obligated in any event to make Warehousing Loans which, together with its Pro Rata Share of outstanding Swingline Loans, would exceed its Warehousing Commitment Amount.

          (b)  Discretionary Swingline Commitment.  Upon the terms and subject
               ----------------------------------
to the conditions of this Agreement, until the Termination Date, First Bank, in its sole discretion, may lend to the Company loans (each such loan, a "Swingline Loan") at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to the amount by which First Bank's Warehousing Commitment Amount exceeds the principal amount of outstanding Warehousing Loans made by First Bank; provided, that First Bank will not make a Swingline Loan if, after giving effect thereto, either of the limitations set forth in Section 2.01(a) would be exceeded.

          (c) Manner of Borrowing.  The Company shall give the Agent telephonic
              -------------------
notice of each request for Warehousing Loans or Swingline Loans not later than 12:00 noon (Minneapolis time) on the requested Borrowing Date if Warehousing Loans are requested and not later than 3:30 p.m. (Minneapolis time) on the requested Borrowing Date if Swingline Loans are requested. On the Effective Date, the Company shall be deemed to have requested Warehousing Loans in an amount equal to the outstanding principal balance of all Existing First Bank Advances, and such Warehousing Loans shall be used to refund such Existing First Bank Advances. Each request for Warehousing Loans or Swingline Loans shall specify the aggregate amount of Warehousing Loans or Swingline Loans, as the case may be, requested and whether such Loans to be made by each Bank are to be funded as Eurodollar Advances, Fixed Rate Advances or Reference Rate Advances; provided, that any portion of a Loan not so designated shall be funded as a Eurodollar Advance. The Company shall promptly confirm any such request by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/Conversion. The Agent shall notify each Bank by not later than 1:00 p.m. (Minneapolis time) on the date it receives such request of each request for Warehousing Loans received from the Company, of such Bank's Pro Rata Share of the Warehousing Loans requested and whether such Bank's Warehousing Loans are to be funded as Reference Rate Advances, Eurodollar Advances or Fixed Rate Advances. Each Bank shall deposit into the Collateral Account in Immediately Available Funds by not later than 2:30 P.M. (Minneapolis time) on the Borrowing Date the total amount of the Warehousing Loans to be made by such Bank. On the Borrowing Date of requested Swingline Loans, First Bank may deposit into the Collateral Account in Immediately Available Funds by not later than 4:00 p.m. (Minneapolis time) on the requested Borrowing Date the amount of the requested Swingline Loans. Unless the Agent shall have received notice from a Bank prior to 2:30 P.M. (Minneapolis time) on any Borrowing Date that such Bank will not make available to the Agent the Warehousing Loans to be made by such Bank on such date, the Agent may assume that such Bank has made such Warehousing Loan available to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Company on such date a corresponding amount on behalf of such Bank. If a Bank shall not have timely given such a notice, and to the extent such Bank shall not have so made available to the Agent the Warehousing Loans to be made by such Bank on such date and the Agent shall have so made available to the Company a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Agent such corresponding amount together with interest thereon, at the Federal Funds Effective Rate, for each day from the date such amount shall have been so made available by the Agent to the Company until the date such amount shall have been repaid to the Agent. If such Bank does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify the Company and the Company shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in Section 2.04.

Each request for Warehousing Loans shall be deemed to be a representation by the Company that (i) no Event of Default or Unmatured Event of Default has occurred or will exist upon the making of the requested Warehousing Loans and (ii) the representations and warranties contained in Section 3 hereof, in Section 5 of the Pledge and Security Agreement, and in Section 15 of the Guaranty are true and correct with the same force and effect as if made on and as of the date of such request.

          (e)  Refinancing of Swingline Loans.
               ------------------------------

               (i)   Permitted Refinancings of Swingline Loans.  First Bank,
                     -----------------------------------------
     at any time in its sole and absolute discretion, may, upon notice given to each other Bank by not later than 1:00 p.m. (Minneapolis time) on any Business Day, request that each Bank (including First Bank) make a Warehousing Loan in an amount equal to its Pro Rata Share of the portion of the aggregate unpaid principal amount of any outstanding Swingline Loans for the purpose of refinancing such Swingline Loans. Such Revolving Loans shall be made as Eurodollar Advances, unless the Company specifies otherwise.

               (ii)  Mandatory Refinancings of Swingline Loans.  Not later than
                     -----------------------------------------
     1:00 p.m. (Minneapolis time) on Thursday of each week, First Bank will notify each other Bank of the aggregate amount of Swingline Loans which are then outstanding and the amount of Warehousing Loans required to be made by each Bank (including First Bank) to refinance such outstanding Swingline Loans (which shall be in the amount of each Bank's Pro Rata Share of such outstanding Swingline Loans). Such Revolving Loans shall be made as Eurodollar Advances, unless the Company specifies otherwise.

               (iii) Banks' Obligation to Fund Refinancings of Swingline
                     ---------------------------------------------------
     Loans.  Upon the giving of notice by First Bank under Section
     -----
     2.01(e)(i) or 2.01(e)(ii), each Bank (including First Bank) shall make a Warehousing Loan in an amount equal to its Pro Rata Share of the aggregate principal amount of Swingline Loans to be refinanced, and provide proceeds of such Warehousing Loans, in Immediately Available Funds, by not later than 4:00 p.m. (Minneapolis time) on the date such notice was received; provided, however, that a Bank shall not be obligated to make any such Warehousing Loan unless (A) First Bank believed in good faith that all conditions to making the subject Swingline Loan were satisfied at the time such Swingline Loan was made, or (B) if the conditions to such Swingline Loan were not satisfied, such Bank had actual knowledge, by receipt of the statements furnished to it pursuant to Section 5.1 or otherwise, that any such condition had not been satisfied and failed to notify First Bank in a writing received by First Bank prior to the time it made such Swingline Loan that First Bank was not authorized to make a

     Swingline Loan until such condition had been satisfied, or (C) the satisfaction of any such condition that was not satisfied had been waived in a writing by the Majority Banks prior to or at the time such Swingline Loan was made. The proceeds of Warehousing Loans made pursuant to the preceding sentence shall be paid to First Bank (and not to the Company) and applied to the payment of principal of the outstanding Swingline Loans, and the Company authorizes the Agent to charge the Company's operating account or any other account (other than escrow or custodial accounts) maintained by it with the Agent (up to the amount available therein) in order to immediately pay First Bank the principal amount of such Swingline Loans to the extent amounts received from the other Banks are not sufficient to repay in full the principal of the outstanding Swingline Loans requested or required to be refinanced. Upon the making of a Warehousing Loan by a Bank pursuant to this Section 2.01(e)(iii), the amount so funded shall become due under such Bank's Warehousing Note and the outstanding principal amount of the Swingline Loans shall be correspondingly reduced. If any portion of any such amount paid to First Bank should be recovered by or on behalf of the Company from First Bank in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Banks in the manner contemplated by Section 7.11. Each Bank's obligation to make Warehousing Loans referred to in this Section 2.01(e) shall, subject to the proviso to the first sentence of this Section 2.01(e)(iii), be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right which such Bank may have against First Bank, the Company or anyone else for any reason whatsoever; (2) the occurrence or continuance of a Default or an Event of Default; (3) any adverse change in the condition (financial or otherwise) of the Company or the Guarantor; (4) any breach of this Agreement by the Company, the Agent or any Bank; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, that in no event shall a Bank be obligated to make a Revolving Loan if, after giving effect thereto, the outstanding principal balance of such Bank's Warehousing Note would exceed its Warehousing Commitment Amount.

          (f) Warehousing Notes.  Warehousing Loans made by each Bank shall be
              -----------------
evidenced by the Company's promissory note in the form of Exhibit F (together with any promissory note subsequently executed and delivered by the Company to evidence such Bank's Warehousing Loans, the "Warehousing Note"), which shall be made payable to the order of such Bank in an amount equal to such Bank's Warehousing Commitment Amount, shall be dated the Effective Date and shall mature on the Warehousing Termination Date. First Bank's Warehousing Note shall also evidence the Swingline Loans made by it hereunder. The aggregate amount of the Warehousing Loans and, in the case of First Bank, Swingline Loans made by a

Bank, less all repayments of principal thereof shall be the principal amount owing and unpaid on the Warehousing Note. The principal amount of each Warehousing Loan made by a Bank and all principal payments and prepayments thereof may be noted by such Bank on a schedule attached to the Warehousing Note and shall be entered by such Bank on its ledgers and computer records. First Bank shall enter in its ledgers and records the amount of each Swingline Loan, and the payments made thereon, and First Bank is authorized by the Company to enter on a schedule attached to its Warehousing Note a record of such Swingline Loans and payments. The failure of any Bank to make such notations or entries shall not affect the principal amount owing and unpaid on the Warehousing Notes. The entries made by any Bank on its ledgers and computer records and any notations made by such Bank on any such schedule annexed to such Bank's Warehousing Note shall be presumed to be accurate until the contrary is established.

          (g) Payment and Prepayment of Warehousing Loans and Swingline Loans.
              ---------------------------------------------------------------
The Company shall pay the principal of the Warehousing Loans and Swingline Loans as follows:

               (i)   Mandatory Payments.  The entire unpaid principal balance of
                     ------------------
     each Bank's Warehousing Note shall be due and payable on the Warehousing Termination Date.

               (ii)  Mandatory Prepayments.  If, at any time, the aggregate
                     ---------------------
     principal amount of all Warehousing Loans and Swingline Loans outstanding exceeds the Warehousing Borrowing Base, the Company shall immediately make principal prepayments of the Warehousing Notes in an aggregate amount equal to the amount of such excess, which amount shall be paid to the Agent and distributed to the Banks ratably on the basis of each Bank's Pro Rata Share of outstanding principal balances of the Warehousing Notes.

               (iii) Optional Prepayments.  The Company shall have the right to
                     --------------------
     prepay, without penalty, the outstanding principal balances of the Warehousing Notes in whole or in part at any time and from time to time, each such principal prepayment to be paid to the Agent and distributed to the Banks ratably on the basis of each Bank's Pro Rata Share of outstanding principal balances of the Warehousing Notes.

               (iv)  Confirmation.  The Company shall promptly send the Agent a
                     ------------
     Confirmation of Borrowing/Paydown/Conversion confirming any payment or prepayment of principal made on the Warehousing Notes

          (h) Termination and Reduction of the Warehousing Commitment.
              -------------------------------------------------------

                    (i) The Company may, at any time, upon not less than thirty days' prior written notice to the Agent, a copy of which shall be promptly provided by the Agent to each Bank, reduce the aggregate Warehousing Commitment Amount, with any such reduction in a minimum amount of $5,000,000, or, if more, in an integral multiple of $1,000,000 in excess thereof; provided, that the Company may not reduce the aggregate Warehousing Commitment Amount below the aggregate principal amount of outstanding Warehousing Loans and Swingline Loans. The Company may, upon not less than thirty days' prior written notice to the Agent, a copy of which shall be promptly provided by the Agent to each Bank, terminate the Warehousing Commitments in their entirety. Upon termination of the Warehousing Commitments pursuant to this Section, the Company shall pay to the Bank the aggregate amount of all outstanding Warehousing Loans, all accrued and unpaid interest thereon, any unpaid fees accrued to the date of such termination and all other unpaid obligations of the Company to the Banks in respect of their Warehousing Commitments hereunder.

                    (ii) Notwithstanding the foregoing, any termination of the Warehousing Commitments pursuant to Section 6.02 shall supersede any notice of termination or reduction under this Section 2.02(h). Once the Warehousing Commitments have been terminated or reduced, they may not be reinstated.

               (i)  Facility Fees.  The Company shall pay each Bank a facility
                    -------------
     fee for the period beginning on the Effective Date and ending on the Warehousing Termination Date at a per annum rate of one-half of one percent (0.50%) on the average daily amount of such Bank's Warehousing Commitment Amount, whether used or unused.

               (j)  Use of Proceeds.  Except as otherwise provided in Section
                    ---------------
     2.01(e) with respect to refinancing Swingline Loans, the proceeds of the Loans shall be used to make, originate or acquire Mortgage Loans, to finance Mortgage Loans previously made, originated or acquired or, in the case of Warehousing Loans made on the Effective Date, to repay in full the advances outstanding under the Existing Credit Agreement.

          2.02 Interest on the Warehousing Note; Balances Deficiency Fees; Usage
               -----------------------------------------------------------------
Fees; Continuations and Conversions.
-----------------------------------

               (a)  Interest Rates; Balances Deficiency Fees.  The Company will
                    ----------------------------------------
     pay each Bank interest on the unpaid principal balance of each Advance of such Bank from time to time outstanding as follows:

                    (i) with respect to Fixed Rate Advances, at the per annum rate (the "Fixed Rate") of 1.50%; provided, that if for any Balance Calculation Period the average daily Reserve-Adjusted Balances maintained by the Company with any Bank are less than an amount equal to the average daily aggregate unpaid principal balance of the Fixed Rate Advances owed to such Bank during such Balance Calculation Period (such deficiency being herein referred to as the "Balances Deficiency"), the Company will pay such Bank a fee (the "Balances Deficiency Fee") for said Balance Calculation Period on the Balances Deficiency at a per annum rate equal to 1.50% below the average daily Reference Rate in effect during said Balance Calculation Period; and provided further, that if the weighted average Reserve-Adjusted Balances maintained by the Company with any Bank for any Balance Calculation Period exceeds the weighted average daily aggregate unpaid principal balance of the Fixed Rate Advances owed to such Bank during such Balance Calculation Period (such excess being defined herein as the "Balances Surplus"), then such Balances Surplus, or, if the Company and such Bank shall so agree, the charges reduction benefit for such Balances Surplus (as determined by such Bank), may be carried forward and applied to succeeding Balance Calculation Periods (but not to any Balance Calculation Period occurring in any subsequent calendar year);

               (ii) with respect to Reference Rate Advances, the Reference Rate, plus the Applicable Margin, as adjusted automatically on and as of the effective date of any change in the Reference Rate;

               (iii) with respect to Eurodollar Advances, the Adjusted Eurodollar Rate, plus the Applicable Margin, as adjusted automatically on and as of the effective date of any change in the Adjusted Eurodollar Rate; and

               (iv) with respect to any Obligations not paid when due (i) consisting of Fixed Rate Advances, a rate per annum equal to the Fixed Rate, plus 2.0%, and (ii) consisting of other Obligations, a rate per annum equal to the Reference Rate, plus the Applicable Margin, plus 2.0%, for the period from the date such Obligations were due until the same are paid.

          (b) Usage Fees.  The Company will pay the Banks fees ("Usage Fees") in
              ----------
an amount equal to one-quarter of one percent (0.25%) per annum of the average daily amount by which the aggregate principal amount of Warehousing Loans and Swingline Loans outstanding exceeds the Warehousing Collateral Value of Delivered Mortgage Loans.

          (c) Payment of Interest, Usage Fees, Facility Fees and Balances
              -----------------------------------------------------------
Deficiency Fees.  The Agent shall use its best efforts to provide the Company
---------------
with a statement for interest on the Warehousing Notes, the Usage Fees, the facility fees with respect to the Warehousing Commitments and the warehousing fees with respect to Mortgage Loans pledged under the Pledge and Security Agreement, in each case accrued through the last day of each calendar month, on or before the third Business Day of the next succeeding calendar month, but shall have no liability to the Company for its failure to do so. Interest on the Warehousing Notes, Usage Fees, facility fees and warehousing fees accrued through the last day of each calendar month shall be due and payable on the second Business Day after the date the Company receives such statement from the Bank; provided, that interest payable at the rates provided for in Section 2.02 (a)(iv) shall be payable on demand. Any Balances Deficiency Fee payable hereunder shall be due and payable quarterly after each Balance Calculation Period within two Business Days after receipt by the Company from any Bank of a statement therefor (a copy of which shall be provided to the Agent) containing the calculations made to determine such Balances Deficiency Fee, which statement shall be conclusive absent manifest error.

               (d)  Designation and Conversions of Outstanding Advances.
                    ---------------------------------------------------
     Subject to the terms and conditions of this Agreement, the Company shall designate, on any Borrowing Date, all or portions of the Loans to be made on such Borrowing Date as one or more Eurodollar Advances, Fixed Rate Advances or Reference Rate Advances. Any portion of an outstanding Loan not designated as a Reference Rate Advance or a Fixed Rate Advance shall be funded as an Eurodollar Advance. Thereafter, subject to the terms and conditions of this Agreement, the Company shall have the option to convert all or any portion of any outstanding Advance into Advances of another type (i.e., Eurodollar Advances, Fixed Rate Advances or Reference Rate Advances); provided, however, that (i) no Advance may be converted into a Eurodollar Advance or, without the written consent of the Bank to which it is owed (a copy of which shall be provided to the Agent), a Fixed Rate Advance if an Event of Default or Unmatured Event of Default has occurred and is continuing on the proposed date of conversion, and (ii) no Advance owed to any Bank may be converted into a Fixed Rate Advance without the prior consent of such Bank, which shall be confirmed to the Agent in writing by such Bank, if the Reserve-Adjusted Balances maintained by the Company at such Bank are less than the aggregate amount of Fixed Rate Advances owed to such Bank, after giving effect to such conversion. The Company shall provide the Agent with telephonic notice of each proposed conversion or continuation not later than 12:00 noon (Minneapolis time) on the date of any conversion, which notice shall set forth the proposed date therefor. Each such notice shall specify (A) the amount to be continued or converted, and (B) the date for the continuation or conversion. Any notice given by the Company under this Section 2.02(d) shall be irrevocable. The Company shall promptly confirm any such proposed conversion by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/Conversion. The Agent shall notify each Bank affected by such proposed conversion by not later than 1:00 p.m. (Minneapolis time) on the date it receives such notice of the Advances of such Bank being converted and the types of

     Advances into which such Advances are being converted.

          (e)  Agent's Fees.  The Company shall pay to the Agent collateral
               ------------
     handling fees in accordance with the terms of a letter dated October __, 1996, as the same may be amended, supplemented, restated or replaced from time to time.

          2.03 Payments and Computations.
               -------------------------

               (a)  Payments.  All payments and prepayments by the Company of
                    --------
     principal of and interest on each Warehousing Note and all fees, expenses and other obligations under this Agreement shall be made in Immediately Available Funds to the Agent not later than 2:00 p.m. (Minneapolis time) on the dates called for under this Agreement, at the main office of the Agent in Minneapolis. Funds received after such hour shall be deemed to have been received by the Agent on the next Business Day. The Company irrevocably authorizes the Agent to charge the Collateral Account or any other account of the Company (other than escrow or custodial accounts) maintained with the Agent in an amount equal to any such payment or permitted prepayment of principal, interest, fees, expenses and other Obligations then due and payable by the Company to the Banks or the Agent under this Agreement and the other Loan Documents, as the case may be.

               (b)  Computations.  Balances Deficiency Fees, Usage Fees,
                    ------------
     facility fees and interest on each Warehousing Note shall be computed on the basis of actual days elapsed and a year of 360 days.

          2.04 Setoff.  Whenever an Event of Default shall have occurred and be
               ------
continuing, the Company hereby irrevocably authorizes each Bank to set off the Obligations owed to such Bank against all deposits and credits of the Company with, and any and all claims of the Company against, such Bank, excluding deposits of the Company with such Bank which the Company holds in escrow or in trust for the benefit of third parties, whether or not the Obligations owed to such Bank, or any part thereof, shall be then due. No Bank shall, except as otherwise set forth in the Loan Documents, have any right to set off the Obligations owed to such Bank against any such deposits or credits except during the continuance of an Event of Default. Each Bank agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations and participations therein held by such Bank, and only then to any other indebtedness of the Company to such Bank.

          2.05 Increased Capital Requirements.  In the event that, as a result
               ------------------------------
of any Regulatory Change, compliance by any Bank with any applicable law or governmental rule, requirement, regulation, guideline or order (whether or not having the force of law) regarding capital adequacy has the effect of reducing the rate of return on such Bank's capital as a consequence of such Bank's Warehousing Commitment or amounts outstanding under such Bank's Warehousing Note to a level below that which such Bank would have achieved but for such compliance (taking into consideration such Bank's policies with respect to capital adequacy), then from time to time the Company shall pay to such Bank, within thirty days after written demand by such Bank, such additional amount or amounts as will compensate such Bank for such reduction; provided, that the Company shall not be obligated to pay any such additional amount (i) unless such Bank shall first have notified the Company in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate, which shall be conclusive except for manifest error, as to the amount of any such reduction (including calculations in reasonable detail showing how such Bank computed such reduction and a statement that such Bank has not allocated to its Warehousing Commitment or amounts outstanding under its Warehousing Note a proportionately greater amount of such reduction than is attributable to each of its other commitments to lend or to each of its other outstanding credit extensions that are affected similarly by such compliance by such Bank, whether or not such Bank allocates any portion of such reduction to such other commitments or credit extensions) shall be furnished promptly by such Bank to the Company.

          2.06 Provisions Relating to Eurodollar Advances and Fixed Rate
               ---------------------------------------------------------
Advances.
--------

               (a)  Interest Rate Not Ascertainable, Etc.  If, on the date for
                    ------------------------------------
     determining the Adjusted Eurodollar Rate in respect of any Eurodollar Advance, any Bank determines (which determination shall be conclusive and binding, absent error) that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to such Bank of funding such Eurodollar Advance, then such Bank shall notify the Agent, and the Agent shall notify the Company, of such determination, whereupon the obligation of such Bank to make, or to convert any Advances to, Eurodollar Advances shall be suspended until such Bank notifies the Agent, and the Agent notifies the Company, that the circumstances giving rise to such suspension no longer exist. Outstanding Eurodollar Advances owed to such Bank shall thereupon automatically be converted to Reference Rate Advances.

               (b)  Increased Cost.  If, after the date hereof, any Regulatory
                    --------------
     Change or compliance with any request or directive (whether or not having the force of law) of any governmental authority, central bank or comparable agency:

                    (i) shall subject any Bank to any tax, duty or other charge with respect to Eurodollar Advances, its Warehousing Note or its obligation to make Eurodollar Advances, or shall change the basis of taxation of payment to such Bank of the principal of or interest on Eurodollar Advances or any other amounts due under this Agreement in respect of Eurodollar Advances or its obligation to make Eurodollar Advances (except for changes in the rate of tax on the overall net income of such Bank imposed by the laws of the United States or any jurisdiction in which such Bank's principal office is located); or

                    (ii) shall impose, modify or deem applicable any reserve, special deposit, capital requirement or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement to the extent included in calculating the applicable Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, any Bank or shall impose on any Bank or on the interbank Eurodollar market any other condition affecting Eurodollar Advances, such Bank's Warehousing Note or its obligation to make Eurodollar Advances;

     and the result of any of the foregoing is to increase the cost to such Bank of making or maintaining any Eurodollar Advance, or to reduce the amount of any sum received or receivable by such Bank under this Agreement or under its Warehousing Note, then, within 30 days after written demand by such Bank, the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided, that the Company shall not be obligated to pay any such additional amount (i) unless such Bank shall first have notified the Company in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate of any Bank claiming compensation under this Section 2.06, setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. Failure on the part of any Bank to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any period shall not constitute a waiver of such Bank's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent period.

          (c) Illegality.  If, after the date of this Agreement, the adoption
              ----------
     of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for such Bank to make, maintain or fund Eurodollar Advances or Fixed Rate Advances, such Bank shall notify the Company and the Agent, whereupon the obligation of such Bank to make Eurodollar Advances or Fixed Rate Advances, shall be suspended until such Bank notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist. If any Bank determines that it may not lawfully continue to maintain any Eurodollar Advances or Fixed Rate Advances, all of the affected Advances shall be automatically converted to Reference Rate Advances as of the date of such Bank's notice.

               (d)  Discretion of Banks as to Manner of Funding.  Each Bank
                    -------------------------------------------
     shall be entitled to fund and maintain its funding of Eurodollar Advances in any manner it may elect, it being understood, however, that for the purposes of this Agreement all determinations hereunder (including, but not limited to, determinations under Section 2.06(d), but excluding determinations of the Eurodollar Rate that the Agent may elect to make from the Reuters screen) shall be made as if such Bank had actually funded and maintained each Eurodollar Advance during the Interest Period for such Advance through the purchase of deposits having a maturity corresponding to the last day of the applicable Interest Period and an interest rate equal to the Eurodollar Rate.

          SECTION 3.  REPRESENTATIONS AND WARRANTIES.  In order to induce the
                      ------------------------------
Banks to enter into this Agreement and to make and maintain the Warehousing Loans, the Company makes the following representations and warranties to the Banks effective on and as of the Signing Date, the Effective Date and each Borrowing Date:

          3.01 Formation; Powers; Good Standing; Subsidiaries; Agency Status.
               -------------------------------------------------------------

               (a)  Formation and Powers.  NCFC is a corporation duly organized,
                    --------------------
     validly existing and in good standing under the laws of the State of Delaware, the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and each of NCFC and the Company has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Loan Document to which it is or will be a party and to carry out the transactions contemplated hereby and thereby.

               (b)  Good Standing.  Each of NCFC and the Company is in good
                    -------------
     standing wherever necessary to carry on its business and operations, except in jurisdictions in which the failure to be in good standing would not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

               (c)  Subsidiaries, Joint Ventures and Partnerships.  NCFC has no
                    ---------------------------------------------
     Subsidiaries other than the Company and the Company has no Subsidiaries. Neither NCFC nor the Company is a member of any joint venture or partnership.

          3.02  Authorization; No Conflict; Governmental Consents; Binding
                ----------------------------------------------------------
Effect.
------

               (a)  Authorization of Borrowing.  The execution, delivery and
                    --------------------------
     performance by each of NCFC and the Company of each Loan Document to which it is or will become a party, the carrying out of the transactions contemplated hereby and thereby, and the issuance, delivery and payment of the Warehousing Notes have been duly authorized by all necessary corporate action by each of them.

               (b)  No Conflict.  The execution, delivery and performance by
                    -----------
     each of NCFC and the Company of each Loan Document to which it is or will be a party, the carrying out of the transactions contemplated hereby and thereby, and the issuance, delivery and payment of the Warehousing Notes does not and will not (i) violate any provision of law applicable to it, its articles or certificate of incorporation or bylaws or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its contractual obligations, (iii) result in or require the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets except the Liens granted to the Agent for the benefit of the Banks under the Pledge and Security Agreement or (iv) require any approval of shareholders or any approval or consent of any Person under any of its contractual obligations other than approvals or consents which have been obtained.

               (c)  Governmental Consents.  The execution, delivery and
                    ---------------------
     performance by each of NCFC and the Company of, and the validity and enforceability of, each Loan Document to which it is or will be a party, the carrying out of the transactions contemplated hereby and thereby, and the issuance, delivery and payment of the Warehousing Notes by the Company do not and will not require any registration with, consent or approval of, or notice to, or other action of, with or by, any Federal, state or other governmental authority or regulatory body or other Person except those that have been obtained. Any registration with, consent or approval of or other action by any federal, state or other governmental authority or regulatory body or other Person which has been obtained and has been disclosed in writing to the Banks shall remain in effect and shall not be modified except as may be approved in writing by the Agent, which approval shall not be unreasonably withheld.

               (d)  Binding Obligations.  Each of the Loan Documents to which
                    -------------------
     it is a party is, and each of the Loan Documents to which it will be a party will be, the legally valid and binding obligations of each of NCFC and the Company, and each of the Loan Documents has been or will be duly executed, and is or will be enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

          3.03  Financial Condition.  NCFC has heretofore delivered to the
                -------------------
Banks its audited consolidated balance sheet as at November 30, 1995, its unaudited consolidated balance sheet as at August 31, 1996 and the related statements of income, shareholders' equity and cash flow for the periods then ended. Such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition of NCFC and the Company as of the dates indicated and the results of its operations and cash flow for the periods indicated. As of the Signing Date, neither NCFC nor the Company has any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in the foregoing financial statements or in the notes thereto.

          3.04 Title to Property; Liens.  NCFC and the Company each has good,
               ------------------------
sufficient and legal title to all the properties and assets reflected in the balance sheet dated as at November 30, 1995 referred to in Section 3.03 and all assets held by NCFC and the Company on the Signing Date but acquired subsequent to the date of such balance sheet, except for assets disposed of in the ordinary course of business. All such properties and assets are free and clear of Liens, except as permitted hereunder. The grant of a security interest pursuant to the Pledge and Security Agreement creates a valid security interest in the property subject thereto and the Lien on the Collateral created by the Pledge and Security Agreement will be a first priority Lien thereon, free and clear of any other Liens except as permitted hereunder.

          3.05 Litigation; Adverse Facts.  There is no action, suit, proceeding
               -------------------------
or arbitration at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of NCFC or the Company, threatened against or affecting NCFC or the Company or any of their respective properties that would, if decided in a manner adverse to it, result in any material adverse change in its business, operations, properties, assets or condition (financial or otherwise) or would materially adversely affect its ability to perform its obligations under each Loan Document to which it is or will be a party, and there is no basis known to it for any action, suit or proceeding which would have such an effect. Neither NCFC nor the Company is (i) in violation of any applicable law if such violation materially adversely affects or may materially adversely affect its business, operations, properties, assets or condition (financial or otherwise) or (ii) subject to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise). There is no action, suit, proceeding or investigation pending or, to the knowledge of NCFC or the Company, threatened against or affecting NCFC or the Company, which questions the validity or the enforceability of any Loan Document.

          3.06 Other Agreements; Performance.
               -----------------------------

               (a)  Agreements.  Neither NCFC nor the Company is a party to or
                    ----------
     subject to any contractual obligation or charter or other internal restriction materially adversely affecting its business, properties, assets, operations or condition (financial or otherwise).

               (b)  Performance.  Neither NCFC nor the Company is in default in
                    -----------
     the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its material contractual obligations, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise). To the best knowledge of NCFC and the Company, the other parties to any of the contractual obligations of NCFC or the Company are not in default thereunder, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise).

          3.07 Use of Proceeds.  All proceeds of the Warehousing Loans will be
               ---------------
used only in accordance with Section 2.01(h). No part of the proceeds of the Warehousing Loans or the Swingline Loans will be used by the Company to purchase or carry any margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (or any successor thereto)) or to extend credit to any other Person for the purpose of purchasing or carrying any margin stock.

          3.08 Taxes.  Each of NCFC and the Company has filed all tax returns
               -----
required to be filed by it, and has paid all taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith by appropriate proceedings for which adequate reserves in conformity with GAAP have been provided. No material tax Liens have been filed and, to their knowledge, no material claims or assessments are being asserted or will be asserted with respect to any such taxes or other charges.

          3.09 ERISA.  Each Plan is in substantial compliance with all
               -----
applicable requirements of ERISA and the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. No Reportable Event has occurred and is continuing with respect to any Plan. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would reasonably be expected to result in the institution of proceedings to terminate any Plan under Section 4042 of ERISA. With respect to each Plan subject to Title IV of ERISA, as of the most recent valuation date for such Plan, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Banks) of such Plan's projected benefit obligations did not exceed the fair market value of such Plan's assets. Neither the Company nor any ERISA Affiliate is required to make contributions to any Multiemployer Plan.

          3.10 Governmental Regulation.  Neither NCFC nor the Company is subject
               -----------------------
to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any federal or state statute or regulation limiting its ability to incur Indebtedness for money borrowed.

          3.11 Indebtedness.  As of the Signing Date, neither NCFC nor the
               ------------
Company has any Indebtedness outstanding except the Indebtedness permitted pursuant to Section 4.08.

          3.12 No Material Adverse Event.  Since November 30, 1995, neither the
               -------------------------
business, operations, properties nor assets of NCFC or the Company have been affected in any material adverse way as the result of any Material Adverse Event, including, without limitation, fire, explosion, accident, act of God, strike, lockout, flood, drought, storm, earthquake, or combination of workmen or other labor disturbance, riot, activity of armed forces or of the public enemy, embargo or nationalization, condemnation, requisition or taking of property, or cancellation or modification of contracts, by any domestic or foreign government or any instrumentality or agency thereof.

          3.13 Licenses and Permits.  Each of NCFC and the Company has all
               --------------------
federal, state and local licenses and permits required to be maintained in connection with and material to the current operation of its businesses, and all such licenses and permits are valid and fully effective.

          3.14 Guarantees.  Neither NCFC nor the Company has made, or is liable
               ----------
in respect of, any Guarantee, other than the Guaranty.

          3.15 Accuracy and Completeness of Information.  No representation or
               ----------------------------------------
warranty of NCFC or the Company contained in this Agreement or the other Loan Documents, no representation or warranty contained in any other document, certificate or written statement furnished to the Agent or any Bank by NCFC or the Company for use in connection with the transactions contemplated by the Loan Documents and no representation or warranty contained in any other document, certificate or written statement furnished to the Agent or any Bank by or on behalf of any other Person for use in connection with the transactions contemplated by the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact (known to it in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not materially misleading. There is no fact known to NCFC or the Company (other than matters of a general economic nature) which materially adversely affects the business, operations, property, assets or condition (financial or otherwise) of NCFC or the Company which has not been disclosed herein or in such other documents, certificates and statements furnished to the Agent or any Bank for use in connection with the transactions contemplated hereby.

          SECTION 4.  COVENANTS OF THE COMPANY.  So long as the Warehousing
                      ------------------------
Commitments are in effect and thereafter so long as any Obligation shall remain unpaid, the Company covenants that, unless the Required Banks shall otherwise consent in writing, it will perform all the covenants set forth in this Section 4.

          4.01 Financial Statements and Other Reports.  NCFC and the Company
               --------------------------------------
will each maintain a system of accounting established and administered in accordance with sound business practices such as to permit the preparation of financial statements in accordance with GAAP and furnish or cause to be furnished to each Bank:

               (a) as soon as available and in any event within 30 days after the end of each calendar month, a copy of the unaudited financial statements of NCFC (on a consolidated and a consolidating basis) and the Company as at the end of such month, consisting of at least a balance sheet and the related statements of income, shareholders' equity and cash flow of NCFC and the Company for such month and from the beginning of the then current fiscal year of NCFC and the Company to the end of such month, setting forth in each case in comparative form the figures for the corresponding date or period of the previous fiscal year, all in reasonable detail, and certified by the chief financial officer of NCFC as being complete and correct in all material respects and fairly presenting NCFC's and the Company's financial condition and results of operations, subject to changes resulting from normal year-end adjustments;

               (b) as soon as available and in any event within 90 days after the end of each fiscal year, financial statements of NCFC (on a consolidated and a consolidating basis) and the Company, consisting of at least a balance sheet as at the end of such fiscal year and the related statement of income, shareholders' equity and cash flow for such fiscal year of NCFC and the Company, setting forth in each case in comparative form the corresponding figures as of the end of and for the previous fiscal year, all in reasonable detail, accompanied by a report thereon of the accounting firm of KMP&G Peat Marwick or other independent certified public accountants selected by NCFC and reasonably satisfactory to the Agent, which report shall be unqualified and shall state that such financial statements present fairly the financial condition of NCFC and the Company as at the date indicated and the results of their operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior fiscal years (except as otherwise required by GAAP and stated therein) and that the examination of such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, accompanied by a letter from such accounting firm addressed to the Banks acknowledging that the Banks are extending credit in reliance on such statements and authorizing such reliance, and also by any management letters to the

     Company or its board of directors furnished by such accounting firm in connection with its audit of the Company's consolidated financial statements;

               (c) with the financial statements furnished pursuant to Section 4.01(a) for each calendar month:

                    (i) a certificate signed by the chief financial officer of the Company stating that to the best of his knowledge, after due inquiry, there exists no Event of Default or Unmatured Event of Default, or, if such Event of Default or Unmatured Event of Default exists, stating the nature thereof, the period of existence thereof, and what action the Company proposes to take with respect thereto;

                    (ii) a properly completed Compliance/Borrowing Base Certificate as of the end of such month;

                    (iii) a servicing/delinquency report showing with respect to the Eligible Servicing Portfolio: the number of Mortgage Notes (including Mortgage Notes backing Mortgage-backed Securities) included therein, the total outstanding principal amount thereof, Investor type, weighted average coupon, delinquency status and foreclosure experience; and

                    (iv) such additional information concerning the Eligible Servicing Portfolio and such selective detail by segments and categories thereof as may from time to time be reasonably requested by any Bank.

               (d) within five days after the end of each (i) week (for the purposes of this paragraph (d), each week shall be deemed to end on a Friday), with respect to the Agent, and (ii) month, with respect to all the Banks, an inventory/pipeline position report showing with respect to each Take-Out Commitment: the type, Investor type, expiration date, price, interest rate and/or required yield, the original amount or aggregate amount thereof and the portions thereof that have been utilized and the portions thereof that remain available, future contracts, hedged positions, repurchase agreements and profit and loss, indicating the number of Mortgage Notes owned by the Company, the aggregate principal balance thereof and the warehouse and pipeline balances (for purposes of this clause (d), "inventory" means Mortgage Notes owned by the Company which have been fully funded or with respect to which the Company has paid the full purchase price and "pipeline" means the Mortgage Notes (or applications for Mortgages) as to which the Company has made either firm or floating price quotes to purchase or fund but which have not been purchased or funded by the Company), together with copies of any new Take-Out Commitments issued to or entered into by the Company during such week or month, as the case may be;

               (e) within five Business Days after any officer of the Company has knowledge of their occurrence, notice of each of the following events:

                    (i) the commencement of any action, suit, proceeding or arbitration against NCFC or any Subsidiary of NCFC, or any material development in any action, suit, proceeding or arbitration pending or threatened against NCFC or any such Subsidiary, (A) in which the aggregate uninsured amount claimed is more than $50,000, (B) which would, if decided in a manner adverse to NCFC or such Subsidiary, constitute a Material Adverse Event or (C) which relates to this Agreement or any document executed pursuant hereto or any transaction financed or to be financed in whole or in part directly or indirectly with the proceeds of the loans made pursuant hereto;

                    (ii) any Event of Default or Unmatured Event of Default and what actions, if any, the Company is taking or contemplates taking in regard thereto;

                    (iii) any notice from any Investor that it intends to put the Company on probation or that it will cease purchasing Mortgage Loans from the Company or that it will cease permitting the Company to service Mortgage Notes owned, sold or guaranteed by it; and

                    (iv) notice of any other Material Adverse Event, including any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Company to the Banks;

               (f) prior to the end of each fiscal year, final annual budgets, forecasts and pro-forma cash flow projections developed by NCFC and the Company for its next succeeding fiscal year;

               (g) as soon as available, copies of all financial statements, reports and returns sent to NCFC's stockholders and copies of all regular, periodic, or special reports which the Company or NCFC is or may be required to file with any governmental department, bureau, commission or agency; and

               (h) from time to time, such other information regarding the business, operations, affairs and financial condition of NCFC and the Company as the Bank may reasonably request.

          4.02 Corporate Existence; Agency Status.  The Company and NCFC will
               ----------------------------------
each (a) maintain its corporate existence in good standing under the laws of the jurisdiction of its incorporation and (b) its right to carry on its business and operations in each jurisdiction in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to be in good standing would preclude NCFC or the Company from enforcing its rights with respect to any material assets or expose the Company to any material liability.

          4.03 Compliance with Laws, Taxes, etc.  The Company and NCFC will each
               --------------------------------
comply in all material respects with all applicable laws, rules, regulations and orders (including without limitation Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), the failure to be in compliance with which would have a materially adverse effect on the financial condition of NCFC or the Company, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings and for which any reserves required by GAAP have been established. In the event the Company or NCFC fails to satisfy its obligations under this Section 4.03 as to taxes, assessments and governmental charges, the Banks may but are not obligated to satisfy such obligations in whole or in part and any payments made and expenses incurred in doing so shall constitute Obligations, shall bear interest at the rate set forth in Section 2.02(a)(iv) from the date incurred and shall be paid or reimbursed by the Company on demand.

          4.04 ERISA.  The Company and NCFC will each maintain, and cause each
               -----
ERISA Affiliate to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which the Company or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in each case in an amount exceeding $10,000, or (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Company, NCFC or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived with respect to any Plan in an aggregate amount exceeding $10,000. The Company and NCFC will not permit, and will not allow any ERISA Affiliate to permit, any event to occur or condition to exist which would permit any Plan to terminate under any circumstances which would cause the Lien provided for in Section 4068 of ERISA to attach to any assets of the Company, NCFC or any Subsidiary of the Company; and the Company and NCFC will not permit, as of the most recent valuation date for any Plan subject to Title IV of ERISA, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Banks) of such Plan's projected benefit obligations to exceed the fair market value of such Plan's assets. The Company and NCFC will not, and will not permit any ERISA Affiliate to, become a party to any Multiemployer Plan.

          4.05 Assets and Insurance.  The Company and NCFC will each maintain
               --------------------
or require to maintain in full force and effect (a) an adequate errors and omissions insurance policy, (b) such other insurance coverage by financially sound and respectable insurers, on all properties of a character usually insured by organizations engaged in the same or similar business (including, without limitation, all real property covered by Mortgages to the extent normally required by prudent mortgagees) against loss or damage of a kind customarily insured against by such organizations, (c) adequate public liability insurance against tort claims which may be asserted against NCFC or the Company, and (d) a mortgage bankers blanket bond insurance policy in at least the amount customarily maintained by organizations engaged in the same or similar business and under similar circumstances as NCFC and the Company.

          4.06 Inspection, Visitation, etc.  The Company and NCFC will each
               ---------------------------
permit any Person designated by any Bank in writing, at such Bank's expense, to visit and inspect any of the properties, corporate books and financial records of NCFC or the Company and discuss its affairs and finances with the principal officers of NCFC or the Company and their independent public accountants, all at such times as any such Bank shall reasonably request.

          4.07 Further Assurances. The Company and NCFC will each take all such
               ------------------
further actions and execute all such further documents and instruments as the Agent may at any time reasonably determine in its sole discretion to be necessary or advisable to further carry out and consummate the transactions contemplated by the Loan Documents and to perfect or protect the Liens granted to the Agent for the benefit of the Banks under any Loan Document.

          4.08 Indebtedness.  The Company and NCFC will not, directly or
               ------------
indirectly, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

               (a)  the Obligations;

               (b) current liabilities not more than 90 days overdue, unless contested in good faith by appropriate proceedings and any reserves required by GAAP have been established, incurred by NCFC or the Company in the ordinary course of business otherwise than for money borrowed; and

               (c) Indebtedness incurred to finance the purchase of equipment and secured solely by Liens on such equipment, in an aggregate amount not to exceed $2,000,000;

provided, that in no event shall the Company permit (i) the Adjusted Leverage Ratio, from the Effective Date to the Securitization Date, to be greater than 10 to 1, and (ii) the Leverage Ratio, from the Securitization Date to the Warehousing Termination Date, to be greater than

(A) 8 to 1 as of the last day of each fiscal quarter of the Company, and (B) 10 to 1 at any other time.

          4.09 Liens.  The Company and NCFC will not, directly or indirectly,
               -----
create, incur, assume or permit to exist, any Lien with respect to any property now owned or hereafter acquired by NCFC or the Company, or any income or profits therefrom, except:

               (a) the security interests granted to the Agent for the benefit of the Banks under the Loan Documents;

               (b) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of NCFC or the Company;

               (c) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP;

               (d) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property and minor irregularities in title thereto which do not materially impair their use in the operation of its business; and

               (e) Liens on equipment arising under any capitalized lease obligation or other purchase money Liens on equipment acquired after the Signing Date to secure Indebtedness permitted pursuant to Section 4.08(c).

               (f) Liens incurred in connection with gestation repurchase agreements or similar arrangements under which NCFC or its subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from any Bank or other counterparty reasonably satisfactory to the Agent; provided, that such gestation repurchase agreements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans.

          4.10 Investments.  The Company and NCFC will not, directly or
               -----------
indirectly, make or own any Investment, except Investments in (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either

Standard & Poor's Corporation or Moody's Investors Service, Inc., (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (d) in the case of the Company, Mortgage Loans originated or acquired by the Company in the ordinary course of the Company's business, and in the case of NCFC, other consumer debt obligations originated or acquired by NCFC in the ordinary course of NCFC's business, (e) certificates of deposits or bankers acceptances issued by any of the Banks or any other commercial bank organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $500,000,000, or by United States offices of foreign banks having the highest rating obtainable from a nationally recognized rating agency, in each case maturing within one year from the date of acquisition thereof, (f) investments in mutual funds that invest substantially all of their assets in Investments of the types described in subsections (a), (b), (c) and (e) of this
Section 4.10, and (g) in the case of NCFC, the capital stock of the Company.

          4.11 Guarantees.  The Company and NCFC will not, directly or
               ----------
indirectly, create or become or be liable with respect to any Guarantee, other than the Guaranty and Guarantees by NCFC of Indebtedness of the Company secured by liens described in Section 4.09(e), in an amount not to exceed $500,000.

          4.12 Net Worth.   NCFC will at all times:
               ---------

               (a) prior to the Securitization Date, maintain Adjusted Tangible Net Worth of not less than the greater of (i) $2,500,000 or (ii) from and after January 1, 1997, eighty-five percent (85%) of the Adjusted Tangible Net Worth at the end of its most recently completed fiscal year or, in the case of the Adjusted Tangible Net Worth at the end of any fiscal year, its prior fiscal year; and

               (b) after the Securitization Date, maintain Net Worth of not less than the greater of (i) $4,250,000 or (ii) from and after January 1, 1997, eighty-five percent (85%) of the Net Worth at the end of its most recently completed fiscal year or, in the case of the Net Worth at the end of any fiscal year, its prior fiscal year.

          4.13 Restriction on Fundamental Changes.  The Company and NCFC will
               ----------------------------------
not engage in any business activities or operations substantially different from or unrelated to those in which the Company and NCFC were engaged on the Signing Date, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business or property of, or stock or other evidence of beneficial ownership of, any Person, except:

          (a) the Company or NCFC may sell or otherwise dispose of property in the ordinary course of business, provided such sales do not include all or substantially all of the assets of NCFC or the Company; and

          (b) NCFC and its Subsidiaries other than the Company may engage in any business involving the origination, acquisition, servicing or sale of consumer Indebtedness other than Mortgage Loans.

          4.14 Restricted Payments. The Company and NCFC will not make any
               -------------------
Restricted Payments.

          4.15 Minimum Liquidity.  The Company will ensure that, as of the end
               -----------------
of each calendar month, beginning November 30, 1996, it will have cash on hand in an amount of not less than $1,500,000.

          4.16 Subsidiaries.  The Company will not create or acquire any
               ------------
Subsidiaries, and NCFC will not create or acquire any Subsidiaries other than the Company and Subsidiaries engaged solely in any business involving the origination, acquisition, servicing and sale of consumer Indebtedness other than Mortgage Loans.

          4.17 Affiliate Transactions.  The Company and NCFC will not enter into
               ----------------------
any transaction with an Affiliate of the Company or NCFC, other than transactions in the ordinary course of business on terms no less favorable to the Company than those that would be obtained in an arm's-length transaction.

          4.18 Escrow Imbalances.  The Company will, no later than five (5)
               -----------------
Business Days after learning (from any source) of any material imbalance in any escrow account, fully and completely correct and eliminate such imbalance.

          4.19 Inconsistent Agreements.  The Company and NCFC will not, directly
               -----------------------
or indirectly, enter into any agreement containing any provision which would be violated or breached by any borrowing by the Company hereunder or by the performance by the Company or NCFC of their respective obligations hereunder or under any other Loan Document.

          4.20 Closing Procedures.  The Company will provide closing
               ------------------
instructions to each Closing Agent (as defined in the Pledge and Security Agreement) which (a) require, in connection with Mortgage Loans tablefunded by the Company, that (i) the Mortgage Note evidencing each such Mortgage Loan shall be endorsed to the Company, (ii) the assignment of the applicable Mortgage to the Company shall be recorded simultaneously with but separate from the related Mortgage and (iii) the Mortgage Note evidencing each such Mortgage Loan and other related loan documents shall be delivered to the Company promptly upon the closing of such Mortgage Loan, and (b) in the case of Mortgage Loans funded by a wire transfer of funds from the Wet Funding Wire Clearing Account (as defined in the

Pledge and Security Agreement) in accordance with Section 4.01(b)(ii) of the Pledge and Security Agreement, contain a statement substantially in the form set forth in Exhibit G. The Company shall review for accuracy and completeness each Mortgage Note, Mortgage, assignment and other document evidencing or securing each Mortgage Loan originated or purchased by the Company.

          4.21 Underwriting.  All Mortgage Loans pledged to the Agent, for the
               ------------
benefit of Banks, pursuant to the Pledge and Security Agreement will conform with, and will be assigned a Risk Rating in accordance with, the Underwriting Guidelines. The Company shall not make any material change in the Underwriting Guidelines and shall review the Underwriting Guidelines periodically to confirm that they are being complied with in all material respects and are adequate to meet the Company's business objectives.

          4.22 Independence of Covenants.  All covenants hereunder shall be
               -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Unmatured Event of Default if such action is taken or condition exists.

          SECTION 5.  CONDITIONS PRECEDENT.
                      --------------------

          5.01 Conditions Precedent to Effectiveness.  The several obligations
               -------------------------------------
of the Banks to make the initial Warehousing Loans and the effectiveness of this Agreement are subject to the satisfaction on or before the Effective Date of each and every of the following conditions:

               (a) The following documents, certificates and opinion, each in form and substance satisfactory to the Banks and their counsel, shall have been delivered to the Agent:

                    (i)   the Warehousing Notes, duly executed by the Company;

                    (ii) the Pledge and Security Agreement, duly executed by the Company, together with such financing statements and other instruments required by the Agent to create and perfect the security interests granted under the Pledge and Security Agreement;

                    (iii) the Guaranty, duly executed by NCFC;

                    (iv) completed responses to requests for information or other evidence satisfactory to the Agent that the financing statements and other instruments delivered to the Agent pursuant to Section 5.01(a)(ii) have been filed in all appropriate filing offices and that such filed financing statements perfect a first priority security interest in favor of the Agent for the benefit of the Banks in the property described therein;

                    (v) copies of the resolutions of the Boards of Directors of the Company and NCFC, certified by the respective Secretary or Assistant Secretary of each of them, authorizing the execution, delivery and performance of each Loan Document to which it is or will be a party and the other matters contemplated hereby;

                    (vi) a certificate signed by the Secretary or an Assistant Secretary of each of the Company and NCFC certifying (A) as to the names, incumbency and true signatures of the respective persons authorized to execute and deliver each Loan Document to which it is or will be a party and any other instrument or agreement hereunder and under any other Loan Documents and (B) that the Agent and the Banks may conclusively rely on such certificate until the Agent shall have received a further certification of its Secretary or an Assistant Secretary cancelling or amending such certificate and submitting the names, incumbency and signatures of the officers named in such further certificate;

                    (vii) a certificate by the Secretary of each of the Company and NCFC certifying that their respective Articles of Incorporation have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to First Bank in connection with the closing of the Existing Credit Agreement, together with copies of the Article of Incorporation of each of the Company and NCFC with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of their respective incorporation;

                    (viii) certificates of good standing for each of the Company and NCFC in the jurisdiction of its incorporation and certificates of good standing for the Company in each of the jurisdictions in which the Company is required to be qualified to do business, certified by the appropriate governmental officials as of a date not more than ten days prior to the Closing Date;

                    (ix) a certificate of the Secretary or an Assistant Secretary of each of the Company and NCFC certifying to true and correct copies of its respective bylaws, as amended to the Effective Date;

                    (x) the favorable written opinions of Brad A. Morrice, counsel to the Company and NCFC, addressed to the Banks, as to the matters and effect set forth in Exhibit H; and

                    (xi) a certificate of the Secretary or Assistant Secretary of the Company in the form set forth as Exhibit I.

               (b)  The requirements of Sections 5.02 shall have been satisfied.

          5.02 Conditions Precedent to all Warehousing Loans.  The obligation of
               ---------------------------------------------
each Bank to make each Warehousing Loan (including the initial Warehousing Loan) is subject to the satisfaction of each and every of the following additional conditions:

               (a) the Agent shall have received a timely and properly completed notice under Section 2.01(c);

               (b) there shall not have been any Regulatory Change after the Signing Date which would render the transactions contemplated hereby unlawful or which would impose a cost on or increase the cost to such Bank for making or maintaining its Warehousing Loans or which would reduce any amount payable to such Bank under this Agreement or its Warehousing Note;

               (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing or will exist upon making the requested Loan;

               (d) all the representations and warranties set forth in Section 3 of this Agreement, in Section 5 of the Pledge and Security Agreement and in Section 15 of the Guaranty shall be true and correct in all material respects as though made on and as of the applicable Borrowing Date;

               (e) no material adverse change in, or development likely to have a material adverse effect on, the business, operations, prospects, assets or condition (financial or otherwise) of NCFC or the Company shall have occurred and no occurrence or event which is likely to have a material adverse effect on the rights and remedies of the Banks or the ability of NCFC or the Company to perform their respective obligations to the Banks shall have occurred; and

               (f)  the requested Loan is permitted under Section 2.01.

          SECTION 6.  EVENTS OF DEFAULT; REMEDIES.
                      ---------------------------

          6.01 Events of Default.  The occurrence of any one or more of the
               -----------------
following events shall constitute an Event of Default:

          (a) The Company shall fail to make when due, whether by acceleration of maturity or otherwise, any payment of principal of the Warehousing Note, or shall fail to pay within five days after the same becomes due, whether by acceleration of maturity or otherwise, any payment of interest on any Warehousing Note or any fee or other amount required to be paid to the Agent or any Bank pursuant to this Agreement or any other Loan Document; or

          (b) Any representation or warranty made by the Company in this Agreement or by the Company or NCFC in any other Loan Documents or in any certificate, statement, report or document furnished to the Agent or the Banks pursuant to or in connection with any Loan Document shall be untrue or misleading in any material respect on the date as of which the facts set forth are stated or certified; or

          (c) The Company shall fail to comply with any agreement, covenant, condition, provision or term contained in the Pledge and Security Agreement or in Section 4.02(a), 4.08, 4.09, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16 or
     4.21, or shall fail to comply with any agreement, covenant, condition, provision or term contained in Sections 4.02(b), 4.04 or 4.10 and such failure shall not be remedied within 10 calendar days after an executive officer of the Company shall have become aware of such failure to comply; or

          (d) The Company or NCFC shall fail to comply with any other agreement, covenant, condition, provision or term contained in this Agreement or any other Loan Document then in effect (other than those hereinabove set forth in this Section 6.01) and such failure to comply is not remedied within 30 calendar days after the earliest of (i) the date the Agent has given the Company written notice of the occurrence thereof, (ii) the date the Company gives notice of such failure to the Agent or (iii) the date the Company should have given such notice of such failure to the Agent pursuant to Section 4.01(f)(ii); or

          (e) Any creditor or representative of any creditor of the Company or NCFC shall become entitled to declare any Indebtedness in the amount of $100,000 or more owing on any bond, debenture, note or other evidence of Indebtedness for borrowed money to be due and payable prior to its expressed maturity, whether or not such Indebtedness is actually declared to be immediately due and payable, or any such Indebtedness becomes due and payable prior to its expressed maturity by reason of any default by the Company or NCFC in the performance or observance of any obligation or condition and such default shall not have been effectively waived or shall not have been cured within any grace period allowed therefor or any such Indebtedness shall have become due by its terms and shall not have been promptly paid or extended; or

          (f) The Company or NCFC shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Company or

     NCFC or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Company or NCFC or for a substantial part of the property thereof and shall not be discharged within 60 days, or the Company or NCFC shall make an assignment for the benefit of creditors; or

          (g) Any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law shall be instituted by or against the Company or NCFC, and, if instituted against the Company or NCFC, shall have been consented to or acquiesced in by the Company or NCFC, or shall remain undismissed for 60 days, or an order for relief shall have been entered against the Company or NCFC; or

          (h) Any dissolution or liquidation proceeding shall be instituted or against the Company or NCFC and, if instituted against the Company or NCFC, shall be consented to or acquiesced in by the Company or NCFC or such Subsidiary or shall remain for 60 days undismissed; or

          (i) A judgment or judgments for the payment of money in excess of the sum of $100,000 in the aggregate shall be rendered against the Company or NCFC and either (i) the judgment creditor executes on such judgment or (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

          (j) Any execution or attachment shall be issued whereby any substantial part of the property of the Company or NCFC shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof; or

          (k) The Pledge and Security Agreement or the Guaranty, shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by the Company or NCFC, or the Agent shall cease to have a valid and perfected security interest having the priority contemplated under the Pledge and Security Agreement in any part of the collateral described therein, other than by action or inaction of the Agent, unless the Company shall, within two Business Days after the earlier of the date it receives notice thereof from the Agent or the date an officer of the Company has knowledge thereof, repay the outstanding Warehousing Loans in an amount sufficient to reduce the aggregate outstanding principal balance of the Warehousing Loans to the aggregate Warehousing Collateral Value of the Warehousing Collateral; or

          (l)  A Change of Control shall occur.

          6.02 Remedies.  If (a) any Event of Default described in Section
               --------
6.01(f), (g) or (h) shall occur, the Commitments shall automatically terminate and the Obligations shall automatically become immediately due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived, anything in this Agreement or any other Loan Document to the contrary notwithstanding, and thereafter the Required Banks may direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents; or (b) any other Event of Default shall occur and be continuing, then, the Required Banks may do any or all of the following: (i) declare the Warehousing Commitments terminated, whereupon the Warehousing Commitments shall be terminated, (ii) declare the Obligations to be forthwith due and payable, whereupon the Obligations shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding and (iii) direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents.

          SECTION 7.  THE AGENT
                      ---------

          7.01 Appointment and Authorization.  Each Bank appoints and authorizes
               -----------------------------
the Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, WHETHER OR NOT AMOUNTING TO SIMPLE NEGLIGENCE, except for its or their own gross negligence or willful misconduct; provided, however, that the Agent shall be protected in acting or refraining from acting upon the instruction of the requisite Banks under Section 8.05; and provided, further, that the Agent shall not be required to take any action that exposes it to personal liability or is contrary to any Loan Document, other agreement or applicable law. The Agent shall act as an independent contractor in performing its obligations as the Agent hereunder and under the other Loan Documents and nothing herein contained shall be deemed to create a fiduciary relationship among or between the Agent, the Company or the Banks.

          7.02 Note Holders.  The Agent may treat the payee of any Note as the
               ------------
holder thereof until written notice of transfer shall have been filed with it signed by such payee.

          7.03 Consultation With Counsel.  The Agent may consult with legal
               -------------------------
counsel selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

          7.04 Documents.  The Agent shall not be under a duty to examine into
               ----------
or pass upon the validity, effectiveness, genuineness or value of the Notes, the other Loan Documents or any other instrument or document furnished pursuant thereto or thereunder. The Agent makes no representation or warranty to any Bank, nor shall the Agent be responsible for any representations, warranties or statements made in connection with this Agreement or any other Loan Document. The Agent shall be entitled to assume that this Agreement and the other Loan Documents are valid, effective and genuine and what they purport to be. The Agent (i) shall execute and deliver the Pledge and Security Agreement in the form of Exhibit D hereto, whereupon each provision thereof which is contemplated to be binding upon the Banks shall be binding upon the Banks and each of them; and (ii) shall not waive, amend or otherwise modify any provision of the Pledge and Security Agreement without the written consent of the Banks required pursuant to Section 8.05.

          7.05 Agent and Affiliates.  With respect to its Commitments and the
               --------------------
Loans made by it in its capacity as a Bank, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Bank and may exercise the same as though it were not the Agent, and the Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary as if it were not the Agent.

          7.06 Action by Agent.  The Agent shall be entitled to use its
               ---------------
discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, or with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement and the other Loan Documents. The Agent shall incur no liability under or in respect of this Agreement or any of the other Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be necessary or desirable in the premises. The Agent may employ agents and attorneys-in-fact in carrying out its responsibilities under the Loan Documents, and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact as long as the Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact, EVEN IF SUCH SELECTION AMOUNTED TO SIMPLE NEGLIGENCE.

          7.07 Credit Analysis.  Each Bank has made, and shall continue to make,
               ---------------
its own independent investigation or evaluation of the operations, business, property and condition, financial and otherwise, of the Company in connection with its Commitments and Loans and has made its own appraisal of the creditworthiness of the Company. Except as explicitly provided herein, the Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to such operations, business, property, condition or creditworthiness, whether such information comes into its possession on or before the first Event of Default or at any time thereafter.

          7.08 Notices of Event of Default, etc.  In the event that any Bank
               ---------------------------------
shall have
acquired actual knowledge of any Event of Default or Unmatured Event of Default, other than as a result of its receipt of financial statements delivered to it pursuant to Section 4.01, such Bank shall promptly give notice thereof to the Agent. The Agent shall, promptly upon receipt of any such notice provide a copy thereof to the other Banks. Upon receipt from any Bank of a request that the Agent give notice to the Company of the occurrence of an Event of Default or Unmatured Event of Default under Section 6, the Agent shall promptly forward such request to the other Banks and will take such action and assert such rights under this Agreement and the other Loan Documents as the requisite Banks under
Section 8.05 shall direct in writing.

          7.09 Indemnification.  Each Bank agrees to indemnify the Agent (to the
               ----------------
extent not reimbursed by the Company), ratably according to its Pro Rata Share (determined under clause (e) of the definition thereof), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Agent under this Agreement or the other Loan Documents, WHETHER OR NOT THE AGENT'S SIMPLE NEGLIGENCE CAUSES THE SAME IN WHOLE OR IN PART; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its Pro Rata Share (determined under clause (l) of the definition thereof) of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Company, WHETHER OR NOT SUCH OUT-OF-POCKET EXPENSES RESULTED, IN WHOLE OR IN PART, FROM THE AGENT'S SIMPLE NEGLIGENCE; provided, that no Bank shall be liable for any portion of any such expenses resulting from the Agent's gross negligence or willful misconduct.

          7.10 Payments.  All payments of principal of the Notes and all other
               ---------
funds received by the Agent in respect of any payments made by the Company pursuant to this Agreement, the Notes or the other Loan Documents, other than payments under Sections 2.05 and 2.06, and subject to the effect of Section 7.11, shall be distributed forthwith by the Agent (in like currency and funds) to the Banks on the date received or deemed received pursuant to Section 2.03(a), in accordance with Section 2.02(c) in the case of payments of interest, Usage Fees and Balances Deficiency Fees, and ratably according to each Bank's Pro Rata Share in the case of any other payment received by the Agent. If the Agent does not make any such distribution (or provide Federal Reserve Bank reference numbers for the wire transfer of the amount thereof) on the date any such payment is received or deemed received pursuant to Section 2.03(a), the Agent will pay interest to each Bank entitled to receive a portion of such distribution on the amount distributable to it at the Federal Funds Effective Rate from such date until the date such distribution is made, such interest to be payable with such distribution.

          7.11 Sharing of Payments.  If any Bank shall receive and retain any
               -------------------
payment during the continuance of an Event of Default or Unmatured Event of Default, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations in excess of such Bank's Pro Rata Share of all payments of the Obligations, then such Bank shall purchase from the other Banks for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Bank agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations and participations therein held by such Bank, and only then to any other indebtedness of the Company to such Bank.

          7.12 Successor Agent.  The Agent may resign at any time by giving ten
               ---------------
days written notice thereof to the Banks and the Company. The Required Banks may remove the Agent at any time with or without cause by notifying the Agent and the Company in writing. In addition, the Banks with an aggregate Pro Rata Share (determined under clause (a) of the definition thereof) of 66 2/3% may at any time, if such Banks determine, in the reasonable exercise of their judgment, that the Agent is not handling the Warehousing Collateral in accordance with accepted industry practices, appoint a custodian reasonably acceptable to the Company to perform the Agent's responsibilities under the Pledge and Security Agreement and, with respect to the Warehousing Collateral and the determination of the Warehousing Borrowing Base, hereunder. Upon any such resignation or removal, the Required Banks or, in the case of a removal pursuant to the preceding sentence, the removing Banks shall have the right to appoint a successor Agent, which successor Agent shall (unless an Event of Default has then occurred and is continuing) be reasonably acceptable to the Company. If no successor Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of its resignation or the removal of the Agent, then the retiring Agent may, on behalf of the Banks, appoint an Agent or custodian which shall be a Bank or a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000 and which shall be reasonably acceptable to the Company. Any such resignation or removal shall be effective upon the appointment of a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations, under this Agreement and the other Loan Documents. After any retiring Agent's resignation or removal hereunder as the Agent, the provisions of this Section 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as the Agent under this

Agreement and any other Loan Document.

          7.13 Inspection.  The Banks and their agents, accountants, attorneys
               ----------
and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Agent relating to any or all Warehousing Collateral and to make copies thereof. Any such examination will be at the cost and expense of the Bank conducting such examination.

          SECTION 8.  MISCELLANEOUS.
                      -------------

          8.01 Waiver.  No failure on the part of the Agent or the Banks to
               ------
exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law.

          8.02 Notices.  Except as otherwise specifically provided for herein,
               -------
all notices and other communications provided for herein shall be in writing (including teletransmission communication) and, unless otherwise required herein or by law, shall be teletransmitted, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the other parties in accordance with this Section
8.02. All notices and other communications hereunder shall be effective when transmitted by telex or telecopier, delivered or, in the case of a mailed notice or notice sent by overnight courier, upon receipt thereof as conclusively evidenced by the signed receipt therefor, in each case given or addressed as aforesaid except that notices to the Agent under the provisions of Section 2 shall not be effective until received by the Agent.

          8.03 Expenses; Indemnification.  The Company agrees to pay on demand:
               -------------------------
(a) the reasonable fees and expenses of Dorsey & Whitney, special counsel to the Agent in connection with the negotiation, preparation, approval, execution and delivery of the Loan Documents, (b) the reasonable fees and expenses of counsel for the Agent in connection with any amendment, modification or waiver of any of the terms of any Loan Document and (c) all reasonable costs and expenses of the Agent and each Bank (including reasonable counsel's fees) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other Loan Documents. The Company hereby agrees to indemnify the Banks and their directors, officers, agents and employees from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation, litigation or other proceedings related to any use made or proposed to be made by the Company of the proceeds of the Warehousing Loans or the Swingline Loans or the operation of the Company's business, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings, WHETHER OR NOT SUCH OUT-OF-POCKET EXPENSES RESULTED, IN WHOLE OR IN PART, FROM THE AGENT'S OR ANY BANK'S SIMPLE NEGLIGENCE (but excluding, for all purposes under this Section 8.03, any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          8.04 Confidentiality.  The Agent and each Bank shall use reasonable
               ---------------
efforts to assure that information about the Company, NCFC and their respective operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the Agent or such Bank, as the case may be, pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between the Banks and the Company and NCFC and shall not be divulged to any Person other than the Agent, the Banks, their respective Affiliates and their respective officers, directors, employees and agents, except: (a) to their attorneys and accountants, (b) in connection with the enforcement of the rights of the Agent and the Banks hereunder and under the other Loan Documents or otherwise in connection with applicable litigation, (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in the immediately preceding Section, and (d) as may otherwise be required or requested by any regulatory authority having jurisdiction over the Agent or any Bank or by any applicable law, rule, regulation or judicial process, the opinion of the Agent's counsel concerning the making of such disclosure to be binding on the parties hereto. Neither the Agent nor any Bank shall incur any liability to the Company or NCFC by reason of any disclosure permitted by this Section 8.04.

          8.05 Releases, Amendments, Waivers, Consents and Exercise of Remedies.
               ----------------------------------------------------------------
Except as otherwise provided in this Section 8.05, any provision of this Agreement or any other Loan Document may be amended or modified only by an instrument or instruments in writing signed by the Required Banks and the Company. Any amendment, waiver or consent reducing any principal of, or the amount of or rate of interest on or fees with respect to the Warehousing Loans or the Warehousing Commitments, postponing any date fixed for the payment of any principal of, interest on or fees with respect to the Warehousing Loans or Warehousing Commitments, releasing or subordinating any of the Warehousing Collateral (except as provided in the Pledge and Security Agreement), amending the definition of "Delivered Mortgage Loans," "Pro Rata Share," "Required Banks," "Warehousing Borrowing Base" or "Warehousing Collateral Value," or amending Section 2.01 or this Section 8.05 may only be made by an instrument or instruments in writing signed by all of the Banks and the Company. In addition to the foregoing requirements, (A) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the requisite Banks indicated above to take such action, affect the rights or duties of the Agent under this Agreement or any Loan Document, and (B) no amendment may increase any Bank's Warehousing Commitment unless it is in writing and signed by such Bank. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed or consented to in writing by the requisite Banks indicated above and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          8.06 Binding Effect; Assignments and Participations; Transferees; New
               ----------------------------------------------------------------
Banks.  (a) This Agreement shall be binding upon and inure to the benefit of the
-----
parties hereto and their respective successors and assigns, except that the Company may not assign its rights or obligations hereunder, under the Warehousing Notes or under any other Loan Document without the prior written consent of the Required Bank. Each Bank may (i) grant participations in any portion of its Warehousing Note and its Warehousing Commitment; and (ii) sell, assign, transfer or otherwise dispose of any portion of its Warehousing Commitment (with a proportionate share of its outstanding Warehousing Loans) or, if its Warehousing Commitment has terminated, its outstanding Warehousing Loans (each such grant of a participation or interest so sold, assigned, transferred or disposed of being herein called a "Transferred Interest") to (y) banks chartered under the laws of the United States or any State thereof or (z) insurance companies, other lenders or mutual funds ("Transferees"). In addition, the Bank may pledge any portion of its Warehousing Note for security purposes to any Federal Reserve Bank. If a Bank makes any assignment to a Transferee, then such Transferee, to the extent of such assignment (unless otherwise provided therein), shall become a "Bank" hereunder and shall have all the rights and obligations of the Banks hereunder, and the transferring Bank shall be released from its duties and obligations under this Agreement to the extent of such assignment. The Company agrees to issue new Warehousing Notes to such Bank and/or Transferee following any such transfer that has the effect of making the Transferee a "Bank" under this Agreement, to reflect the transfer of the Transferred Interest to the Transferee. Without in any way limiting the rights of Transferees hereunder, the Company agrees that each Transferee shall be entitled to the benefits of Sections 2.05 and 2.06 to the extent of its Transferred Interest as if it were a "Bank" holding a Warehousing Commitment in an aggregate amount equal to such Transferred Interest, and that each Transferee may exercise any and all rights of banker's lien, setoff and counterclaim available pursuant to law with respect to its Transferred Interest as fully as if such Transferee were a direct lender to the Company. Notwithstanding the sale by a Bank of any participation hereunder, (i) no participant shall be deemed to be or have the rights and obligations of a Bank hereunder except as provided in the preceding sentence and (ii) no Bank shall, in connection with selling any such participation, condition such Bank's rights in connection with consenting to amendments or granting waivers concerning any matter under any Loan Document upon obtaining the consent of such participant other than on matters relating to (A) any reduction in the amount of any principal of, or the amount of or rate of interest on, Warehousing Note or Warehousing Loan in which such participation is sold, (B) any postponement of the date fixed for any payment of principal of or interest on any Warehousing Note or Warehousing Loan, or the termination of any Warehousing Commitment, in which such participation is sold, or (C) the release or subordination of any material portion of any collateral other than pursuant to the terms of any Loan Document.

          (b) From time to time, the Company may agree, with the prior written consent of the Agent, to (i) permit a Bank to increase its Warehousing Commitment Amount, and (ii) add a bank chartered under the laws of the United States or any State thereof, an insurance company, another lender or a mutual fund (a "New Bank") as a "Bank" under this Agreement with a Warehousing Commitment, for the purpose of increasing the aggregate amount of the Warehousing Commitments; provided that upon giving effect to any such new Warehousing Commitment, the Warehousing Commitment Amount of the New Bank shall not be less than $10,000,000; and provided, further, that the aggregate Warehousing Commitment Amounts, after giving effect to any such increase, shall not exceed $75,000,000. The Company and each Bank increasing its Warehousing Commitment Amount or New Bank shall agree on the date as of which the increased Warehousing Commitment Amount or the New Bank's Warehousing Commitment Amount shall become effective, and each New Bank shall execute and deliver an instrument in the form prescribed by the Agent to evidence its agreement to be bound by this Agreement and the other Loan Documents. Upon the effective date of an increase in any Bank's Warehousing Commitment Amount or inclusion of a New Bank as a lender under this Agreement, the Agent shall deliver to the Company and each of the Banks a revised Schedule 1.01(c) reflecting the revised aggregate Warehousing Commitment Amounts and the Company shall execute and deliver to the Bank increasing its Warehousing Commitment Amount or the New Bank a Warehousing Note.

          8.07 Governing Law and Construction.  THE VALIDITY, CONSTRUCTION AND
               ------------------------------
ENFORCEABILITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Agreement and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

          8.08 Consent to Jurisdiction.  AT THE OPTION OF THE  BANK, THIS
               -----------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE COMPANY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE COMPANY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE

UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT OR ANY BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

          8.09 Waiver of Jury Trial.  THE COMPANY, THE AGENT AND EACH BANK
               --------------------
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          8.10 Survival of Agreement.  All representations, warranties,
               ---------------------
covenants and agreement made by the Company or NCFC herein or in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be deemed to have been relied upon by the Banks and shall survive the making of the Warehousing Loans, by the Banks and the execution and delivery to the Agent by the Company and NCFC of the Loan Documents, regardless of any investigation made by or on behalf of the Banks, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Warehousing Commitment have not been terminated; provided, however, that the obligations of the Company under Sections 2.05, 2.06 and 8.03 shall survive payment in full of the Obligations and the termination of the Warehousing Commitment.

          8.11 Captions.  The captions or headings herein and any table of
               --------
contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

          8.12 Entire Agreement.  This Agreement and the other Loan Documents
               ----------------
embody the entire agreement and understanding between the Company, the Agent and the Banks with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Nothing contained in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any Persons other than the parties hereto any rights, remedies, obligations or liabilities hereunder or thereunder.

          8.13 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          8.14 Company Acknowledgements.  The Company hereby acknowledges that
               ------------------------

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (b) neither the Agent nor any Bank has any fiduciary relationship to the Company, the relationship being solely that of debtor and creditor, (c) no joint venture exists between the Company, the Agent or any Bank, and (d) neither the Agent nor any Bank undertakes any responsibility to the Company to review or inform the Company of any matter in connection with any phase of the business or operations of the Company and the Company shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, the Company by the Banks is for the protection of the Banks and neither the Company nor any third party is entitled to rely thereon.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                             NEW CENTURY MORTGAGE CORPORATION


                                             By      /s/  Brad A. Morrice
                                                    ----------------------------
                                                    Its     CEO
                                                           ---------------------

                                             Address for Notices:
                                             -------------------
                                             4910 Birch Street
                                             Suite 100
                                             Newport Beach, California 92660
                                             Attention:  Brad A. Morrice
                                             Telephone Number:  (714) 440-7030
                                             Telecopier Number:   (714) 440-7033

                                             FIRST BANK NATIONAL ASSOCIATION


                                             By      /s/  Edwin D. Jenkins
                                                    ----------------------------
                                                    Its     Vice President
                                                           ---------------------

                                             Address for Notices:
                                             -------------------
                                             Mortgage Banking Services Division
                                             First Bank Place MPFP 0801
                                             601 Second Avenue South
                                             Minneapolis, Minnesota  55402
                                             Attention:  Edwin D. Jenkins
                                             Telephone Number:  (612) 973-0588
                                             Telecopier Number:   (612) 973-0826


                                             GUARANTY FEDERAL BANK, F.S.B.


                                             By      /s/ Abbie Y. Tidmore
                                                    ----------------------------
                                                    Its     Vice President
                                                           ---------------------

                                             Address for Notices:
                                             -------------------

                                             8333 Douglas Ave.
                                             Dallas, Texas 75225
                                             Attention:  Abbie Y. Tidmore
                                             Telephone Number:  (214) 360-2829
                                             Telecopier Number:  (214) 360-1660

EXHIBITS

A         Form of Compliance/Borrowing Base Certificate

B         Form of Confirmation of Borrowing/Paydown/Conversion

C         Guaranty

D         Pledge And Security Agreement

E         Formula for Determining Warehousing Collateral Value

F         Form of Warehousing Note

G         Closing Agent Instructions

H Matters to be Covered by Opinion of Counsel to the Company and NCFC at closing

I         Operational Certificate

SCHEDULES

1.01(a)   Underwriting Guidelines

1.01(b)   Warehousing Commitment Amounts

3.05      Litigation

                              4.09Existing Liens

                               SCHEDULE 1.01(a)

                            UNDERWRITING GUIDELINES
                            -----------------------

                          [To be provided by Company]

                              SCHEDULE 1.01 (b)

                        WAREHOUSING COMMITMENT AMOUNTS
                        ------------------------------

Bank
----
Warehousing Commitment
----------------------

First Bank National Association               $30,000,000

Guaranty Federal Bank                         $15,000,000
                                              -----------

Total                                         $45,000,000

                                 SCHEDULE 3.05


                                  LITIGATION
                                  ----------


                                     None.

                                 SCHEDULE 4.09


                                EXISTING LIENS
                                --------------


                                                                   See attached.

                                                        EXHIBIT A TO AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                                    FORM OF
                     COMPLIANCE/BORROWING BASE CERTIFICATE


First Bank National Association,
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402
Attention:  Mortgage Banking Services Division

Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
Dallas, Texas  75225
Attention:  _____________________________

Ladies and Gentlemen:

          We submit this certificate to you in accordance with the terms of
Section 4.01(c)(ii) of the Credit Agreement dated as of October 25, 1996 (as said Credit Agreement may be amended, supplemented or restated from time to time, the "Credit Agreement") between New Century Mortgage Corporation, the banks party thereto (the "Banks") and First Bank National Association, as Agent for the Banks (in such capacity, the "Agent"). Each capitalized term used herein has the same meaning ascribed to such term in the Credit Agreement or in Exhibit E thereto.

          The undersigned hereby certifies the following as of the close of business on __________________, 199_:

1. The Warehousing Borrowing Base was calculated as follows:
   --------------------------------------------------------

   Warehousing Collateral Value
   ----------------------------

   (a) Eligible Mortgage Loans                                 $

          "C" Mortgages                            $
          "C-" Mortgages                           $
          Mortgages with an Original Principal
          Balance in Excess of $207,000
          ("Jumbo Mortgages")                      $

   Less:
   ----

   (b) Pledged Mortgage Loans with No Collateral Value                $
          180 days or more since origination or
            acquisition                                     $
          90 days or more in warehouse                      $

       Promissory Note and/or Collateral Documents
          not returned or purchased by an Investor
          (45 days)                                         $

       Collateral Document not returned (21 days)     $
       In default (one full reporting period)               $
       Requested documents not delivered
          (5 Business Days)                                 $
       Promissory Note and/or Collateral Documents
          not delivered (wet funding loans;
           5 Business Days)                                 $

       Wet funding loans in excess of sublimit              $

       Wet funding loans not closed                         $

       Jumbo Mortgages in excess
        of applicable sublimit                              $

       Not marketable                                       $

   Plus:
   ----

   (c) Other Assets                                         $

   TOTAL WAREHOUSING BORROWING BASE
       $

2. Adjusted Leverage Ratio or Leverage
   -----------------------------------
   Ratio Requirements of Section 4.08:
   ----------------------------------

   (a) Adjusted Leverage Ratio (prior to Securitization Date)

   (i)  Maximum ratio permitted by Section 4.08:             10 to 1

   (ii)   The ratio of Total Indebtedness to Adjusted
        Tangible Net Worth as of the end of the
        period covered hereby:

        Total Indebtedness at such date:                    $

            to
            --

        Adjusted Tangible Net Worth at such date
        (3(b) below):                                       $         =  ____to
1
   (b) Leverage Ratio (after Securitization Date)

       (i)  Maximum ratio permitted by Section 4.08 as                   ____to
1

            of the end of the period covered hereby:

       (ii)   The ratio of Total Indebtedness to Net
            Worth at such date:


            Total Indebtedness at such date:                $
                      to
          Net Worth at such date                            $         = ______
to 1

3. Net Worth Requirements of Section 4.12:
   ---------------------------------------

   (a) Minimum Adjusted Tangible Net Worth
       required by Section 4.12 (prior to Securitization Date):

       (i)  Greater of $2,500,000; or

       (ii)    85 % of Adjusted Tangible Net
           Worth at Prior Fiscal Year End                   $
           (beginning 1/1/97)

   (b) Adjusted Tangible Net Worth at the end of the most recently concluded fiscal month:

       (i)     Net Worth of the Company at
               such date:                                   $
              less
              ----
       (ii)                              Intangible assets at such date
              consisting of:

              Goodwill:                                   $______
              Other Intangibles:                          $__________

              less
              ----

       (iii)  Capitalized Servicing Rights:               $__________


              less
              ----

       (iv)   Excess Servicing Fees:                      $__________

              plus                                                    $
              ----

       (v)    Three-quarters of one percent of Eligible
              Servicing Portfolio at such date:

          $_______________                                 __________

              plus
              ----

       (vi)   Deferred Taxes Arising From
              Excess Servicing Fees                                   $_________

_______________

              plus
              ----

       (vii)  Three percent of the outstanding
              principal balance of Mortgage Loans
              held for sale                                           $


          Total                                                       $

   (c) Minimum Net Worth required by Section 4.12
       (after Securitization Date):

       (i)    Greater of $4,250,000; or

       (ii)    85% of Net Worth at prior Fiscal Year
           End (beginning 1/1/97)                                     $

   (d)    Net Worth (from 3(b)(i)):                                   $

4. Minimum Liquidity under Section 4.15:
   ------------------------------------

   (a)    Minimum cash on hand as of the most
          recently concluded fiscal month:                            $1,500,000

   (b)    Cash on had as of such date:                 $


5. (a) The undersigned is the duly elected chief financial officer of the Company;

   (b) The undersigned has reviewed the terms of the Credit Agreement and has made, or has caused to be made under the supervision of the undersigned, a detailed review of the transactions and conditions of the Company during the accounting period covered by this Certificate; and

   (c) These examinations did not disclose, and the undersigned has no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event that constitutes an Event of Default or an Unmatured Event of Default during or at the end of the accounting period covered by this Certificate, except as described in a separate attachment to this Certificate, the exceptions listing, in detail, the nature of the condition or event, the period during which it has existed and the action that the Company has taken, is taking, or proposes to take with respect to each such condition or event.

6. Attached hereto is a schedule of the "Pledged Mortgage Loans" (as defined in the Pledge and Security Agreement) that have no Warehousing Collateral Value at the date hereof.

Dated: _____________, 199____               NEW CENTURY MORTGAGE CORPORATION


                                            By _________________________________
_____
                                                  Its __________________________
_____

                           EXHIBIT B TO AMENDED AND
                           RESTATED CREDIT AGREEMENT

                                    FORM OF
                 CONFIRMATION OF BORROWING/PAYDOWN/CONVERSION
                 --------------------------------------------



                            [On Company Letterhead]



                                    [Date]



First Bank National Association,
     as Agent
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota  55402
Attention:  Mortgage Banking Services Division

     Re:  Confirmation of Borrowing/Paydown/Conversion

Ladies and Gentlemen:

          Reference is made to the Amended and Restated Credit Agreement dated as of October 25, 1996 (as said Agreement may be amended, supplemented or restated from time to time, the "Credit Agreement"), between New Century Mortgage Corporation (the "Company"), the Banks party thereto and First Bank National Association ("First Bank") as Agent for the Banks (in such capacity, the "Agent"). Each capitalized term used herein shall have the meaning ascribed to such term in the Credit Agreement.

          The Company and the undersigned hereby confirm and certify to the Agent as follows:

          1. The undersigned is authorized to submit this Confirmation of Borrowing/Paydown/Conversion on behalf of the Company.

          2.   On ______________________________ , 19__, the Company (a)
requested the Banks to make Warehousing Loans in the aggregate principal amount of $_______________________, (b) requested First Bank to make a Swingline Loan in the aggregate principal amount of $__________________, (c) made principal payments on outstanding Warehousing Loans in the aggregate amount of $_________________, or (d) converted outstanding Advances to outstanding Advances of another type,/1/ as follows:

                               Warehousing Credit
                               ------------------

                          Reference Rate  Eurodollar Rate  Fixed Rate
                          --------------  ---------------  ----------
Advance                   ______________  _______________  __________

Payment                   ______________  _______________  __________

Net Amount Outstanding
                          ==============  ===============  ==========
Interest Rate             _____________%  ______________%  _________%


          3. In connection with any requested Warehousing Loans or Swingline Loans, please disburse $_______________ as follows [include wire instructions]:




          4.   In connection with any requested Warehousing Loans or Swingline
Loans: (a) no Event of Default or Unmatured Event of Default has occurred or will exist upon the making of any such Warehousing Loans or Swingline Loans; (b) the representations and warranties contained in Section 3 of the Credit Agreement, in Section 5 of the Pledge and Security Agreement and in Section 15 of the Guaranty are true and correct in all material respects with the same force and effect as if made on and as of the date hereof; and (c) after giving effect to the Warehousing Loans or Swingline Loans requested herein the sum of the outstanding principal balance under the Warehousing Notes shall not exceed the Warehousing Borrowing Base.

                              Very truly yours,

                              NEW CENTURY MORTGAGE
                              CORPORATION


                              By____________________________________


______________________
/1// For purposes of this Certificate, Advances being converted shall be described as principal payments, and the new Advances into which such Advances are being converted shall be as new Advances.

___________

                                        Its_________________________________

___________

                                                           EXHIBIT C TO AMENDED
                                                           AND RESTATED CREDIT
                                                           AGREEMENT


                         AMENDED AND RESTATED GUARANTY
                         -----------------------------

          THIS AMENDED AND RESTATED GUARANTY dated as of October 25, 1996 (this "Guaranty"), by the undersigned, NEW CENTURY FINANCIAL CORPORATION (the "Guarantor"), a Delaware corporation, is for the benefit of the Banks (as defined below) and FIRST BANK NATIONAL ASSOCIATION ("First Bank") as Agent for the Banks (in such capacity, the "Agent") (the "Bank").

          WITNESSETH, THAT:

          A. The Guarantor owns all of the outstanding capital stock of New Century Mortgage Corporation (the "Company"), a California corporation.

          B. First Bank agreed to make certain loans to the Company pursuant to that certain Credit Agreement dated February 12, 1996 (as the same has been and may hereafter be amended, restated, or otherwise modified, the "Existing Credit Agreement") by and among the Company and the Bank.

          C. The Guarantor guaranteed the obligations of the Company to First Bank under the Existing Credit Agreement pursuant to that certain Guaranty dated as of February 12, 1996 (the "Existing Guaranty").

          D. The Company and First Bank have agreed to amend and restate the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of October 25, 1996 (the "Credit Agreement") by and between the Company, the Banks from time to time party thereto (the "Banks") and the Agent.

          E. It is a condition precedent to the Banks' obligation to make loans to the Company pursuant to the terms of the Credit Agreement that this Guaranty be executed and delivered by the Guarantor, which condition precedent the Banks have not waived and will not waive.

          F. The Guarantor finds it advantageous, desirable, and in its best interest to comply with this requirement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Guarantor hereby covenants and agrees with the Banks and the Agent as follows:

          1.   Certain Defined Terms.  All terms not otherwise defined herein
               ---------------------
that are capitalized and used herein shall have the meanings assigned to such terms in the Credit Agreement.

          2.   The Guaranty.  The Guarantor hereby absolutely, irrevocably, and
               ------------
unconditionally guarantees to the Banks and the Agent the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of (a) all of the obligations of the Company to the Banks and the Agent due or to become due, direct or indirect, absolute or contingent, joint or several, now existing or hereafter at any time created, arising or incurred under or in connection with the Credit Agreement, the Warehousing Notes and any reissuance, renewal, or extensions thereof, the Pledge and Security Agreement, the other Loan Documents, and any other sums now or hereafter owing by the Company to the Banks or the Agent (including but not limited to principal, interest, reasonable attorneys' fees, filing, and recording costs, out-of-pocket expenses, collection costs, and all other liabilities and obligations of the Company to the Banks and the Agent) thereunder, all of the foregoing being hereinafter referred to as the "Guarantied Obligations." The Guarantor hereby agrees that its liabilities under this Guaranty shall be primary and direct, and that neither the Banks nor the Agent shall be required to pursue any right or remedy it may have (a) against the Company under the Credit Agreement, the Warehousing Notes, the Pledge and Security Agreement, the other Loan Documents, or otherwise or (b) against any other guarantor, and that neither the Banks nor the Agent shall be required to first commence any action or obtain any judgment against the Company, or any other guarantor, or against property in which the Agent holds a security interest for the benefit of the Banks or otherwise realize upon its security interest in such property, before enforcing this Guaranty against the Guarantor.

          3.   Continuing Guaranty.  This Guaranty is an absolute,
               -------------------
unconditional, complete, and continuing guaranty of payment and performance of the Guarantied Obligations by the Guarantor, and shall continue to be in force and be binding upon the Guarantor until the Guarantied Obligations have been paid and performed in full. No notice of the Guarantied Obligations to which this Guaranty may apply or of any renewal or extension thereof need be given to the Guarantor and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment, or nonperformance on any and all forms of the Guarantied Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Guarantied Obligations now or hereafter provided for by any statute, law, rule, or regulation; and (d) any and all defenses of the Company pertaining to the Guarantied Obligations except for the defense of discharge by payment. The Guarantor shall not be exonerated with respect to its liabilities under this Guaranty by any act or thing except payment and performance in full of the Guarantied Obligations.

          4.   Other Transactions.  The Banks and the Agent are expressly
               ------------------
authorized (a) to exchange, surrender, or release with or without consideration any or all collateral and security that may at any time be placed with it by the Company or by any other person, or to forward or deliver any or all such collateral and security directly to the Company for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor; and (b) to amend, modify, extend, or supplement the Credit Agreement, the Warehousing Notes, the Pledge and Security Agreement, the other Loan Documents or other agreement with respect to the Guarantied Obligations, waive compliance by the Company with the respective terms thereof, and settle or compromise any of the Guarantied Obligations without notice to the Guarantor and without in any manner affecting the absolute liabilities of the Guarantor hereunder. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, neglect, or omission on the part of the Banks or the Agent to realize upon any of the Guarantied Obligations or upon any collateral or security for any or all of the Guarantied Obligations, nor by the taking by the Banks or the Agent of (or the failure to take) any other guaranty or guaranties to secure the Guarantied Obligations, nor by the taking by the Banks or the Agent of (or the failure to take or the failure to perfect its security interest in) collateral or security of any kind. The Guarantor acknowledges that this Guaranty is in effect and that possession of this Guaranty by any Bank or the Agent shall be conclusive evidence of due delivery hereof by the Guarantor, and further agrees that this Guaranty shall continue in full force and effect, both as to the Guarantied Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Guarantied Obligations or any part thereof.

          5.   Waiver of Subrogation.  The Guarantor hereby waives all rights of
               ---------------------
subrogation that may arise in connection with this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, under common law, or otherwise) and all contractual, statutory, or common law rights of reimbursement, contribution, or indemnity or any similar such right from the Company that may otherwise have arisen in connection with this Guaranty until the Guarantied Obligations are fully paid and discharged.

          6.   Application of Payments. Any and all payments upon the Guarantied
               -----------------------
Obligations made by the Guarantor or by any other person, and/or the proceeds of any or all collateral or security for any of the Guarantied Obligations, may be applied by the Agent on such items of the Guarantied Obligations as the Agent may elect.

          7.   Recovery of Payment.  If any payment received by the Banks or the
               -------------------
Agent and applied to the Guarantied Obligations is subsequently set aside, recovered, rescinded, or required to be returned for any reason (including but not limited to the bankruptcy, insolvency, or reorganization of the Company or any other obligor), the Guarantied Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Guarantied Obligations as fully as if such application had never been made.

          8.   New Promise. Any acknowledgment or new promise, whether supported
               -----------
by payment of principal or interest or otherwise and whether made by the Company or others, with respect to any of the Guarantied Obligations shall, if the statute of limitations in favor of the Guarantor against the Banks and the Agent shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations with respect to such promise.

          9.   Discharge. Until each and every one of the Guarantied Obligations
               ---------
are paid and performed in full, the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing that might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than payment and performance in full of the Guarantied Obligations, or by reason of any waiver, extension, modification, forbearance, or delay or other act or omission of the Banks or the Agent or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Banks or the Agent whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, nor shall any modification of any of the obligations of the Company or the release of any security therefor by operation of law or by the action of any third party affect in any way the obligations of the Guarantor hereunder, and the Guarantor hereby expressly waives and surrenders any defense to its liabilities hereunder based upon any of the foregoing acts, omissions, things, agreements, or waivers of any of them, it being the purpose and intent of the parties hereto that the Guarantied Obligations constitute the direct and primary and joint and several obligations of the Guarantor and that the covenants, agreements, and obligations of the Guarantor hereunder be absolute, unconditional, and irrevocable.

          10.  Termination.  Subject to Paragraphs 7 and 14 hereof, this
               -----------
Guaranty shall terminate upon, and only upon, the expiration of the Commitments and the payment and performance in full of all of the Guarantied Obligations and the Guarantor's other obligations hereunder (including, without limitation, its obligations under Paragraph 16(a) hereof), all in accordance with the provisions of the Credit Agreement, the Warehousing Notes, the Pledge and Security Agreement and the other Loan Documents, as the same may be amended, renewed, or replaced from time to time. When this condition has been met, the Agent will furnish the Guarantor written cancellation of this Guaranty; provided, however, that the Guarantor acknowledges and agrees (i) that its contingent liability under this Guaranty shall continue for a period of 395 days after the last day on which the Agent or any Bank received a payment under the Credit Agreement, the Warehousing Notes, the Pledge and Security Agreement or the other Loan Documents in respect of antecedent debt; and (ii) that if any case in respect of the Company under the United States Bankruptcy Code (or any successor statute) is commenced prior to the end of such 395-day period, then the termination of such Guarantor's contingent liability hereunder shall be automatically extended until the earlier of (A) the date on which an order determining that the Banks and the Agent have no liability under 11 U.S.C. (S) 550 becomes final and nonappealable or (B) the date on which such case is closed or dismissed and either all appeals of any order affecting the same have been exhausted or the time in which to perfect such an appeal has expired with no appeal having been perfected. The Banks and the Agent shall be entitled to retain an original counterpart or counterparts of this Guaranty manually signed by the Guarantor.

          11.  Acceleration.  In the event of (a) any default by the Company or
               ------------
the Guarantor in the payment of any principal of or interest on the Warehousing Notes for which notice thereof is given by the Banks or the Agent to the Guarantor and which default shall not have been cured within 5 days after delivery of such notice to the Guarantor, or (b) any other default by the Guarantor under this Guaranty, the Guarantor shall be obligated hereunder without further act and without further notice or demand or any other action by the Banks or the Agent, to pay and perform the Guarantied Obligations, as the same may be accelerated by the Agent. Nothing in this Paragraph 11 shall affect the liability of the Company under the Warehousing Notes or the other Loan Documents, as the same be amended, restated, renewed, or replaced or the Banks' or the Agent's rights and remedies thereunder.

          12.  Remedies.  All remedies afforded to the Banks and the Agent by
               --------
reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by the Banks or the Agent, shall be deemed to be in exclusion of any of the other remedies available to the Banks and the Agent and shall in no way limit or prejudice any other legal or equitable remedy that the Banks and the Agent may have hereunder and with respect to the Guarantied Obligations. The Guarantor agrees that included within the equitable remedies available to the Banks and the Agent hereunder is the right of the Banks and the Agent to elect to have any and all of the obligations and agreements of the Guarantor hereunder specifically performed.

          13.  Judicial Actions.  The Guarantor hereby waives any and all right
               ----------------
to cause a marshalling of the assets of the Company or any other action by any court or other governmental body with respect thereto or to cause the Banks or the Agent to proceed against any security for the Guarantied Obligations or any other recourse that the Banks or the Agent may have with respect thereto, and the Guarantor further waives any and all requirements that the Banks or the Agent institute any action or proceeding at law or in equity against the Company or anyone else, or with respect to the Warehousing Notes, or any collateral security therefor, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further waives any requirement that the Banks and the Agent seek performance by the Company or any other person of any obligation under the Warehousing Notes or any collateral security therefor as a condition precedent to making a demand on, or bringing any action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further acknowledges that time is of the essence with respect to his obligations under this Guaranty. Any remedy or right hereby granted that shall be found to be unenforceable as to any person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

          14.  Bankruptcy of the Company.  The Guarantor expressly agrees that
               -------------------------
its liabilities and obligations under this Guaranty shall not in any way be affected by the institution by or against the Company or any other person or entity of any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Guarantied Obligations pursuant to any such bankruptcy or similar law or other law shall not discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

          15.  Representations, Warranties and Covenants.
               -----------------------------------------

          (a) Any representations and warranties made by the Company in Section 3 of the Credit Agreement with respect to the Guarantor, its Subsidiaries or its property are incorporated herein in their entirety and the Guarantor makes each such representation as though set forth herein in its entirety. The Guarantor hereby agrees that, without any further act on its part, each time the Company makes or is deemed to make the representations in Section 3 of the Credit Agreement and incorporated herein by reference, the Guarantor shall be deemed also to make such representations.

          (b) Without limiting the generality of the performance guaranties of this Guaranty, the Guarantor covenants that it will cause the Company to comply with each covenant set forth in Section 4 of the Credit Agreement with respect to the Guarantor, its Subsidiaries or its property. With respect to each such covenant requiring the Guarantor to act or refrain from acting, or to cause its Subsidiaries to act or refrain from acting, the Guarantor hereby covenants that it will so act, refrain from acting or cause its Subsidiaries to act or refrain from acting.

          16.  General.
               -------

          (a) The Guarantor agrees to reimburse the Banks and the Agent, upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by any Bank or the Agent arising out of or in connection with the enforcement against the Guarantor of the Guarantied Obligations or arising out of or in connection with any failure of the Guarantor to fully and timely perform its obligations hereunder.

          (b) No delay on the part of the Banks or the Agent in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

          (c) No invalidity, irregularity, or unenforceability of all or any part of the Guarantied Obligations or of any security therefor or other recourse with respect thereto shall affect, impair, or be a defense to this Guaranty, and this Guaranty is a primary obligation of the Guarantor.

          (d) Any notice, demand, or consent authorized by this Guaranty to be given to the Guarantor shall be deemed to be given four days after being deposited in the U.S. mail, postage prepaid to the Guarantor, addressed to the Guarantor at the address shown under its signature on the signature page hereof, or at such other address as the Guarantor may, by written notice received by the Banks and the Agent, designate as its address for purposes of notice hereunder, or upon actual delivery to the Guarantor at such address. Any notice or request authorized by this Guaranty to be given to the Banks and the Agent by the Guarantor hereunder shall be deemed to be given four days after being deposited in the U.S. mail, postage prepaid, or upon delivery to, the Banks and the Agent, at their respective addresses set forth in the Credit Agreement or at such other address as any Bank or the Agent may, by written notice received by the Guarantor, designate as its address for purposes of notice hereunder.

          (e) This Guaranty is made under and shall be governed by the law of the State of Minnesota, without giving effect to conflict of laws principles thereof.

          (f) Paragraph headings herein are for convenience only and shall not be deemed part of this Guaranty. This Guaranty may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          (g) This Guaranty shall be binding upon the Guarantor, its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.



              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

          IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.


                                 NEW CENTURY FINANCIAL CORPORATION


                                 By____________________________________
____________
                                       Its______________________________
____________

                                 Address for Notices:
                                 -------------------

                                 4910 Birch Street
                                 Suite 100
                                 Newport Beach, California 92660
                                 Attention:  Brad A. Morrice
                                 Telecopier Number: (714) 440-7033

                                                        EXHIBIT D TO AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                         PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated as of October 25, 1996, is by and between NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association ("First Bank"), as collateral agent (in such capacity, together with any successor agent under the Credit Agreement referred to below, which shall also be a successor collateral agent hereunder, the "Agent") for the Banks (as defined below) and FBS Business Finance Corporation (the "Lessor") as lessor under any present or future leases of equipment by the Lessor, as lessor, to the Company or New Century Financial Corporation ("NCFC"), as lessee, or as lender under any present or future loan by the Lessor, as lender, to the Company or NCFC, as borrower, secured by equipment.

                                   RECITALS:

     A. The Company, the banks party thereto (the "Banks") and the Agent have entered into an Amended and Restated Credit Agreement dated as of October 25, 1996 (as the same may be amended or modified from time to time, the "Credit Agreement").

     B. The Company and First Bank are parties to a Pledge and Security Agreement dated as of February 12, 1996 (the "Existing Pledge Agreement"), which secures the obligations of the Company to First Bank under the Existing Credit Agreement (as defined in the Credit Agreement).

     C. The Lessor has, and may from time to time hereafter, lease equipment to the Company or NCFC, or make loans to the Company or NCFC secured by equipment.

     D. It is a condition precedent to the effectiveness of the Credit Agreement and the Banks' obligations to extend credit accommodations thereunder, and to the willingness of the Lessor to enter into equipment leases with the Company or NCFC that the Existing Pledge Agreement be amended and restated pursuant to this Agreement, which condition precedent the Banks have not waived and will not waive.

     E. The Company finds it advantageous, desirable and in the Company's best interest to comply with the requirement that the Existing Pledge Agreement be amended and restated pursuant to this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and in order to induce the Agent and the Banks to become parties to, and to extend credit under, the Credit Agreement, the parties hereto agree as follows:

     Section 1.     DEFINITIONS
                    -----------

          Each capitalized term used herein which is not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, including Exhibit G thereto. In addition, the following terms shall have the following respective meanings:

          "Agreement to Pledge":  an agreement to pledge substantially in the
           -------------------
     form of Attachment 1 hereto.

          "Bailee Letter":  a letter substantially in the form of Attachment 2
           -------------
     hereto.

          "Closing Agent":  with respect to any Mortgage Loan, the title company
           -------------
     or other Person performing the functions of a title company in connection with the closing of such Mortgage Loan.

          "Collateral":  as defined in Section 2 hereof.
           ----------

          "Collateral Identification Letter":  a letter substantially in the
           --------------------------------
     form of Attachment 3 hereto.

          "Collections":  as defined in Section 2(h) hereof.
           -----------

          "FIRREA Qualifying Appraisal":  with respect to any Pledged Mortgage
           ---------------------------
     Loan, an appraisal of the real estate securing such Pledged Mortgage Loan which meets the requirements of the applicable appraisal regulations under Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, including, without limitation, the appraisal regulations applicable to mortgage warehousing loans (but if said regulations do not require an appraisal with respect to a Pledged Mortgage Loan, then no appraisal shall be required with respect thereto hereunder).

          "Lease Agreement":  each and any agreement for the lease of equipment
           ---------------
     or for the making of a loan secured by equipment now existing or at anytime entered into between the Lessor, as lessor or lender, and the Company or NCFC, as lessee or borrower.

          "Lease Obligations":  all of the obligations now or hereafter arising
           -----------------
     owed by the Company or NCFC to Lessor in connection with any lease of equipment or loan secured by equipment.

          "Loan Detail Listing":  a loan detail listing substantially in the
           -------------------
     form of Attachment 4 hereto, which data may be electronically transmitted.

          "Obligor":  a person or other entity who now or hereafter is or
           -------
     becomes liable to the Company with respect to any of the Collateral.

          "Pledged Mortgage Loans":  Mortgage Loans deemed to have been
           ----------------------
     delivered to the Agent as provided in Section 4.01 hereof and Mortgage Loans delivered to the Agent as provided in Section 4.02 hereof.

          "Related Mortgage-backed Security":  a Mortgage-backed Security,
           --------------------------------
     whether certificated or uncertificated, that represents an interest in, or is secured by, any Mortgage Loans that were Pledged Mortgage Loans at the time of formation of the related pool, unless the Lender's security interest in such Pledged Mortgage Loan is released as provided herein prior to or simultaneously with the issuance of such Mortgage-backed Security.

          "Transmittal Letter":  a transmittal letter substantially in the form
           ------------------
     of Attachment 5 hereto.

          "Trust Receipt":  a trust receipt substantially in the form of
           -------------
     Attachment 6 hereto.

          "Wet Funding Clearing Account":  such accounts of the Company with the
           ----------------------------
     Agent as may be designated from time to time by the Agent, which shall be under the sole dominion and control of the Agent.

     Section 2.     PLEDGE
                    ------

     As collateral security for the due and punctual payment and performance of all of the Obligations and Lease Obligations, the Company does hereby pledge, hypothecate, assign, transfer and convey to the Agent, for the benefit of the Banks and the Lessor, and grants to the Agent, for the benefit of the Banks and the Lessor, a security interest in and to, the following described property (the "Collateral"):

          (a) all right, title and interest of the Company in and to the Pledged Mortgage Loans and Related Mortgage-backed Securities and all promissory notes, participation agreements, participation certificates, or other instruments or agreements which evidence the Pledged Mortgage Loans and Related Mortgage-backed Securities;

          (b) all right, title and interest of the Company in and to all Mortgage Notes, Mortgages and other notes, real estate mortgages, deeds of trust, security agreements, chattel mortgages, assignments of rent and other security instruments whether now or hereafter owned, acquired or held by the Company which evidence or secure (or constitute collateral for any note, instrument or agreement evidencing or securing) any of the Pledged Mortgage Loans;

          (c) all right, title and interest of the Company in and to all financing statements perfecting any security interest securing any Pledged Mortgage Loan or property securing any Pledged Mortgage Loan;

          (d) all right, title and interest of the Company in and to all guaranties, mortgage insurance policies and other instruments by which the persons or entities executing the same guarantee or insure, among other things, the payment or performance of the Pledged Mortgage Loans;

          (e) all right, title and interest of the Company in and to all title insurance policies, title insurance binders, commitments or reports insuring or relating to any Pledged Mortgage Loan or property securing any Pledged Mortgage Loan;

          (f) all right, title and interest of the Company in and to all surveys, bonds, hazard and liability insurance policies, participation agreements and any other agreement, instrument or document pertaining to, affecting, obtained by the Company in connection with, or arising out of, the Pledged Mortgage Loans;

          (g) all right, title and interest of the Company in and to all Take-Out Commitments and other agreements to purchase any Pledged Mortgage Loans or Related Mortgage-backed Securities;

          (h) all right, title and interest of the Company in and to all collections on, and proceeds of or from, any and all of the foregoing (hereinafter collectively called "Collections");

          (i) all right, title and interest of the Company in and to any other asset of the Company which has been or hereafter at any time is delivered to the Agent or any Bank for the purpose of being pledged hereunder;

          (j) all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and data of the Company relating to the Pledged Mortgage Loans and Related Mortgage-backed Securities (including all information, data, programs, tapes, discs and cards necessary to administer and service the Pledged Mortgage Loans and Related Mortgage-backed Securities);

          (k) all balances, credits and deposits of the Company contained in the Collateral Account and in the Wet Funding Clearing Account; and

          (l) any and all balances, credits, deposits, accounts or moneys of, or in the name of, the Company representing or evidencing the foregoing or any proceeds thereof, and any and all proceeds of any of the foregoing.

     Section 3.     REPORTS CONCERNING EXISTING COLLATERAL AND HEREAFTER
                    ----------------------------------------------------
ACQUIRED COLLATERAL
-------------------

          From time to time hereafter as reasonably requested by the Agent, the Company will promptly give a written report to the Agent describing and listing each document, instrument or other paper which evidences, secures, guarantees, insures or pertains to any item of the Collateral whether now or hereafter owned, acquired or held by the Company. Such written report shall contain sufficient information to enable the Agent to identify each such document, instrument or other paper. The Company (a) upon the request of the Agent, shall promptly provide additional information concerning, or a more complete description of, each such document, instrument or other paper and (b) at the request of the Agent, shall promptly deliver the same to the Agent.

     Section 4. DELIVERY OF COLLATERAL DOCUMENTS
                --------------------------------

          4.1   Delivery of Mortgage Loans.  A Mortgage Loan shall be deemed to
                --------------------------
have been delivered and pledged to the Agent under this Pledge and Security Agreement when:

          (a) the Agent has received, with respect to such Mortgage Loan, (i) an Agreement to Pledge, duly completed and executed by the Company, (ii) a Collateral Identification Letter duly completed and executed by the Company and (iii) a Loan Detail Listing, duly completed; and

          (b)   either

                (i) a wire transfer of funds from the Wet Funding Clearing Account has been initiated for the purpose of funding the origination or purchase of such Mortgage Loan;

                (ii) a draft drawn upon the Agent for the purpose of funding the origination or purchase of such Mortgage Loan has been received by the Agent and has cleared the Agent's payment process; or

                (iii) a draft drawn upon the Agent for the purpose of funding the origination or purchase of such Mortgage Loan has been accepted by the Agent, or the Agent has otherwise assured payment thereof.

The documents referred to in clause (a) of the preceding sentence shall be transmitted to the Agent by telecopier or electronic data transmission not later than 12:30 p.m. (Minneapolis time) on the applicable Warehousing Borrowing Date selected for funding such Mortgage Loan, and the originally executed copies of such documents shall be delivered to the Agent by courier on the following Business Day.

          4.2   Delivery of Pledged Mortgage Loan Documentation.  The Company
                -----------------------------------------------
shall deliver to the Agent, with respect to each Pledged Mortgage Loan, the following described instruments and documents within three Business Days after the Warehousing Borrowing Date, in the case of Warehousing Borrowing Dates occurring during the Month-End Period, and five Business Days after the Warehousing Borrowing Date, in all other cases, on which the applicable Warehousing Loan was made for the purpose of funding such Mortgage Loan:

          (a) the original Mortgage Note evidencing such Pledged Mortgage Loan, duly endorsed in blank as follows:

                    "Pay to the order of,

                    ______________________________________,
                    without recourse

                    NEW CENTURY MORTGAGE CORPORATION

                    By____________________________________
                    Title_________________________________"

          (b) a copy of the Mortgage securing such Pledged Mortgage Loan, certified by the Closing Agent to be a true and exact copy of the original Mortgage as submitted for recording;

          (c) a duly executed appropriate assignment of said Mortgage in favor of the Agent and in recordable form;

          (d) if there are any intermediate assignments of said Mortgage, two copies of each such assignment, certified by the Closing Agent or the Company to be a true and exact copy of the original thereof as submitted for recording;

          (e) if any of the foregoing documents was executed on behalf of a party thereto by another Person under a power of attorney, a copy of the original executed copy of such power of attorney, certified by the Closing Agent to be a true and exact copy of the original thereof;

          (f) a copy of the Company's closing instructions to the Closing Agent for such Pledged Mortgage Loan, containing the language set forth on Exhibit G to the Credit Agreement, and a Transmittal Letter listing all documents being delivered to the Agent;

          (g) a copy of the Closing Agent's Settlement Statement for such Mortgage Loan; and

          (h)   a completed Company Worksheet Concerning Applicability of
     Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with
     Section 32.

          4.3   Delivery of Additional Mortgage Loan Documents Upon Request.
                -----------------------------------------------------------
Within five Business Days after receiving a written request from the Agent to deliver the same with respect to any Pledged Mortgage Loan, the Company shall deliver to the Agent the following:

          (a) All original guaranties, assignments of rents and other instruments and documents relating to security for and payment of such Pledged Mortgage Loan, together with duly executed assignments thereof;

          (b) A mortgagee's title insurance policy (or commitment therefor) in the form of an American Land Title Association standard policy (revised coverage, most recent form) from a substantial and reputable title insurance company acceptable to the Agent in favor of the Company insuring the lien of the Mortgage securing such Pledged Mortgage Loan (subject only to such liens and encumbrances as are generally acceptable to reputable lending institutions, mortgage investors and securities dealers) or, if such a mortgagee's title policy (or commitment therefor) is generally not available in the state in which the real property subject to such Mortgage is located, an opinion of an attorney reasonably acceptable to the Agent to the effect that the Mortgage securing such Pledged Mortgage Loan is a valid first lien free and clear of all other liens, encumbrances and restrictions except such as are generally acceptable to reputable lending institutions, mortgage investors and securities dealers;

          (c) Evidence satisfactory to the Agent that the premises covered by the Mortgage securing such Pledged Mortgage Loan is insured against fire and perils of extended coverage for an amount at least equal to the lesser of (i) 80% of the outstanding principal balance of such Pledged Mortgage Loan or (ii) the full replacement cost of such premises;

          (d) With respect to each Pledged Mortgage Loan and each Related Mortgage-backed Security, copies of the applicable Take-Out Commitment and all documents and instruments called for thereunder, together with a certificate signed by an officer of the Company that, as of the date of delivery thereof, such Pledged Mortgage Loan and all documentation therefor satisfies all requirements and conditions of the applicable Take-Out Commitment;

          (e) Originals, or photocopies, as the Agent may request, of surveys (or plat maps, if surveys are not available) and all other instruments, documents and other papers pertaining to each such Pledged Mortgage Loan which are in the possession or control of the Company or which the Company has the right to possess or control;

          (f) The original of each Mortgage referred to Section 4.02(b) hereof, together with satisfactory evidence of its recordation, or, if the original recorded Mortgage has not been returned to the Company by the applicable recording officer, a copy of the original recorded Mortgage certified as a true and exact copy thereof by the applicable recording officer;

          (g) Evidence satisfactory to the Agent that the Company has obtained and maintains in its files, as agent for the Agent, a FIRREA Qualifying Appraisal with respect to such Pledged Mortgage Loan, which evidence may include, but is not limited to, a copy of such FIRREA Qualifying Appraisal certified by the Company to be a true and exact copy of the original thereof as maintained in the Company's files; and

          (h) copies of all truth-in-lending disclosures showing compliance with Regulation Z of the Board of Governors of the Federal Reserve System and copies of all disclosures under the Real Estate Settlement Procedures Act of 1974, as amended.

          4.04  Form of Assignments.  All assignments executed and delivered by
                -------------------
the Company pursuant to this Section 4 shall be in form satisfactory for recording in the real estate records of the applicable jurisdiction and in form and substance acceptable to and approved by the Agent.

          4.05  Effect of Transmittal Letters.  Any Transmittal Letter delivered
                -----------------------------
to the Agent hereunder, together with the documents accompanying such Transmittal Letter, shall conclusively be presumed to have been delivered to the Agent on behalf of the Company notwithstanding that such Transmittal Letter shall not have been signed or submitted by a person who has been authorized in writing to do so by the Company through its Board of Directors or otherwise.

          4.06  Endorsement and Delivery of Checks, Etc.  The Company will from
                ----------------------------------------
time to time whenever an Event of Default exists, upon the request of the Agent, endorse and deliver to the Agent any draft, check, note or other writing which evidences a right to the payment of money which constitutes Collateral.

          4.07  Defects in Collateral Documentation; Loss of Collateral Value.
                -------------------------------------------------------------
A Pledged Mortgage Loan which has been delivered to the Agent under this Pledge and Security Agreement in accordance with Section 4.01 hereof shall be and remain Collateral which is subject to the lien and security interest granted to the Agent under Section 2 hereof until such Pledged Mortgage Loan is sold to an Investor in accordance with Sections 10.02 and 10.03 hereof (in which case the proceeds thereof, including, without limitation, any Related Mortgage-backed Security, shall constitute Collateral) or released pursuant to Section 10.04 hereof or until this Pledge and Security Agreement terminates in accordance with Section 19 hereof, notwithstanding (a) any defect in any document delivered to the Agent pursuant to Section 4.01, 4.02, or 4.03 hereof, (b) the failure of such Pledged Mortgage Loan to have or continue to have Warehousing Collateral Value, (c) the failure of the Company to make timely delivery of any document required to be delivered to the Agent under
Section 4.02 hereof, (d) the failure of the Company to make timely delivery of any document required to be delivered to the Agent under Section 4.03 hereof, or
(e) any other fact, circumstance, condition or event whatsoever. For purposes of the preceding sentence, the funding of the origination or purchase of a Pledged Mortgage Loan from the proceeds of a Warehousing Loan and/or the assignment of Warehousing Collateral Value to such Pledged Mortgage Loan by the Agent shall be deemed to be conclusive evidence of the delivery of such Pledged Mortgage Loan under Section 4.01 hereof, notwithstanding any subsequent determination by the Agent that the documentation delivered for such Pledged Mortgage Loan was incomplete or defective in any respect or that such Pledged Mortgage Loan should not have been assigned Warehousing Collateral Value.

     Section 5.     REPRESENTATIONS AND WARRANTIES
                    ------------------------------

          The Company hereby represents and warrants that: (a) all of the representations and warranties set forth in the Credit Agreement are true and correct; (b) the Company is or will be the legal and equitable owner of the Collateral and its interests therein are or will be free and clear of all liens, security interests, charges and encumbrances of every kind and nature (other than as created hereunder or under Take-Out Commitments or under assignments to purchasers under such Take-Out Commitments); (c) no financing statement or other evidence of lien covering any of the Collateral is or will be on file in any public office other than financing statements filed with respect to the Company as debtor and the Agent as secured party; (d) the Company has good right, power and lawful authority to pledge, assign and deliver the Collateral in the manner hereby done or contemplated; (e) no consent or approval of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity or enforceability of the rights created hereunder or (ii) required prior to the assignment, transfer and delivery of any of the Collateral to the Agent; (f) to the Company's knowledge, no material dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (g) this Pledge and Security Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency or other similar laws affecting creditors' rights generally); (h) in making and closing each Pledged Mortgage Loan, the Company has or will have fully complied in all material respects with, and all collateral documents delivered with respect to such Pledged Mortgage Loan comply or will comply in all material respects with, all applicable federal, state and local laws, regulations and rules, including, but not limited to, (i) usury laws, (ii) the Real Estate Settlement Procedures Act of 1974, (iii) the Equal Credit Opportunity Act, (iv) the Federal Truth in Lending Act, (v) Regulation Z of the

Board of Governors of the Federal Reserve System (including, without limitation,
Section 32 thereof, to the extent applicable) and (vi) all other consumer protection and truth-in-lending laws which may apply, and in each case with the regulations promulgated in connection therewith, as the same may be amended from time to time; and the Company shall maintain sufficient documentary evidence in its files with respect to such Pledged Mortgage Loans to substantiate such compliance; (i) the Company has obtained or will obtain prior to the delivery of any Mortgage Loan to the Agent in accordance with Section 4.01 hereof, and will maintain in its files as agent for the Agent, a FIRREA Qualifying Appraisal with respect to such Mortgage Loan; (j) immediately upon (i) the execution and delivery of the Credit Agreement, the Warehousing Note and the other Loan Documents, (ii) the acquisition by the Company of rights in a Mortgage Loan funded by a Warehousing Loan, and (iii) the execution and delivery to the Agent of an Agreement to Pledge and related Collateral Identification Letter and Loan Detail Listing in connection with such Mortgage Loan, the Agent, for the benefit of the Banks and the Lessor, will have a valid and perfected first priority security interest in such Mortgage Loan and in the related Mortgage Note and Mortgage evidencing and securing such Mortgage Loan (without the Agent taking possession of said Mortgage Note) for a period of 21 days from the date such Warehousing Loan is made for the purpose of funding such Mortgage Loan; (k) upon the delivery of the Mortgage Note evidencing a Pledged Mortgage Loan to the Agent as contemplated by Section 4.02 hereof, the Agent, for the benefit of the Banks and the Lessor, shall have a valid and perfected first priority security interest in such Pledged Mortgage Loan, without regard to the 21-day temporary perfection period referred to in clause (j) of this sentence; (l) immediately upon (i) the execution and delivery of the Credit Agreement, the Warehousing Note and the other Loan Documents, (ii) the acquisition by the Company of rights in such Collateral and (iii) the filing with the Secretary of State of California of a financing statement showing the Company as debtor and the Agent as secured party and describing the Collateral, the Agent, for the benefit of the Banks and the Lessor, shall have a valid and perfected first priority security interest in the Collateral which is other than as described in clauses
(j) and (k) of this Section 5, to the extent that a security interest in such other Collateral can be perfected by filing a financing statement; (m) each Pledged Mortgage Loan has been fully advanced and is a first lien on the premises described therein; (n) each Pledged Mortgage Loan complies with all requirements of this Agreement and the Credit Agreement applicable thereto; (o) except as described in the reports provided by the Company to the Agent and the Banks pursuant to Section 4.01 of the Credit Agreement, or as otherwise disclosed to the Agent, there is no monetary default existing under any Pledged Mortgage Loan that remains in effect on the date the Compliance/Borrowing Base Certificate for the month in which such default occurred is required to be delivered to the Agent and the Banks pursuant to Section 4.01(c)(ii) of the Credit Agreement and, to the knowledge of the Company, there is no other default existing under any Pledged Mortgage Loan; and (p) all Pledged Mortgage Loans secured by properties located in special flood hazard areas designated by the Secretary of Housing and Urban Development are and shall continue to be covered by flood insurance under the National Flood Insurance Program.

     Section 6.     POSSESSION OF COLLATERAL; STANDARD OF CARE
                    ------------------------------------------

          The Agent shall exercise reasonable care in the custody and preservation of the Collateral, shall keep the documents delivered to it in connection with Pledged Mortgage Loans at a facility protected against fire and shall keep the Collateral separate from similar collateral furnished by third parties. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Company requests in writing, but failure of the Agent to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral not so requested by the Company shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. The Agent shall also be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property of like kind.


     Section 6A.    AGENT'S DUTIES
                    --------------

          The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral, for the benefit of the Banks and the Lessor, and shall not impose any duty upon it to exercise any such powers. The Agent shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Agent accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Agent shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral.


     Section 7.     COLLECTIONS ON COLLATERAL BY THE COMPANY; ACCOUNTING
                    ----------------------------------------------------

          Until the Agent gives notice to the Company pursuant to the penultimate sentence of this Section 7 or exercises its rights under Sections 8 or 13, the Company shall be entitled to receive all Collections and use the same in the normal course of business. Upon notice from the Agent to the Company given after the occurrence and during the continuation of an Event of Default or an Unmatured Event of Default, the Company shall furnish to the Agent not later than the tenth Business Day after the end of each month a report on all Collections received during the preceding month and provide the same accounting therefor as the Company customarily furnishes the permanent investors therein, including with respect to Collections on each Pledged Mortgage Loan: (a) the name of the Obligor(s), (b) the Company's loan number for such

Pledged Mortgage Loan, (c) the current principal balance of such Pledged Mortgage Loan, (d) the current escrow balance with respect to such Pledged Mortgage Loan, (e) the number and amount of past due payments on such Pledged Mortgage Loan and (f) the amount of the collections received during such month with respect to such Pledged Mortgage Loan, itemized to show (i) principal portion, (ii) interest portion and (iii) portion thereof representing amounts paid in escrow for real estate taxes and insurance.

          Upon notice from the Agent to the Company given after the occurrence and during the continuation of an Event of Default or of an Unmatured Event of Default, the Company shall hold all collections representing principal payments and prepayments and escrows for real estate taxes and insurance in trust for the Banks and the Lessor and shall promptly remit the same to the Agent. All amounts representing the principal payments and prepayments delivered to the Agent pursuant to the preceding sentence shall be deposited in the Collateral Account and all amounts representing real estate taxes and insurance escrows delivered to the Agent pursuant to the preceding sentence shall be deposited in an escrow account with any bank satisfactory to the Company and the Agent, to be held as Collateral for, or applied to, the Obligations and the Lease Obligations.

     Section 8.     COLLECTIONS ON COLLATERAL BY THE AGENT
                    --------------------------------------

          Upon the occurrence and during the continuation of an Event of Default or an Unmatured Event of Default, the Agent may at any time and from time to time, notify and direct any or all Obligors with respect to any of the Collateral thereafter to make all payments on such Collateral directly to the Agent, regardless of whether the Company was previously making collections thereon. The Agent shall promptly account to the Company for all such payments received by the Agent. Each Obligor making such payment to the Agent shall be fully protected in relying on the written statement of the Agent that the Agent then holds the security interests herein granted and assigned, which entitle the Agent to receive such payment, and the receipt of the Agent for such payment shall be full acquittance therefor to the Obligor making such payment.

     Section 9.     DEFAULTED LOANS; COLLECTION AND FORECLOSURE PROCEEDINGS
                    -------------------------------------------------------

          If the Company wishes to institute collection or foreclosure proceedings with respect to a Pledged Mortgage Loan, it shall substitute other Collateral so that it is entitled pursuant to the terms of the Credit Agreement to a release of such Pledged Mortgage Loan. If the Company does not own sufficient other Collateral to obtain a release of such Pledged Mortgage Loan, then so long as an Event of Default or an Unmatured Event of Default has not occurred and is continuing, the Agent, upon written request of the Company, will deliver, upon such terms and conditions as the Agent in its sole discretion may establish, to an attorney at law, as the agent of the Agent, to the extent necessary for the purpose of enabling said attorney to institute, in the name of the Company or the Agent, or in their names or in the names of their nominees, as the

Agent may determine, collection and/or foreclosure proceedings on any Pledged Mortgage Loan in default the following: (a) the promissory note or other instrument evidencing such Pledged Mortgage Loan in default and (b) the mortgage or deed of trust, if any, that secures such promissory note, or other Collateral needed by said attorney in connection with such collection and/or foreclosure proceedings in such manner and in such form as the Agent deems necessary or desirable to preserve its security interests in such Collateral, provided such Collateral and all proceeds of any such collection and/or foreclosure efforts shall remain subject to this Agreement and the security interests granted herein and all such proceeds shall be delivered to the Agent as and when and in the form received to the extent required by the terms of the Credit Agreement. The Company hereby covenants and agrees that, without first obtaining the prior written consent of the Agent, it will not request or accept any discount on, or any conveyance, endorsement, transfer or assignment of any right, title or interest in and to any of the real, personal or mixed properties sold, pledged, mortgaged, hypothecated, assigned, transferred, set over or conveyed to the Agent as security for, any of the promissory notes or other instruments or agreements which evidence Pledged Mortgage Loans in lieu of foreclosure proceedings if, after giving effect to any such proposed transaction, the Warehousing Borrowing Base would be less than the aggregate unpaid principal amount of the outstanding Warehousing Loans. At such time as such delivery of the Collateral is no longer required in connection with said collection and/or foreclosure efforts, to the extent such Collateral has not been released pursuant to this Agreement, the same shall be reassigned and redelivered to the Agent.

     Section 10.    SALES AND RELEASES OF COLLATERAL
                    --------------------------------

          10.01     Redelivery of Collateral for Correction.  If no Event of
                    ---------------------------------------
Default or Unmatured Event of Default exists, the Agent may redeliver to the Company, for correction, any instrument or document which constitutes or relates to any of the Collateral; provided, that any such redelivery shall be made against a Trust Receipt duly completed and executed by the Company requiring, within 21 days after the redelivery thereof to the Company, the return to the Agent of each such instrument and document. The Company shall deliver to the Agent each such instrument and document as soon as it has completed the correction thereof and, in any event, within 21 days after its receipt thereof.

          10.02     Delivery for Sale of Pledged Mortgage Loans.  If no Event of
                    -------------------------------------------
Default or Unmatured Event of Default exists, the Company may direct the Agent to, and the Agent will, transmit on behalf of the Company Pledged Mortgage Loans, accompanied by a duly completed and executed Bailee Letter, to an Investor who has issued a Take-Out Commitment or a custodian for such Investor that is acceptable to the Agent. All sale proceeds transferred to the Agent pursuant to such Bailee Letter and all Mortgage Notes and other documents returned to the Agent pursuant such Bailee Letter shall remain a part of the Collateral unless and until released pursuant to Section 10.04 of this Pledge and Security Agreement. If required by the applicable Take-Out Commitment, Pledged Mortgage Loans may be duly assigned of record to the issuer of such Take-Out Commitment subject to reassignment if not purchased and with beneficial title to any such assigned Pledged Mortgage Loans being subject to the above-stated escrow condition. All Pledged Mortgage Loans which are so transmitted or otherwise delivered but not paid for shall constitute Collateral and shall, subject to the limits contained herein, be included in determining the Warehousing Borrowing Base. The proceeds received by the Agent from the sale of any Pledged Mortgage Loans pursuant to this Section 10.02 shall be deposited by the Agent in the Collateral Account and shall be promptly applied to the payment of principal of the Warehousing Note; provided, however, that if an Event of Default has occurred and is continuing, such proceeds shall be applied in accordance with Section 17 hereof.

          10.03     Formation of Pools.  The Agent may, from time to time in its
                    ------------------
sole discretion, at the request of the Company, transmit Pledged Mortgage Loans to a custodian that is acceptable to the Agent in connection with the issuance of Mortgage-backed Securities and the formation of pools of Mortgage Loans, subject, however, to the provisions of Sections 6 and 20 hereof. The Agent and its designated agent shall be entitled to rely on the written instructions of the Company in this regard and shall have no obligation to act in the absence of such written instructions.

          10.04     Release of Particular Collateral.
                    --------------------------------

          (a) If no Event of Default or Unmatured Event of Default has occurred which is continuing, the Agent shall, at the written request of the Company, release its security interest in any item of Collateral specified by the Company in such written request, provided that, after giving effect to such requested release, the Warehousing Borrowing Base (including therein the Warehousing Collateral Value of any Collateral given in substitution for the Collateral to be released) shall not be less than the aggregate principal amount outstanding under the Warehousing Note. If the Company requests and is entitled to a release of a Pledged Mortgage Loan pursuant to the preceding sentence, the Agent shall promptly redeliver to the Company or its designee (i) the Mortgage Note evidencing such Pledged Mortgage Loan endorsed without recourse upon, or representation or warranty by, the Agent and (ii) a reassignment, without recourse upon, or representation or warranty by, the Agent, of any part of the Collateral that secures such Mortgage Note.

          (b) Whether or not the Company, by terms of this Section 10.04, is entitled to a release of the Agent's security interest in the Collateral, the Agent shall release such security interest in any Pledged Mortgage Loan to the extent necessary to permit the Company to execute any full or partial release of any mortgage, deed of trust, security agreement, financing statement or other security instrument or deed which the Company is contractually obligated to release upon payment thereof or of a minimum release price, provided the Company arranges to have such payment remitted directly by the Obligor or closing agent to the Agent for application upon the unpaid principal amount outstanding under the

     Warehousing Note, unless an Event of Default has occurred which is continuing, in which case such payment shall be applied as provided in
     Section 17 hereof.

          (c) Upon the Agent's receipt of the proceeds from the sale of a Pledged Mortgage Loan delivered to an Investor pursuant to Section 10.02 hereof or to a pool custodian pursuant to Section 10.03 hereof, the security interest of the Agent in such Pledged Mortgage Loan and in the Mortgage Note and other documents related thereto shall terminate without further action by the Agent.

          (d) Upon the Agent's receipt of the proceeds from the sale of a Related Mortgage-backed Security representing an interest in, or which is secured by, Pledged Mortgage Loans delivered pursuant to Section 10.03 hereof, the security interest of the Agent in such Related Mortgage-backed Security and in such Pledged Mortgage Loans shall terminate without further action by the Agent.

     Section 11.    FURTHER ASSURANCES
                    ------------------

          The Company, upon the request of the Agent, will promptly correct any patent defect, error or omission which may be discovered in the contents of this Agreement or in the execution hereof and will do such further acts and things, and execute, acknowledge, endorse and deliver such further instruments, agreements, schedules and certificates, including, but not limited to, notes, mortgages, deeds of trust, assignments, chattel mortgages, security agreements and financing statements covering the title to any real, personal or mixed property now owned or hereafter acquired by the Company and now or hereafter constituting Collateral, schedules and certificates respecting all or any of the Collateral at the time subject to the security interest hereunder, the items or amounts received by the Company in full or partial payment, or otherwise as proceeds of any of the Collateral and supplements to and amendments of this Agreement, that the Agent may at any time and from time to time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order to assure and confirm unto the Agent the rights, powers and remedies hereunder or to subject all of the real, personal or mixed properties now owned or hereafter acquired by the Company and now or hereafter constituting Collateral to, or to confirm or clearly establish that all of said properties are subject to and encumbered by, a lien to secure the due and punctual payment of the Obligations and any Lease Obligations. Any such instrument, agreement, schedule or certificate shall be executed by a duly authorized officer of the Company and shall be in such form and detail as the Agent may reasonably specify. Promptly upon the request of the Agent, the Company will mark, or permit the Agent to mark in a reasonable manner, the Company's books, records and accounts showing or dealing with the Collateral with a notation clearly setting forth that the Collateral has been assigned to the Agent, for the benefit of the Banks and the Lessor, which notation shall be in form and substance satisfactory to the Agent.

          The Company will do all acts and things, and will execute and file or record all instruments (including mortgages, pledges, assignments, security agreements, financing statements, amendments to financing statements, continuation statements, etc.) required or reasonably requested by the Agent to establish, perfect, maintain and continue the perfection and priority of the security interest of the Agent, for the benefit of the Banks and the Lessor, in the Collateral and will pay the costs and expenses of: all filings and recordings, including taxes thereon; all searches necessary or reasonably deemed necessary by the Agent to establish and determine the validity and the priority of such security interest of the Agent; and also to satisfy all other liens which in the reasonable opinion of the Agent prejudice, imperil or otherwise affect the Collateral or the existence or priority of such security interest. A carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement and may be filed in lieu of the original in any or all jurisdictions which accept such reproductions.

     Section 12.    COVENANTS OF THE COMPANY
                    ------------------------

          So long as this Agreement shall remain in effect, the Company will (a) defend the right, title and interest of the Agent, for the benefit of the Banks and the Lessor, in the Collateral against the claims and demands of all Persons;
(b) not amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Collateral in a manner which would materially adversely affect the interests of the Agent, for the benefit of the Banks and the Lessor; (c) not sell, assign, transfer, or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber, or release, any of the Collateral or any interest therein except in a manner whereby the Agent alone would be entitled to receive the proceeds therefrom; (d) notify the Agent monthly of any default that continues beyond any applicable notice or grace period under any Pledged Mortgage Loan which has Warehousing Collateral Value; (e) maintain, or cause to be maintained, in its chief executive office or in the offices of a computer service bureau approved by the Agent, for the processing of Mortgage Notes and Mortgage-backed Securities, originals, or copies if the original has been delivered to the Agent, of its Mortgage Notes and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other records, information and data, relating to the Collateral, and give the Agent written notice of the place where such records, information and data will be maintained; and (f) maintain sufficient documentary evidence in its files with respect to each Pledged Mortgage Loan to substantiate compliance with all applicable federal, state and local laws, regulations and rules, including but not limited to those specified in Section 5(h) hereof.

     Section 13.    AGENT APPOINTED ATTORNEY-IN-FACT
                    --------------------------------

          The Company hereby appoints the Agent the Company's attorney-in-fact, with full power of substitution, to submit any Pledged Mortgage Loan or Mortgage-backed Security which constitutes Collateral and related documents to a purchaser under a Take-Out Commitment and for the purpose of carrying out the provisions of this Agreement and taking any action and executing in the name of the Company without recourse to the Agent any instrument, including, but not limited to, the instruments described in Section 2 hereof, which the Agent may deem necessary or advisable to accomplish the purpose hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power to receive, endorse and collect checks and other orders for the payment of money made payable to the Company representing any payment or reimbursement made under, or pursuant or with respect to, the Collateral or any part thereof and to give full discharge for the same. The Agent agrees that it shall not, without further instructions of the Company, exercise the foregoing power of attorney unless an Event of Default or Unmatured Event of Default has occurred and is continuing. Whether or not an Event of Default or an Unmatured Event of Default shall have occurred or be continuing, the Company hereby authorizes the Agent in its discretion at any time and from time to time to (i) complete or cause to be completed any assignment of real estate mortgage or deed of trust which heretofore was, or hereafter at any time may be, executed and delivered by the Company to the Agent so that such assignment describes a real estate mortgage or deed of trust which is security for any Pledged Mortgage Loan now or hereafter at any time constituting Collateral and (ii) complete or cause to be completed any other assignment or endorsement that was delivered in blank hereunder.

     Section 14.  EVENTS OF DEFAULT; REMEDIES
                  ---------------------------

          If one or more Events of Default shall occur and be continuing, then the Agent, in addition to any and all other rights and remedies which it may then have hereunder, under the Credit Agreement or any other Loan Document, or under any other instrument, or which the Agent or the Banks or the Lessor may have at law, in equity or otherwise, may, at its option, (a) in the name of the Company, or otherwise, demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral; (b) take any action which the Agent may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, endorse in the name of the Company without recourse to the Company any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; (c) enter upon the premises where any of the Collateral not in the possession of the Agent is located and take possession thereof and remove the same, with or without judicial process; (d) reduce the claim of the Agent and the Banks and the Lessor to judgment or foreclosure or otherwise enforce the security interests herein granted and assigned, in whole or in part, by any available judicial procedure; (e) after notification, if any, provided for herein (the Company agrees that, to the extent notice of sale shall be required at law, at least ten days' prior notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification), sell, lease, or otherwise dispose of, at the office of the Agent, on the premises of the Company, or elsewhere, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts at any exchange, broker's board, or at any of the Agent's offices or elsewhere, for cash, or credit, or for future delivery, without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable (it being agreed that the sale of any part of Collateral shall not exhaust the power of sale granted hereby, but sales may be made from time to time, and at any time, until all the Collateral has been sold or until all Obligations and Lease Obligations have been fully paid and performed, and it being further agreed that the Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and that the Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned), and at any such sale it shall not be necessary to exhibit any of the Collateral; (f) at its discretion, surrender any policies of insurance on the Collateral consisting of real or personal property owned by the Company and receive the unearned premiums, and in connection therewith the Company hereby appoints the Agent as the agent and attorney-in-fact for the Company to collect such premiums; (g) at its discretion, retain the Collateral in satisfaction of the Obligations and Lease Obligations whenever the circumstances are such that the Agent and the Banks and the Lessor is entitled to do so under the Code or otherwise; (h) exercise any and all other rights, remedies and privileges which the Agent may have under this Agreement, or any of the other promissory notes, assignments, mortgages, deeds of trust, chattel mortgages, security agreements, transfers of lien, and any other instruments, documents, and agreements executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement; and (i) exercise any other remedy available to it as a secured party under the Uniform Commercial Code of the State of Minnesota or of any other pertinent jurisdiction (the "Code").

          The Company acknowledges and agrees that (x) a private sale of the Collateral pursuant to any Take-Out Commitment or other arrangement entered into by the Company shall be deemed to be a sale of the Collateral in a commercially reasonable manner and (y) the Collateral is intended to be sold and that none of the Collateral is a type or kind intended by the Company to be held for investment or any purpose other than for sale.

     Section 15.  WAIVERS
                  -------

          The Company, for itself and all who may claim under the Company, as far as the Company now or hereafter lawfully may, also waives all right to have all or any portion of the Collateral marshalled upon any foreclosure hereof and agrees that any court having jurisdiction over this Agreement may order the sale of all or any portion of the Collateral as an entirety. Any sale of, or the grant of options to purchase (for the option period thereof or after exercise thereof), or any other realization upon, all or any portion of the Collateral under clause (e) of Section 14 hereof shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Company in and to the Collateral so sold, optioned or realized upon, and shall be a perpetual bar both at law and in equity against the Company and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon or any part thereof, from, through and under the Company. No delay on the part of the Agent in exercising any power of sale, lien, option or other right hereunder and no notice or demand which may be given to or made upon the Company with respect to any power of sale, lien, option or right hereunder shall constitute a waiver thereof, or limit or impair the right of the Agent, any Bank or the Lessor to take any action or to exercise any power of sale, lien, option or any other right under this Agreement or the Credit Agreement, or any lease agreement, or otherwise, nor shall any single or partial exercise thereof, or the exercise of any power, lien, option or other right under this Agreement or otherwise, all without notice or demand (except as otherwise provided by the terms of this Agreement), prejudice their rights against the Company in any respect. Each and every remedy given the Agent, the Banks or the Lessor shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     Section 16.  NOTICES
                  -------

          The Company acknowledges and agrees that Mortgage Loans and Mortgage-backed Securities are property of a type customarily sold on a recognized market, and that accordingly the Agent may (a) sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind, and
(b) purchase the Collateral at a private sale thereof. To the extent notice of sale or other disposition of any of the Collateral is required by law, it is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice of the purposes of this Section 16. All notices and other communications provided for in this Agreement shall be given to the parties at their respective addresses set forth in the Credit Agreement or, as to each such party, at such other address as shall be designated by such party in a written notice to the other parties in accordance with the Credit Agreement. All such notices and other communications shall be given by one or more of the means specified in Section 8.02 of the Credit Agreement and, upon being so given, shall be deemed to have been given as of the earliest time specified in said
Section 8.02 for the means so used.

     Section 17.  APPLICATION OF PROCEEDS
                  -----------------------

          Until Company has paid all Obligations and Lease Obligations in full, any and all proceeds ever received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy pursuant to Section 8 hereof or by virtue of Section 14 hereof, shall be applied by the Agent as follows:

          First: ratably to the payment of the costs and expenses of the Agent and the Banks in connection with the enforcement of this Agreement (including, without limitation, the sale or other disposition of the Collateral) and the reasonable fees and out of pocket expenses of counsel employed in connection therewith, to the payment of all costs and expenses incurred by the Agent in connection with the administration of this Agreement and to the payment of all advances made by the Agent and the Banks for the account of the Company hereunder, to the extent that such costs, expenses and advances have not been reimbursed to the Agent and the Banks, as the case may be;

          Second: to the payment in full of the other Obligations, as provided in the Credit Agreement or, otherwise, as the Agent or the Banks may determine; and

          Third: to the payment in full of the Lease Obligations, as provided in the Leases or, otherwise, as the Lessor may determine; and

          Fourth: the balance (if any) of such proceeds shall be paid to the Company, its successors or assigns, or as a court of competent jurisdiction may direct; provided, that if such proceeds are not sufficient to satisfy the Obligations and the Lease Obligations in full, the Company shall remain liable to the Agent, the Banks and the Lessor, as applicable, for any deficiency.

     Section 18.  INDEMNIFICATION AND COSTS AND EXPENSES
                  --------------------------------------

          The Company will (a) pay all reasonable out-of-pocket expenses, including, without limitation, any recording or filing fees, fees of title insurance companies in connection with records or filings, costs of mortgage insurance policies and endorsements thereof and mortgage registration taxes (or any similar fees or taxes), incurred by the Agent, the Banks or the Lessor in connection with (i) the enforcement and administration of this Agreement (whether or not the transactions hereby contemplated shall be consummated), the Credit Agreement, the Lease Agreement and the other Loan Documents, (ii) the enforcement of the rights of the Agent, the Banks and the Lessor in connection with this Agreement, the Credit Agreement, the other Loan Documents, all the Lease Agreements, and including, without limitation, the reasonable fees and disbursements of counsel for the Agent, the Banks and the Lessor; (b) pay, and hold the Agent, the Banks and the Lessor harmless from and against, any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Agent, the Banks and the Lessor harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes; and (c) pay, and indemnify and hold harmless the Agent, the Banks and the Lessor from and against, any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") which may be imposed on, incurred by or asserted against it in any way relating to or arising out of this Agreement, the Credit Agreement, the other Loan Documents, all Lease Agreements, or any of the transactions contemplated hereby or thereby, WHETHER OR NOT THE SAME ARE CAUSED BY THE SIMPLE NEGLIGENCE OF THE AGENT, unless the same are caused by the gross negligence or willful misconduct of the Agent, any Bank or the Lessor as the case may be. The undertakings of the Company set forth in this Section 18 shall survive the payment in full of the Obligations and the Lease Obligations and the termination of this Agreement, the Credit Agreement, the other Loan Documents, and all Lease Agreements.

     Section 19.  TERMINATION
                  -----------

          This Agreement shall terminate when all the Obligations and Lease Obligations have been fully paid and performed and the Commitment and all Lease Agreements have expired, at which time the Agent shall reassign and redeliver, without recourse upon, or representation or warranty by, the Agent, the Banks or the Lessor and at the expense of the Company, to the Company, or to such other person or persons as the Company shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise disposed of by the Agent pursuant to the terms hereof, of the Credit Agreement, the other Loan Documents, or any Lease Agreement, and shall still be held by the Agent, together with appropriate instruments of reassignment and release; provided, however, that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations or the Lease Obligations is rescinded or must otherwise be returned by the Agent, the Banks, the Lessor or any other Person upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

     Section 20.  NON-ASSUMPTION OF LIABILITY; NO FIDUCIARY RESPONSIBILITY
                  --------------------------------------------------------

          Nothing herein contained shall relieve the Company from performing any covenant, agreement or obligation on the part of the Company to be performed under or in respect of any of the Collateral or from any liability to any party or parties having an interest therein or impose any liability on the Agent, the Banks and the Lessor for the acts or omissions of the Company in connection with any of the Collateral. The Agent, the Banks and the Lessor shall not assume or become liable for, nor shall any of them be deemed or construed to have assumed or become liable for, any obligation of the Company with respect to any of the Collateral, or otherwise, by reason of the grant to the Agent, for the benefit of the Banks and the Lessor, of security interests in the Collateral. While the Agent shall use reasonable care in the custody and preservation of the Collateral as provided in Section 6 hereof, the Agent shall not have any fiduciary responsibility to the Company with respect to the holding, maintenance or transmittal of the Collateral delivered hereunder.

     Section 21.  WAIVERS, ETC.
                  -------------

          No failure on the part of the Agent to exercise and no delay in exercising, any power or right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Agreement may not be amended or waived except in accordance with Section 8.05(a) of the Credit Agreement.

     Section 22.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL
                  ------------------------------------------------------------

          THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, BUT NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY MINNESOTA STATE OR FEDERAL COURT SITTING IN HENNEPIN OR RAMSEY COUNTIES, STATE OF MINNESOTA, FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, AND THE COMPANY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MINNESOTA STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION
8.02 OF THE CREDIT AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED ON THE THIRD BUSINESS DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY BANK, THE LESSOR OR ANY OTHER INDEMNIFIED PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE COMPANY AND THE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 23.  MISCELLANEOUS
                  -------------

          (a)  Benefit of Agreement.  This Agreement shall be binding upon and
               --------------------
inure to the benefit of the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Banks and the Lessor and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent.

          (b)  No Commitment by Lessor.  Nothing in this agreement shall be
               -----------------------
construed as a commitment on the part of the Lessor to lease any equipment or make any loan, under any existing agreement or otherwise, to the Company or NCFC.

          (c)  Survival of Representations, Warranties and Covenants.  All
               -----------------------------------------------------
representations, warranties and covenants made by the Company to the Agent, the Banks or the Lessor in connection with this Agreement shall survive the execution and delivery of this Agreement. All statements contained in any certificate or other instrument delivered to the Agent, the Banks or the Lessor pursuant to this Agreement shall be deemed representations, warranties and covenants hereunder of the Company.

          (d)  Headings.  Section headings in this Agreement are for convenience
               --------
of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

          (e)  Execution in Counterparts.  This Agreement may be executed in any
               -------------------------
number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                        NEW CENTURY MORTGAGE CORPORATION


                                        By__________________________________
                                          Its_______________________________


                                        FIRST BANK NATIONAL ASSOCIATION,
                                        as Agent


                                        By__________________________________
                                          Its_______________________________

                                  ATTACHMENTS
                                  -----------


                Attachment 1        Form of Agreement to Pledge
                Attachment 2        Form of Bailee Letter
                Attachment 3        Form of Collateral Identification Letter
                Attachment 4        Form of Loan Detail Listing
                Attachment 5        Form of Transmittal Letter
                Attachment 6        Form of Trust Receipt

                                                                 Attachment 1 to
                                                  Pledger and Security Agreement


                              AGREEMENT TO PLEDGE
                      (Security Agreement as provided for
                  by the Uniform Commercial Code of Minnesota)


          For new value this day received, and as collateral security for the payment of any and all indebtedness and liability of the undersigned under that certain Credit Agreement dated as of October 25, 1996 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement") between New Century Mortgage Corporation, a California corporation (the "Company"), and First Bank National Association, a national banking association ("First Bank"), as collateral agent for the Banks (as defined in the Credit Agreement) and FBS Business Finance Corporation (the "Lessor") (together with any successor collateral agent under the Pledge and Security Agreement referred to below, the "Agent"), and consistent with the terms of that certain Pledge and Security Agreement dated as of October 25, 1996 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Pledge and Security Agreement") between the Company and the Agent, the Company hereby creates and grants in favor of the Agent, for the benefit of the Banks and the Lessor, a security interest in and to the documents described in each Collateral Identification Letter and Loan Detail Listing attached to this Agreement to Pledge and all proceeds thereof.

          Capitalized terms used herein which are defined in the Credit Agreement or the Pledge and Security Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement or the Pledge and Security Agreement.

          The Company agrees to deliver the instruments and documents described in Section 4.02 of the Pledge and Security Agreement to the Agent within three or five Business Days following the date hereof, as provided in said Section
4.02. The Company further agrees to deliver the instruments and documents described in Section 4.03 of the Pledge and Security Agreement to the Agent within five Business Days after the Company's receipt of the Agent's written request therefor.

          The Company further agrees that the Agent does not assume any duty or responsibility in respect of any of the documents described in each attached Collateral Identification Letter, and that the Agent does not waive any right of possession to any of such documents for the failure to demand or receive such possession.

          The Company further agrees that this Agreement to Pledge shall be binding upon and inure to the benefit of the legal representatives, successors or assigns of the Company.

          The Company further agrees that all rights, interests, duties and liabilities arising hereunder shall be determined according to the laws of the State of Minnesota, without giving effect to conflict of laws principles thereof.


Dated as of  __________________, 199_.


                                              NEW CENTURY MORTGAGE
                                              CORPORATION


                                              By______________________________
                                               Its____________________________

                                                                    Attachment 2

                             FORM OF BAILEE LETTER
                [Letterhead of First Bank National Association]

                                    [Date]


[NAME OF CUSTODIAN], AS CUSTODIAN           {INCLUDE IF APPLICABLE
 FOR [NAME OF INVESTOR]                      ---------------------
[ADDRESS OF CUSTODIAN]

[NAME AND ADDRESS OF INVESTOR]              {INCLUDE IF NO CUSTODIAN
                                             -----------------------

          Re:  Mortgage Loan No(s).________
               Seller:  New Century Mortgage Corporation

Ladies/Gentlemen:

     Pursuant to the terms and conditions set forth below, we hereby deliver to [____________________, AS CUSTODIAN (IN SUCH CAPACITY, THE "CUSTODIAN") FOR] _____________________ (the "Investor"), with this letter, the original executed promissory note(s) (the "Note(s)") evidencing the mortgage loan(s) described on the schedule attached hereto (the "Loan(s)"). First Bank National Association, as collateral agent for certain lenders and a certain lessor (in such capacity, the "Agent") has a perfected first lien security interest in the Loan(s) for the benefit of such lenders and such lessor pursuant to a Pledge and Security Agreement between the Agent and the Seller. The Agent expressly retains and reserves all of its rights in the Loan(s), the Note(s) and all related security instruments, files, and documents (the "Loan Documents") until the Investor has paid the Agent the Warehouse Purchase Amount (as hereinafter defined) for the Loan(s) in accordance with this letter ("this Bailee Letter").

     By taking physical possession of this Bailee Letter, the Note(s) and the other Loan Documents, [THE INVESTOR] [THE CUSTODIAN] hereby agrees:

     (i) to hold in trust, as bailee for the Agent, the Note(s) and all other Loan Documents which it receives related to the Loan(s), until its status as bailee is terminated as set forth herein;

     (ii) not to release or deliver, or authorize the release or delivery of, the Note(s) or any other Loan Document to the Seller or any other entity or person or take any other action with respect to the Note(s) or any other Loan Document which release, delivery or other action could cause the security interest of the Agent to become unperfected or which could otherwise jeopardize the perfected security interest of the Agent in the Loan(s);

     (iii) in the case of any Note(s) that are endorsed in blank, not to complete such blank endorsements unless and until (A) the Loan(s) evidenced by such Note(s) have been accepted for purchase by the Investor and (B) the Warehouse Purchase Amount has been irrevocably paid to the Agent in accordance with the terms hereof;

     (iv) to return the Note(s) and any related Loan Documents immediately to the Agent (A) upon receipt of a written request by the Agent or (B) in the event that the Note(s) require completion and/or correction;

     (v) not to honor any requests or instructions from the Seller relating to any Note (other than for correction), or any other documents relating thereto (other than for correction or replacement thereof or to supplement such documents);

     (vi) promptly upon the Investor's acceptance or rejection of the Loan(s) for purchase, and in any event within forty-five (45) days after the date of delivery of this Bailee Letter, to either (A) remit the Warehouse Purchase Amount to the Agent or (b) return the Notes and any related Loan Documents to the Agent;

     (vii) to deliver, or to cause to be delivered, the Warehouse Purchase Amount or the Notes and related Loan Documents, as the case may be, only to the Agent pursuant to the terms set forth below and to honor a change in such terms only upon receipt of written instructions from the Agent; and

     (viii) that any interest it may have in the Loan(s), the Note(s) and/or the Loan Documents, including without limitation any claim of setoff it may at any time have, is subject to and subordinate to the security interest of the Agent in the Loan(s), the Note(s) and the other Loan Document(s) and that it will not exercise any right with respect to the Loan(s), the Note(s) or the other Loan Documents without the prior written consent of the Agent.

     Please note that should the Investor remit the Warehouse Purchase Amount to any other entity or person, the Agent will not consider the Warehouse Purchase Amount to have been paid and will not release its security interest or terminate the responsibilities of the [INVESTOR] [CUSTODIAN] as bailee for the Agent until the Warehouse Purchase Amount has been properly remitted to the Agent as set forth herein.

     The Agent agrees that its security interest in the Loan(s) shall be fully released and the responsibilities of the [INVESTOR] [CUSTODIAN] as bailee shall terminate upon the Investor's irrevocable payment to the Agent of an amount (the "Warehouse Purchase Amount") equal to the greater of (1) the purchase price for
                                          -------
the Loan(s) agreed to by the Investor and the Seller and (2) $_________, which is the aggregate collateral value assigned by the Agent to the Loan(s). All payments by the Investor shall be remitted via federal funds pursuant to the following wire transfer instructions:


     Receiving Bank:     First Bank National Association
     Address:            Minneapolis, Minnesota
     ABA Number:         0910-0002-2
     Account Name:       New Century Mortgage Corporation Collateral Account
     Account Number:     1731-0097-1378

     Note(s) and other Loan Documents which are to be returned to the Agent should be delivered, by overnight air courier, to:

                         First Bank National Association
                         Mortgage Banking Services Division
                         First Bank Place -MPFP0801
                         601 Second Avenue South
                         Minneapolis, Minnesota  55402-4302

     If you have any questions, please address your inquiries to Jeannine L. Coyne, Mortgage Banking Officer of the Agent, whose phone number is (612) 973-0571 or Edwin D. Jenkins, Vice President, whose phone number is (612) 973-0588.

     We request that you acknowledge receipt of this Bailee Letter by signing in the space provided at the foot of the enclosed counterpart hereof and returning it to the Agent at the address set forth above (but your failure to do so in no way nullifies your agreements resulting from your acceptance of the enclosed Note(s), as set forth in this Bailee Letter).

     In the event of any inconsistency between the provisions of this Bailee Letter and the provisions of any other instrument or document delivered by the Agent to the Investor [OR THE CUSTODIAN] with this letter or in connection with the Loan(s), including, without limitation, any "release" or similar document, the provisions of this Bailee Letter shall control.


                              FIRST BANK NATIONAL ASSOCIATION,
                              as Agent


                              By______________________________
                              Its_____________________________

Receipt acknowledged:

[__________________________________                    {INCLUDE IF NO CUSTODIAN
as Investor                                             -----------------------

By ________________________________
Title _____________________________
Date ______________________________]


[__________________________________                    {INCLUDE IF APPLICABLE
as Custodian                                            ---------------------

By ________________________________
Title _____________________________
Date ______________________________]

Enclosures

cc:  [NAME AND ADDRESS OF  {INCLUDE IF  LETTER IS ADDRESSED TO CUSTODIAN
                            --------------------------------------------
     INVESTOR]

                                                                 Attachment 3 to
                                                   Pledge and Security Agreement

                       COLLATERAL IDENTIFICATION LETTER

                                                           Date: _______________

First Bank National Association
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402
Attention:   Mortgage Banking Services Division
             MPFP0801

Ladies and Gentlemen:

     1. This Collateral Identification Letter is delivered in connection with the Pledge and Security Agreement dated as of October 25, 1996 between New Century Mortgage Corporation (the "Pledgor"), and First Bank National Association, as collateral agent for the Banks (as defined in the Credit Agreement) and FBS Business Finance Corporation (the "Lessor") (together with any successor collateral agent under the Pledge and Security Agreement, the "Agent") (as the said Agreement may be amended, restated, modified or supplemented and in effect from time to time, the "Pledge and Security Agreement"). Unless otherwise defined herein, capitalized terms used herein are as defined in the Credit Agreement dated as of October 25, 1996 between the Pledgor and the Agent.

     2. By this letter the Pledgor hereby (x) pledges to the Agent, for the benefit of the Banks and the Lessor, and grants to the Agent, for the benefit of the Banks and the Lessor, a security interest in the Mortgage Loan(s) described in the Loan Detail Listing attached hereto, (y) delivers to the Agent an Agreement to Pledge such Mortgage Loan(s), and (z) agrees to deliver to the Agent, within five Business Days following the date hereof, the instruments and documents described in Section 4.02 of the Pledge and Security Agreement.

     3. In connection with each such Mortgage Loan, the Pledgor hereby certifies that the Pledgor has not pledged or delivered, and will not, pledge or deliver, such Mortgage Loan, any assignment thereof, or other instrument, document or paper related thereto to any party other than the Agent, unless released to the Pledgor and then only pursuant to the terms of such release.

                                                 NEW CENTURY MORTGAGE
                                                 CORPORATION

                                                 By_____________________________
                                                        Authorized Signature

                                                                 Attachment 4 to
                                                   Pledge and Security Agreement

                       COLLATERAL IDENTIFICATION LETTER

                              LOAN DETAIL LISTING

                     DATE:  _______________________________


                                                                        Mortgagor             Principal
Loan Type                    Sub-Type/Term      Interest Rate    Loan#    Name    Note Date   Amount
---------                    -------------      -------------    -----    ----    ----------  ------------
A-                           Fixed Rate/15 yr.                                                (Face Amount
                                                                                              Amount of
B                            Fixed Rate/30 yr.                                                Note)
C                            ARM/1 yr.
C-                           Balloon/5 yr
Non-Conf.-
 Conv.

                Origination                 Collateral       Draft # or        Draft of Wire
Loan Type          Price                      Value         Wire Transfer      Dollar Amount
---------       -------------             -------------   ---------------   ----------------
A-              (Principal amt.           (Lower of cost
                less discount              market less 3%
B
C
C-
Non-Conf.-
 Conv.


          Sort Orders:  Primary sort by Wire or Draft
                        Within Wire or Draft sort by Loan Type
                        Within each like Loan Type sort by Sub-Type/Term of Loan
                                  (i.e. Fixed Rate 15 yr., Fixed Rate 25 yr.,
                                   Fixed Rate 30 yr.)
                        Within each like Sub-Type/Term of Loan sort by interest rate
                                  (i.e. 8.0%, 8.75%, 9.25%, 10.0%)

                                                   Attachment  5 to
                                                   Pledge and Security Agreement

To:     First Bank National Association
        Mortgage Banking Services
        601 Second Avenue South
        First Bank Place East - MPFP0801
        Minneapolis, Minnesota 55402-4302


From:   New Century Mortgage Corporation

Loan Type:  ________ A-         ________ Level Party        (100) ________ Six Months
            ________ B          ________ ARM's              (200) ________  1 year
            ________ C          ________ GEM's/ECM          (300) ________  3 years
            ________ C-         ________ GPM's              (400) ________  5 years
            ________ Jumbo      ________                    (500) ________  15 years
                                                            Other ________  20 years
                                                                  ________  20 years
                                                                  ________  25 years
                                                                  ________  30 years

The present status of this mortgage is certified to be:
       LOAN NUMBER                     ________________________
       MORTGAGOR NAME:                 ________________________
                                       (LAST NAME, first)

       PROPERTY ADDRESS:               ________________________
                                       ________________________


   Note       Principal      Origination               Collateral
   Date        Amount          Amount         %          Value            %
__________  ______________  ____________   _______    ____________     _______

__________  ______________  ____________   _______    ____________     _______

______________________________________________________________________________

In connection with the pledging of the above mortgage which is to be held by you as collateral, we submit the following instruments and facts:

_____      1.  Original Mortgage Note Endorsed in Blank
_____      2.  Certified Copy of Mortgage Deed or Deed or Trust
_____      3.  Assignment of Mortgage to First Bank National Association
_____      4.  Two Certified Copies of each Intervening Assignment
_____      5.  Certified Copy of the Power of Attorney (if applicable)
_____      6.  Takeout Commitment Information
           _________      Specific $________ from __________
                          Dated _____________  which is priced at ___________%
           _________      Blanket:  Loan conforms to ______________
                          Which has a weighted average price of _______  %
_____      7.  Takeout Commitment (if not previously delivered to the Bank)
_____      8.  Closing Instructions and Settlement Statement
_____      9.  Section 32 Compliance Documentation

We hereby certify that this loan is pledged to the Bank in accordance with the Credit Agreement between us and First Bank National Association. Capitalized terms used herein have the meanings ascribed thereto in said Credit Agreement.

We also certify that this loan is subject to a Take-Out Commitment, and that sufficient fire and extended insurance coverage is in effect and will be maintained on the property. All other documents pertaining to this loan will be held and maintained by us for the Bank.

All items delivered to a permanent investor will be delivered with a Bailee Letter to the permanent investor which requires remittance of payment to the Bank or return of the collateral to the Bank.

Date:__________________           NEW CENTURY MORTGAGE CORPORATION


                                  By________________________________________
                                  Title_____________________________________

                                                                 Attachment 6 to
                                                   Pledge and Security Agreement
                                 TRUST RECEIPT
                                 -------------

                        Temporary Release of Collateral

     The undersigned hereby acknowledges receipt this _________ day of _____________________________, 199__, from First Bank National Association (the
"Bank") of the following described property (hereinafter called "Collateral"):

     Loan #___________   Mortgagor Name:______________________________________

     The undersigned represents, warrants and agrees that:

     1. The undersigned has requested and obtained possession of the Collateral from the Bank for one of the purposes set forth below and for no other purpose:

     Correction of:___________________________________

     2. The Collateral and the proceeds thereof are and will remain subject to the security interest held by the Bank and the undersigned will keep the Collateral and any such proceeds segregated and identifiable and free and clear of all liens, charges and encumbrances.

     3. The Collateral will be redelivered to the Bank or its designee as soon as the purpose for which possession was taken has been accomplished, and in any event within twenty-one (21) days from the date of taking possession.

     4. In the event of any default in the performance of any term or condition of this Trust Receipt, all or any part of the indebtedness secured by the Collateral may be declared immediately due and payable without notice or demand.

     5.   Additional limitations, if any:

     The undersigned will transmit a Bailee Letter (as such term is defined in the Pledge and Security Agreement dated as of February 2, 1996 between the undersigned and the Bank) to the appropriate persons as required under said Pledge and Security Agreement.

                                        NEW CENTURY MORTGAGE CORPORATION


                                        By______________________________________

                                         Its____________________________________

                                                                       EXHIBIT E
                                                         TO AMENDED AND RESTATED
                                                             TO CREDIT AGREEMENT

                            FORMULA FOR DETERMINING
                         WAREHOUSING COLLATERAL VALUE
                         ----------------------------


          "Warehousing Collateral Value":  at the time of any determination as
           ----------------------------
it pertains to the following described types or kinds of assets which constitute Warehousing Collateral:

          (1) A Mortgage Loan the entire interest in which is owned by the Company and which is an Eligible Mortgage Loan covering a completed residential property, provided that such Mortgage Loan has been pre-approved for purchase
          --------
under a Take-Out Commitment and the aggregate available amount of such Take-Out Commitment is not less than the aggregate outstanding principal amount of Mortgage Loans pre-approved for delivery thereunder, and provided that at the time such Mortgage Loan was pledged under the Pledge and Security Agreement not more than 180 days had elapsed from the date such Mortgage Loan was closed: the lesser of: (i) ninety-seven percent (97%) of the purchase price under the Take-Out Commitment to which such Mortgage Loan has been assigned or, if such Mortgage Loan has not been so assigned, the weighted average purchase price for Mortgage Loans under Take-Out Commitments under which such Mortgage Loan has been pre-approved for delivery, (ii) ninety-seven percent (97%) of the unpaid principal amount of such Mortgage Loan, or (iii) at the election of the Agent, ninety-seven percent (97%) of the Fair Market Value of such Mortgage Loan.

          (2) Such other assets of the Company as the Company shall offer to the Agent and as the Agent shall accept in its sole discretion as Warehousing
Collateral: the amount of Warehousing Collateral Value which the Agent in its sole discretion assigns thereto.

          Notwithstanding the foregoing:

          (i) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans which have been closed and funded under Agreements to Pledge, and with respect to which the Bank has not received the instruments and documents described in paragraph 2 of the related Collateral Identification Letters, shall be not more than (a) during each Month-End Period, thirty percent of the Warehousing Commitment Amount and (b) at all other times, twenty percent of the Warehousing Commitment Amount;

          (ii) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with an original principal balance in excess of $207,000 shall not exceed fifty percent of the Warehousing Commitment Amount;

          (iii) the maximum aggregate Warehousing Collateral Value of all Mortgage

Loans with a Risk Rating of C- or C shall not exceed thirty-five percent of the Warehousing Commitment Amount; and

          (iv) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with a Risk Rating of C- shall not exceed fifteen percent of the Warehousing Commitment Amount.

          A Mortgage Loan, or Mortgage-backed Security issued in consideration of a Mortgage Loan, will be considered as having no Warehousing Collateral Value if, as to any such Mortgage Loan, any of the following events occur:

          (a) more than 120 days elapse from the date on which the Mortgage Note and other documents relating to such Mortgage Loan were delivered to the Bank in accordance with Section 4.01 or Section 4.02 of the Pledge and Security Agreement;

          (b) 21 or more days elapse from the date a document relating to such Mortgage Loan was delivered to the Company for correction in accordance with
Section 10.01 of the Pledge and Security Agreement and such document has not been returned to the Agent;

          (c) 45 or more days elapse from the date such Mortgage Loan was delivered to an Investor pursuant to Section 10.02 of the Pledge and Security Agreement for examination and purchase under a Take-Out Commitment and such Mortgage Loan has not been returned to the Agent;

          (d) more than one payment on such Mortgage Loan is delinquent, as reported on any Compliance/Borrowing Base Certificate delivered to the Bank pursuant to Section 4.01(c)(ii) of the Credit Agreement, such Mortgage Loan has been rescinded, cancelled or avoided, or such Mortgage Loan is subject to any rights of rescission, cancellation or avoidance or to any counterclaims, offsets or defenses, whether by operation of law or otherwise;

          (e) the Company fails to deliver any document relating to such Mortgage Loan within five Business Days after being requested to do so by the Bank pursuant to Section 4.03 of the Pledge and Security Agreement;

          (f) such Mortgage Loan was listed on a Loan Detail Listing delivered to the Bank with an Agreement to Pledge and a Collateral Identification Letter, and such Mortgage Loan shall not have closed on or before the close of business on the Business Day on which such Loan Detail Listing was delivered;

          (g) such Mortgage Loan was closed and funded with the proceeds of a Warehousing Loan under an Agreement to Pledge and the Company fails to deliver to the Bank, with respect to such Mortgage Loan, within five Business Days after the date of such

Agreement to Pledge, the documents referred to in Section 4.02 of the Pledge and Security Agreement;

          (h) the Agent does not have a perfected, first priority security interest in such Mortgage Loan; or

          (i) the Agent notifies the Company that in its reasonable opinion such Mortgage Loan is not marketable and will not be given Warehousing Collateral Value.

          As used in the foregoing definition of Warehousing Collateral Value and all defined terms used therein and in the following defined terms, all terms defined in the Credit Agreement are used as therein defined and, in addition, the following terms shall have the following respective meanings:

          "Agreement to Pledge":  as such term is defined in the Pledge and
           -------------------
Security Agreement.

          "Appraised Value":  with respect to an interest in real estate, the
           ---------------
then current fair market value thereof as of a recent date, as determined in accordance with accepted methods of appraising by a qualified appraiser who is a member of the American Institute of Real Estate Appraisers or other group of professional appraisers.

          "Collateral Identification Letter":  as such term is defined in the
           --------------------------------
Pledge and Security Agreement.

          "Eligible Mortgage Loan:  a closed-end Mortgage Loan secured by a
           ----------------------
First Mortgage or a Second Mortgage on improved real estate in an original principal amount not in excess of (a) in the case of Mortgage Loans secured by First Mortgages, 80% of the Appraised Value of such real estate, and (b) in the case of Mortgage Loans secured by Second Mortgages, 80% of the Appraised Value of such real estate minus the amount of the Mortgage Loan secured by the First Mortgage thereon, unless either (i) the amount of such Mortgage Loan in excess of the maximum set forth above is insured, or is subject to a commitment to be insured, by an insurer approved by the Agent, or (ii) the Agent, in its sole discretion, waives the requirement of mortgage insurance for a particular Mortgage Loan, provided such Mortgage Loan (A) satisfies the underwriting guidelines or other applicable standards of the Investor referenced in clause
(C) below for a Risk Rating of at least "C-", (B) has an original principal amount of not more than $600,000, (C) has been pre-approved by an Investor for purchase under a Take-Out Commitment, and (D) in the case of a Mortgage Loan secured by a Second Mortgage, is originated or acquired pursuant to a program, and contains terms, satisfactory to the Agent in its sole discretion.

          "Fair Market Value":  at any date with respect to any Mortgage Loan,
           -----------------
the bid price quoted in writing to the Agent as of the computation date by two nationally recognized dealers selected by the Agent who at the time are making a market in similar Mortgage

Loans, multiplied, in any case, by the outstanding principal amount thereof.

          "First Mortgage":  a Mortgage which is subject to no prior or superior
           --------------
mortgage.

          "Month-End Period":  the period beginning on the fifth to the last
           ----------------
Business Day of each month and ending on the fifth Business Day of the following month.

          "Risk Rating":  the risk rating of a Mortgage Loan, determined using
           -----------
the Underwriting Guidelines or other applicable standards of the Investor to which such Mortgage Loan is to be sold by the Company under a Take-Out Commitment previously issued to the Company by such Investor, provided such underwriting guidelines or other applicable standards comply with industry standards in the sole judgment of the Agent.

          "Second Mortgage":  a Mortgage which is subject to one prior or
           ---------------
superior Mortgage.

          "Take-Out Commitment":  a current, written commitment issued to the
           -------------------
Company by an Investor to purchase Mortgage Loans, at a definite price or yield, within a specified time period.

                                                        EXHIBIT F TO AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                            FORM OF PROMISSORY NOTE
                            -----------------------
                               (Warehousing Note)

                                                              October ____, 1996
$[_______]                                                Minneapolis, Minnesota



          FOR VALUE RECEIVED, NEW CENTURY MORTGAGE CORPORATION, a California corporation, hereby promises to pay to the order of [___________________] (the "Bank") at the main office of the Agent in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to), the principal sum of [___] MILLION AND NO/100 DOLLARS ($[_______]) or the aggregate unpaid principal amount of all Warehousing Loans made by the Bank pursuant to the Credit Agreement described below, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times as are specified in the Credit Agreement. Interest (computed on the basis of actual days elapsed and a year of 360 days) shall be payable at said office at the times specified in the Credit Agreement.

          Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

          This note is one of the Warehousing Notes referred to in the Amended and Restated Credit Agreement dated as of October 25, 1996, between the undersigned the Bank, the other banks party thereto and First Bank National Association, as Agent (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. This note is subject to certain mandatory and voluntary prepayments and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

          The undersigned hereby waives diligence, presentment, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind whatsoever. The nonexercise by the Bank of any of its rights hereunder or under the other Loan Documents in any particular instance shall not constitute a waiver thereof in any subsequent instance.

          This note is entitled to the benefit of the Guaranty, the Pledge and Security Agreement and the other Loan Documents.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO

CONFLICT OF LAWS PRINCIPLES THEREOF BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

          [Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit Agreement shall ever be construed to create a contract to pay to the Bank, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Bank to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason, interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid the Bank will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder. All interest paid shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period of the Company's credit relationship with the Bank until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the maximum rate of interest permitted by applicable law.]


                              NEW CENTURY MORTGAGE CORPORATION


                              By________________________________________________

                                  Its___________________________________________

                                                        EXHIBIT G TO AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


               Statement to be Included in Closing Instructions
               ------------------------------------------------
                    to Closing Agents for Wet Funded Loans
                    --------------------------------------


          "You are hereby notified that First Bank National Association, as agent for certain lenders and a certain lessor (in such capacity, the "Agent") has a security interest in the deed of trust or mortgage note, the deed of trust or mortgage and all other supporting documents for the above-referenced loan. Unless the Agent otherwise instructs you, (i) if the mortgage loan is not funded within one (1) business day after your receipt of funds from the Agent, said funds are to be resumed by you to: First Bank National Association, Minneapolis, Minnesota, ABA No. 0910-0002-2 for credit to our Collateral Account No. 1731-0097-1378, and (ii) all loan documents are to be resumed to us by the second business day after settlement."

                                                        EXHIBIT H TO AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                                 MATTERS TO BE
                       COVERED BY THE OPINION OF COUNSEL
                            TO THE COMPANY AND NCFC


     The opinions of Brad A. Morrice, counsel to NCFC and the Company, which are called for by Section 5.01(a)(x) of the Credit Agreement, shall be satisfactory in form and substance to the Agent and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Agent and counsel to the Agent:

     1. Each of NCFC and the Company (collectively, the "Transaction Parties" and each, individually, a "Transaction Party") has been duly incorporated, is a validly existing corporation and in good standing under the laws of its respective jurisdiction of incorporation, and has the requisite corporate power to own its respective properties and to conduct its respective businesses as currently conducted by it. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except in jurisdictions in which failure to be in good standing will not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

     2. The execution, delivery and performance by each Transaction Party of each Loan Document to which it is a party and the consummation of the transactions contemplated thereby are within the corporate powers of such Transaction Party, have been duly authorized by all necessary corporate action and do not, and the consummation of the transactions contemplated thereby and compliance by each Transaction Party with the applicable provisions thereof will not, conflict with, constitute a default under or violate (a) any of the terms, conditions or provisions of its Articles or Certificate of Incorporation or bylaws, (b) any of the terms, conditions or provisions of any document, agreement or other instrument which is known to me to which it is a party or by which it is bound, (c) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it and known to me, or (d) any statute, rule or regulation of any governmental authority binding on it.

     3. Each Loan Document to which either Transaction Party is a party has been duly executed and delivered by such Transaction Party and is the legal, valid and binding obligation of such Transaction Party enforceable against such Transaction Party in accordance with its terms, subject to limitations as to enforceability which might result from general equitable principles or bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally.

     4. No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution, delivery and performance by either Transaction Party of any Loan Document to which it is a party, the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby except for those which have already been obtained and are in full force and effect.

     5. The Pledge and Security Agreement creates a valid security interest in the Collateral described in Section 2 thereof, which security interest will secure the Obligations and the Lease Obligation. The financing statements to be filed under the Pledge and Security Agreement are in appropriate form for filing with the offices identified thereon. Assuming that such financing statements have been duly filed with said offices and that each Transaction Party which has executed and delivered said financing statements has rights in the collateral described therein, such financing statements shall perfect the security interests granted to the Agent, for the benefit of the Banks and FBS Business Finance Corporation, pursuant to the Pledge and Security Agreement to the extent such security interests may be perfected by filing financing statements under the Uniform Commercial Code.

     6. There has been created under the Pledge and Security Agreement a valid security interest in the Pledged Mortgage Loans (as defined therein). Assuming delivery to, and the continued possession by, the Agent of the Mortgage Notes relating to the Pledged Mortgage Loans, said security interests shall be perfected. The laws of certain jurisdictions may require the recordation of an assignment of each Mortgage in order to perfect a security interest in the Mortgage (as opposed to the Mortgage Note secured thereby). If the Agent does not record its assignment of the Mortgages in such jurisdictions, I express no opinion as to the Agent's perfected security interest in such Mortgages (as opposed to the Mortgage Notes secured thereby).

     7. To the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting either Transaction Party or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of any Loan Document, or (ii) if determined adversely to such Transaction Party, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of either Transaction Party or on the ability of either Transaction Party to perform its obligations under the Loan Documents.

                                                        EXHIBIT 1 TO AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                        FORM OF CERTIFICATE CONCERNING
                        BORROWER'S AUTHORIZED EMPLOYEES



     I, ______________________________, am the duly elected Secretary of New
Century Mortgage Corporation, a California corporation, and do hereby certify that the following officers and employees of said corporation are authorized to take the following action on behalf of said corporation:

                PERSONNEL AUTHORIZED TO SIGN (a) INSTRUMENTS OR
           (b) COLLATERAL CERTIFICATES, REPORTS AND DIRECTIONS AS TO
                   SHIPMENT OF COLLATERAL TO INVESTORS UNDER
              CREDIT AGREEMENT AND PLEDGE AND SECURITY AGREEMENT

                                                           Telephone
                                                           Number
                                                           (Area Code
     Name              Title          Signature            and Number)
     ----              -----          ---------            -----------

_______________  ________________  _________________  _____________________

_______________  ________________  _________________  _____________________

_______________  ________________  _________________  _____________________

_______________  ________________  _________________  _____________________

                PERSONNEL AUTHORIZED TO TELEPHONE INSTRUCTIONS
                      TO AGENT UNDER CREDIT AGREEMENT AND
                         PLEDGE AND SECURITY AGREEMENT


                                                           Telephone
                                                           Number
                                                           (Area Code
     Name              Title          Signature            and Number)
     ----              -----          ---------            -----------

_______________  ________________  _________________  _____________________

_______________  ________________  _________________  _____________________

_______________  ________________  _________________  _____________________

_______________  ________________  _________________  _____________________

                PERSONNEL AUTHORIZED TO AMEND SCHEDULES ANNEXED
                  TO ANY OF THE ITEMS SET FORTH IN (b) ABOVE


                                                           Telephone
                                                           Number
                                                           (Area Code
     Name              Title          Signature            and Number)
     ----              -----          ---------            -----------

 _______________   ________________  _______________     ________________

 _______________   ________________  _______________     ________________

 _______________   ________________  _______________     ________________

 _______________   ________________  _______________     ________________


SEND ADVICES AND  MAIL TO:

ATTN:____________________________


          IN WITNESS WHEREOF I have hereunder set my hand and the seal of the Corporation this ________ day of ___________199_.


                                   _________________________________________
                                   Title:

                         FIRST AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement") dated as of December 31, 1996 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), FIRST BANK NATIONAL ASSOCIATION, a national banking association, GUARANTY FEDERAL BANK, FSB ("GFB"), a federal savings bank, (First Bank, GFB and any other financial institutions which may hereafter become parties hereto being hereinafter referred to collectively as the "Banks" and individually as a "Bank"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Banks (in such capacity, together with any successor agents appointed hereunder, the "Agent").

          WITNESSETH THAT:

          WHEREAS, the Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of October 25, 1996 (the "Credit Agreement"), pursuant to which the Banks provided the Company with a revolving mortgage warehousing credit facility; and

          WHEREAS, the Company, the Banks and the Agent have agreed to amend the Credit Agreement upon the terms and conditions herein set forth.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Certain Defined Terms.  Each capitalized term used herein without
               ---------------------
being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

          2.   Amendment to Credit Agreement.  The Credit Agreement is amended
               -----------------------------
as follows:

     (a) Schedule 1.01(b) is amended in its entirety in the form of Schedule 1.01(b) hereto, which is made a part of the Credit Agreement as Schedule 1.01(b) thereto.

     (b) Exhibit E is amended in its entirety in the form of Exhibit E hereto, which is made a part of the Credit Agreement as Exhibit E thereto.

     (c) All references in the Credit Agreement and the other Loan Documents to GFB's "Warehousing Note" shall be deemed to be references to, and all references in the Credit Agreement and the other Loan Documents including GFB's Warehousing Notes shall be deemed to include, the restated Warehousing Note delivered by the Company to GFB pursuant to Section 3(d)(i) of this Amendment.

          3.   Conditions to Effectiveness of this Amendment.  This Amendment
               ---------------------------------------------
shall become effective when the Banks shall have received at least four (4) counterparts of this Amendment, duly executed by the Company and the Banks and acknowledged by New Century Financial Corporation ("NCFC"), provided the following conditions are satisfied:

          (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement and Section 5 of the Pledge and Security Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

          (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing under the Credit Agreement.

          (c) No material adverse change in the business, assets, financial condition or prospects of the Company shall have occurred since the Effective Date.

          (d) The following shall have been delivered to the Agent, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

               (i) a restated Warehousing Note payable to GFB in the principal amount of GFB's Warehousing Commitment Amount, as increased by this Amendment, in the form of Exhibit F hereto, duly executed by the Company;

               (ii) certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment;

               (iii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Banks;

               (iv) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment;

               (v) a favorable opinion of Brad A. Morrice, counsel to the Company and NCFC, addressed to the Banks, as to the matters and to the effect set forth on Exhibit H hereto; and

               (vi) such other documents, instruments, opinions and approvals as the Banks may reasonably request.

          4.   Acknowledgments.  The Company and the Banks each acknowledges
               ---------------
that, as amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Banks, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement, as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company further represents and warrants that (i) the execution, delivery and performance of this Amendment by the Company is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally) and
(iii) no Events of Default or Unmatured Events of Default exist.

          5.   General.
               -------

          (a) The Company agrees to reimburse the Banks upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Banks in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Company, the Banks and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the successors and assigns of the Banks.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed as of the day and year first above written.


                         NEW CENTURY MORTGAGE CORPORATION


                         By        /s/  Brad A. Morrice
                              -----------------------------------
                              Its       CEO
                                    -----------------------------


                         FIRST BANK NATIONAL ASSOCIATION


                         By        /s/  Edwin D. Jenkins
                              -----------------------------------
                              Its     Vice President
                                    -----------------------------


                         GUARANTY FEDERAL BANK, FSB


                         By        /s/
                              -----------------------------------
                              Its       Assistant Vice President
                                     ----------------------------

          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION., HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE AMENDED AND RESTATED GUARANTY DATED AS OF OCTOBER 25, 1996 (THE "GUARANTY") BY THE UNDERSIGNED TO FIRST BANK NATIONAL ASSOCIATION AND GUARANTY FEDERAL BANK, F.S.B., SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN
SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                                        NEW CENTURY FINANCIAL CORPORATION


                                        By

                                            Its

EXHIBITS

E         Formula for Determining Warehousing Collateral Value

F         Form of Warehousing Note

H         Matters to be Covered by Opinion of Counsel to the Company and NCFC

SCHEDULES


1.01(b)   Warehousing Commitment Amounts

                                SCHEDULE 1.01(b)


                                BANK COMMITMENTS
                                ----------------

                                     Warehousing
Bank                                 Commitment
----                               ----------------
First Bank
 National Association                  $30,000,000

Guaranty Federal Bank,
 F.S.B.                                $25,000,000

                                                                       EXHIBIT E
                                                   TO FIRST AMENDMENT TO AMENDED
                                                   AND RESTATED CREDIT AGREEMENT

                            FORMULA FOR DETERMINING
                         WAREHOUSING COLLATERAL VALUE
                         ----------------------------


          "Warehousing Collateral Value": at the time of any determination as it
           ----------------------------
pertains to the following described types or kinds of assets which constitute Warehousing Collateral:

          (1) A Mortgage Loan the entire interest in which is owned by the Company and which is an Eligible Mortgage Loan covering a completed residential property, provided that such Mortgage Loan has been pre-approved for purchase
          --------
under a Take-Out Commitment and the aggregate available amount of such TakeOut Commitment is not less than the aggregate outstanding principal amount of Mortgage Loans pre-approved for delivery thereunder, and provided that at the time such Mortgage Loan was pledged under the Pledge and Security Agreement not more than 180 days had elapsed from the date such Mortgage Loan was closed: the lesser of: (i) ninety-seven percent (97%) of the purchase price under the Take-Out Commitment to which such Mortgage Loan has been assigned or, if such Mortgage Loan has not been so assigned, the weighted average purchase price for Mortgage Loans under Take-Out Commitments under which such Mortgage Loan has been pre-approved for delivery, (ii) ninety-seven percent (97%) of the unpaid principal amount of such Mortgage Loan, or (iii) at the election of the Agent, ninety-seven percent (97%) of the Fair Market Value of such Mortgage Loan.

          (2) Such other assets of the Company as the Company shall offer to the Agent and as the Agent shall accept in its sole discretion as Warehousing
Collateral: the amount of Warehousing Collateral Value which the Agent in its sole discretion assigns thereto.

          Notwithstanding the foregoing:

          (i) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans which have been closed and funded under Agreements to Pledge, and with respect to which the Agent has not received the instruments and documents described in paragraph 2 of the related Collateral Identification Letters, shall be not more than (a) during each Month-End Period, fifty percent of the Warehousing Commitment Amount and (b) at all other times, twenty-five percent of the Warehousing Commitment Amount;

          (ii) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with an original principal balance in excess of $207,000 shall not exceed fifty percent of the Warehousing Commitment Amount;

          (iii) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with a Risk Rating of C- or C shall not exceed thirty-five percent of the Warehousing

Commitment Amount; and

          (iv) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with a Risk Rating of C- shall not exceed fifteen percent of the Warehousing Commitment Amount.

          A Mortgage Loan, or Mortgage-backed Security issued in consideration of a Mortgage Loan, will be considered as having no Warehousing Collateral Value if, as to any such Mortgage Loan, any of the following events occur:

          (a) more than 90 days elapse from the date on which the Mortgage Note and other documents relating to such Mortgage Loan were delivered to the Bank in accordance with Sections 4.01 and 4.02 of the Pledge and Security Agreement;

          (b) 21 or more days elapse from the date a document relating to such Mortgage Loan was delivered to the Company for correction in accordance with
Section 10.01 of the Pledge and Security Agreement and such document has not been returned to the Agent;

          (c) 45 or more days elapse from the date such Mortgage Loan was delivered to an Investor pursuant to Section 10.02 of the Pledge and Security Agreement for examination and purchase under a Take-Out Commitment and such Mortgage Loan has not been returned to the Agent;

          (d) more than one payment on such Mortgage Loan is delinquent, as reported on any Compliance/Borrowing Base Certificate delivered to each Bank pursuant to Section 4.01(c)(ii) of the Credit Agreement, such Mortgage Loan has been rescinded, cancelled or avoided, or such Mortgage Loan is subject to any rights of rescission, cancellation or avoidance or to any counterclaims, offsets or defenses, whether by operation of law or otherwise;

          (e) the Company fails to deliver any document relating to such Mortgage Loan within five Business Days after being requested to do so by the Agent pursuant to Section 4.03 of the Pledge and Security Agreement;

          (f) such Mortgage Loan was listed on a Loan Detail Listing delivered to the Agent with an Agreement to Pledge and a Collateral Identification Letter, and such Mortgage Loan shall not have closed on or before the close of business on the Business Day on which such Loan Detail Listing was delivered;

          (g) such Mortgage Loan was closed and funded with the proceeds of a Warehousing Loan under an Agreement to Pledge and the Company fails to deliver to the Agent, with respect to such Mortgage Loan, within five Business Days after the date of such Agreement to Pledge, the documents referred to in Section
4.02 of the Pledge and Security Agreement;

          (h) the Agent, for the benefit of the Banks, does not have a perfected, first priority security interest in such Mortgage Loan; or

          (i) the Agent notifies the Company that in its reasonable opinion such Mortgage Loan is not marketable and will not be given Warehousing Collateral Value.

          As used in the foregoing definition of Warehousing Collateral Value and all defined terms used therein and in the following defined terms, all terms defined in the Credit Agreement are used as therein defined and, in addition, the following terms shall have the following respective meanings:

          "Acquisition Cost": means, with respect to any Mortgage Loan, the cash
           ----------------
purchase price paid by the Company to any unaffiliated Person to acquire such Mortgage Loan.

          "Agreement to Pledge": as such term is defined in the Pledge and
           -------------------
Security Agreement.

          "Appraised Value": with respect to an interest in real estate, the
           ---------------
then current fair market value thereof as of a recent date, as determined in accordance with accepted methods of appraising by a qualified appraiser who is a member of the American Institute of Real Estate Appraisers or other group of professional appraisers.

          "Collateral Identification Letter": as such term is defined in the
           --------------------------------
Pledge and Security Agreement.

          "Eligible Mortgage Loan: a closed-end Mortgage Loan secured by a First
           -----------------------
Mortgage or a Second Mortgage on improved real estate in an original principal amount not in excess of (a) in the case of Mortgage Loans secured by First Mortgages, 80% of the Appraised Value of such real estate, and (b) in the case of Mortgage Loans secured by Second Mortgages, 80% of the Appraised Value of such real estate minus the amount of the Mortgage Loan secured by the First Mortgage thereon, unless either (i) the amount of such Mortgage Loan in excess of the maximum set forth above is insured, or is subject to a commitment to be insured, by an insurer approved by the Agent, or (ii) the Agent, in its sole discretion, waives the requirement of mortgage insurance for a particular Mortgage Loan, provided such Mortgage Loan (A) satisfies the underwriting guidelines or other applicable standards of the Investor referenced in clause
(C) below for a Risk Rating of at least "C-", (B) has an original principal amount of not more than $600,000, (C) has been pre-approved by an Investor for purchase under a Take-Out Commitment, and (D) in the case of a Mortgage Loan secured by a Second Mortgage, is originated or acquired pursuant to a program and contains terms, satisfactory to the Agent in its sole discretion.

          "Fair Market Value": at any date with respect to any Mortgage Loan,
           -----------------
the bid price quoted in writing to the Agent as of the computation date by two nationally recognized dealers selected by the Agent who at the time are making a market in similar Mortgage Loans, multiplied, in any case, by the outstanding principal amount thereof.

          "First Mortgage": a Mortgage which is subject to no prior or superior
           --------------
mortgage.

          "Month-End Period": the period beginning on the third to the last
           ----------------
Business Day of each month and ending on the third Business Day of the following month.

          "Risk Rating": the risk rating of a Mortgage Loan, determined using
           -----------
the Underwriting Guidelines or other applicable standards of the Investor to which such Mortgage Loan is to be sold by the Company under a Take-Out Commitment previously issued to the Company by such Investor, provided such underwriting guidelines or other applicable standards comply with industry standards in the sole judgment of the Agent.

          "Second Mortgage": a Mortgage which is subject to one prior or
           ---------------
superior Mortgage.

          "Take-Out Commitment": a current, written commitment issued to the
           -------------------
Company by an Investor to purchase Mortgage Loans, at a definite price or yield, within a specified time period.

                                                                       EXHIBIT F
                                                   TO FIRST AMENDMENT TO AMENDED
                                                   AND RESTATED CREDIT AGREEMENT


                            FORM OF PROMISSORY NOTE
                            -----------------------
                              (Warehousing Note)

                                                              December ____,1996
$____________       Minneapolis, Minnesota




          FOR VALUE RECEIVED, NEW CENTURY MORTGAGE CORPORATION, a California corporation, hereby promises to pay to the order of ___________________ (the "Bank") at the main office of the Agent in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to), the principal sum of ___ MILLION AND NO/100 DOLLARS ($_______) or the aggregate unpaid principal amount of all Warehousing Loans made by the Bank pursuant to the Credit Agreement described below, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times as are specified in the Credit Agreement. Interest (computed on the basis of actual days elapsed and a year of 360 days) shall be payable at said office at the times specified in the Credit Agreement.

          Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

          This note is one of the Warehousing Notes referred to in the Amended and Restated Credit Agreement dated as of October 25, 1996, between the undersigned the Bank, the other banks party thereto and First Bank National Association, as Agent (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. This note is subject to certain mandatory and voluntary prepayments and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

          The undersigned hereby waives diligence, presentment, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind whatsoever. The nonexercise by the Bank of any of its rights hereunder or under the other Loan Documents in any particular instance shall not constitute a waiver thereof in any subsequent instance.

          This note is entitled to the benefit of the Guaranty, the Pledge and Security Agreement and the other Loan Documents.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

          Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit Agreement shall ever be construed to create a contract to pay to the Bank, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Bank to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason, interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid the Bank will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder. All interest paid shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period of the Company's credit relationship with the Bank until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the maximum rate of interest permitted by applicable law.

          This note amends and restates in its entirety an existing promissory note dated October 25, 1996 in the original principal amount of $______ issued by New Century Mortgage Corporation to the order of the Bank (the "Prior Note"). It is expressly intended, understood and agreed that all amounts outstanding under said Prior Note as of the date hereof shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned's obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this note.

                                                NEW CENTURY MORTGAGE CORPORATION


By


Its

                                                                       EXHIBIT H
                                                   TO FIRST AMENDMENT TO AMENDED
                                                   AND RESTATED CREDIT AGREEMENT

                                 MATTERS TO BE
                       COVERED BY THE OPINION OF COUNSEL
                            TO THE COMPANY AND NCFC


     The opinions of Brad A. Morrice, counsel to NCFC and the Company, which are called for by Section 3(d)(v) of the First Amendment to Credit Agreement, shall be satisfactory in form and substance to the Agent and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Agent and counsel to the Agent:

     1. Each of NCFC and the Company (collectively, the "Transaction Parties" and each, individually, a "Transaction Party") has been duly incorporated, is a validly existing corporation and in good standing under the laws of its respective jurisdiction of incorporation, and has the requisite corporate power to own its respective properties and to conduct its respective businesses as currently conducted by it. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except in jurisdictions in which failure to be in good standing will not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

     2. The execution, delivery and performance by the Company, and the acknowledgment by NCFC, of the First Amendment, the execution, delivery and performance by the Company of the restated Warehousing Note payable to GFB (the "New Note") by the Company, and the consummation of the transactions contemplated thereby are within the corporate powers of each Transaction Party, have been duly authorized by all necessary corporate action and do not, and the consummation of the transactions contemplated thereby and compliance by each Transaction Party with the applicable provisions thereof will not, conflict with, constitute a default under or violate (a) any of the terms, conditions or provisions of its Articles or Certificate of Incorporation or bylaws, (b)any of the terms, conditions or provisions of any document, agreement or other instrument which is known to me to which it is a party or by which it is bound,
(c)any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it and known to me, or (d) any statute, rule or regulation of any governmental authority binding on it.

     3. The First Amendment and the New Note have been duly executed and delivered by the Company. The Credit Agreement, as amended by the First Amendment, and the New Note are the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, and other giving effect to the First Amendment and the New Note, the Guaranty will remain the legal, valid and binding obligation of NCFC enforceable against NCFC in accordance with its terms, in each case subject to limitations as to enforceability which might result from general equitable principles or bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally.

     4. No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution, delivery and performance or acknowledgment by either Transaction Party of the First Amendment or the New Note, the validity or enforceability of the First Amendment or the New Note or the consummation of the transactions contemplated thereby except for those which have already been obtained and are in full force and effect.

     5. To the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting either Transaction Party or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of any Loan Document, or (ii) if determined adversely to such Transaction Party, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of either Transaction Party or on the ability of either Transaction Party to perform its obligations under the Loan Documents.

                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of April 16, 1997 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), FIRST BANK NATIONAL ASSOCIATION, a national banking association ("First Bank"), GUARANTY FEDERAL BANK, FSB, a federal savings bank ("GFB"), (First Bank, GFB and any other financial institutions which may hereafter become parties hereto being hereinafter referred to collectively as the "Banks" and individually as a "Bank"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Banks (in such capacity, together with any successor agents appointed hereunder, the "Agent"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

     WITNESSETH THAT:

     WHEREAS, the Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of October 25, 1996, as amended by a First Amendment dated as of December 31, 1996, by a Second Amendment dated as of March 14, 1997, and by a Third Amendment dated as of March 28, 1997 (as so amended, the "Credit Agreement"), pursuant to which the Banks provided the Company with revolving mortgage warehousing and working capital credit facilities; and

     WHEREAS, the Company and the Banks have agreed to amend the Credit Agreement upon the terms and conditions herein set forth.

     NOW THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Banks agree as follows:

                 ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

     1.1  Amendments to Definitions.  Article I of the Credit Agreement is
          -------------------------
amended as follows:

               (a) The following definitions set forth in Section 1.01 are amended in their entirety as follows:

                   "Warehousing Termination Date": the earliest of (a) May 31,
                    ----------------------------
               1998, (b) the date on which the Warehousing Commitments are terminated or reduced to zero pursuant to Section 2.01(e), or (c) the date on which the Warehousing Commitments are terminated pursuant to Section 6.02.

                   "Working Capital Commitment":  as to First Bank, its
                    --------------------------
               obligations to (a) make Working Capital Loans pursuant to Section 2.01(A)(a), and (b) issue Letters of Credit upon the request of the Company in an aggregate principal amount outstanding not to exceed $1,250,000, upon the terms and subject to the conditions and limitations of this Agreement, in an aggregate amount not to exceed the Working Capital Commitment Amount.

                   "Working Capital Termination Date":  the earliest of
                    --------------------------------
               (a) May 31, 1998, (b) the date on which the Working Capital Commitments are terminated or reduced to zero pursuant to Section 2.01(e) or (c) the date on which the Working Capital Commitments are terminated pursuant to Section 6.02.

               (b) The following new definitions are added to Section 1.01 in the appropriate alphabetical order:

                   "Holding Account":  a deposit account belonging to
                    ---------------
               First Bank into which the Company may be required to make deposits pursuant to the provisions of this Agreement, such account to be under the sole dominion and control of First Bank and not subject to withdrawal by the Company, with any amounts therein to be held for application toward payment of (i) any outstanding Letters of Credit when drawn upon or (ii) other obligations of the Company to First Bank.

                   "Letter of Credit":  an irrevocable letter of credit, in
                    ----------------
               form and substance satisfactory to First Bank, issued by First Bank pursuant to this Agreement for the account of the Company.

                   "Letter of Credit Fee":  as defined in Section 2.07(g).
                    --------------------

                   "Letter of Credit Obligations":  as of any date of
                    ----------------------------
               determination, the sum of (a) the aggregate face amount of Letters of Credit outstanding on such date and (b) the aggregate amount of Unpaid Drawings on such date.

                   "Unpaid Drawing":  as defined in Section 2.07(d).
                    --------------

     1.2  Amendments to Terms of Lending.  Article II of the Credit Agreement is
          ------------------------------
amended as follows:

               (a) Section 2.01A(a) is amended in its entirety to read as follows:

               (a)  Working Capital Credit Commitment.    Upon the terms and
                    ---------------------------------
          subject to the conditions of this Agreement, during the period beginning on the Effective Date and ending on the Working Capital Termination Date, First Bank agrees to lend (and after repayment, to relend) to the Company, at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to First Bank's Working Capital Commitment Amount; provided, that First Bank shall not be obligated to make any Working
          --------
          Capital Loan under the Working Capital Commitment if the sum of the aggregate principal amount of Working Capital Loans which would be outstanding as a result of making such Working Capital Loan, plus
                                                                       ----
          Letter of Credit Obligations, would exceed the Working Capital Commitment Amount.

          (b) Section 2.01A(c) is amended in its entirety to read as follows:

              (c)   Working Capital Note.  Working Capital Loans made by First
                    --------------------
          Bank shall be evidenced by the Company's promissory note in the form of Exhibit F-1 to the Second Amendment hereto (together with any promissory note subsequently executed and delivered by the Company to evidence First Bank's Working Capital Loans, the "Working Capital Note"), which shall be made payable to the order of First Bank in an amount equal to First Bank's Working Capital Commitment Amount and shall mature on the Working Capital Termination Date. The sum of (i) the aggregate amount of all Working Capital Loans made by First Bank under its Working Capital Commitment, plus (ii) the aggregate amount
                                                ----
          of Unpaid Drawings on such date, minus (iii) all repayments of
                                           -----
          principal thereof shall be the principal amount owing and unpaid on the Working Capital Note. The principal amount of each Working Capital Loan made by First Bank and each Unpaid Drawing, and all principal payments and prepayments thereof, may be noted by First Bank on a schedule attached to the Working Capital Note and shall be entered by First Bank on its ledgers and computer records. The failure of First Bank to make such notations or entries shall not affect the obligations of the Company under such Working Capital Note in respect of such Working Capital Loans and Unpaid Drawings. The entries made by First Bank on its ledgers and computer records and any notations made by First Bank on any such schedule annexed to First Bank's Working Capital Note and/or on its ledgers and computer records shall be presumed to be accurate until the contrary is established.

     (c) Section 2.01A(e)(i) is amended in its entirety as follows:

               (e)   Termination and Reduction of the Working Capital
                     ------------------------------------------------
               Commitment.
               ----------

                    (i) The Company may, at any time, upon not less than thirty days' prior written notice to First Bank, reduce the aggregate Working Capital Commitment Amount, with any such reduction in a minimum amount of $500,000, or, if more, in an integral multiple of $1,000,000 in excess thereof; provided, that the Company may not reduce the Working Capital Commitment Amount below the aggregate principal amount of outstanding Working Capital Loans plus any Letter of Credit Obligations. The Company may, upon not
               ----
               less than thirty days' prior written notice to First Bank, terminate the Working Capital Commitment in its entirety. Upon termination of the Working Capital Commitment pursuant to this Section, the Company shall pay to First Bank the aggregate amount of all outstanding Working Capital Loans and Unpaid Drawings, all accrued and unpaid interest thereon, any unpaid fees accrued to the date of such termination and all other unpaid obligations of the Company to First Bank in respect of its Working Capital Commitments and Letters of Credit hereunder, and shall deposit into the Holding Account an amount equal to the aggregate face amount of Letters of Credit outstanding on such date.

               (d) Article II of the Credit Agreement is further amended to add a new Section 2.07 thereto as follows:

               Section 2.07  Letters of Credit.
                             -----------------

                         (a)  Letters of Credit.  Upon the terms and subject to
                              -----------------
               the conditions of this Agreement, First Bank agrees to issue Letters of Credit for the account of the Company; provided that
                                                                 --------
               First Bank shall be under no obligation to issue any Letter of Credit if, after giving effect to such issuance, the Company's Letter of Credit Obligations would exceed $1,250,000 or if the sum of the aggregate principal amount of Working Capital Loans outstanding plus the Company's Letter of Credit Obligations would exceed the Working Capital Commitment Amount.

                         (b)  Procedures for Letter of Credit.  The request for
                              -------------------------------
               a Letter of Credit shall be made by the Company in writing, by facsimile transmission or electronic conveyance received by First Bank by 2:00 p.m., Minneapolis time, on a Business Day which is not less than one Business Day preceding the requested date of issuance (which shall also be a Business Day). The request for a Letter of Credit shall be deemed a representation by the Company that on the date of issuance of such Letter of Credit, after giving effect to the issuance of such Letter of Credit, the conditions precedent set forth in Section 5.02 have been and will be satisfied. Such requests shall be made substantially in the form then used by First Bank for Letter of Credit applications.

                         (c)  Terms of Letter of Credit.  Letters of Credit
                              -------------------------
               issued hereunder shall expire no later than the Working Capital Commitment Termination Date. Letters of Credit shall be issued in support of obligations of the Borrower, other than obligations relating to the borrowing of money or obtaining other financing, incurred in the ordinary course of business. No Letter of Credit may have a term longer than 12 months.

                         (d)  Agreement to Repay Letter of Credit Drawings.  If
                              --------------------------------------------
               First Bank has decided that it will pay a drawing on the Letter of Credit, it will notify the Company of that fact; provided,
                                                                   --------
               that the failure of First Bank to provide such notice prior to the payment of such drawing, shall in no way limit or reduce the obligations of the Company hereunder. The Company shall reimburse First Bank by 9:30 a.m. (Minneapolis time) on the day on which such drawing is to be paid in Immediately Available Funds in an amount equal to the amount of such drawing. Any amount by which the Company has failed to reimburse First Bank for the full amount of such drawing by 10:00 a.m. on the date on which First Bank in its notice indicated that it would pay such drawing, until reimbursed from the proceeds of Working Capital Loans pursuant to Section 2.07(f) or out of funds available in
                                 ---------------
               the Holding Account, is an "Unpaid Drawing."

                         (e)  Obligation Absolute.  The obligation of the
                              -------------------
               Company under Section 2.07(d) to repay First Bank for any amount
                             ---------------
               drawn on the Letter of Credit and to repay First Bank for any Working Capital Loans made under Section 2.07(f) to cover Unpaid
                                                ---------------
               Drawings shall be absolute, unconditional and irrevocable, shall continue for so long as the Letter of Credit is outstanding notwithstanding any termination of this Agreement, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                              (i) Any lack of validity or enforceability of the Letter of Credit;

                              (ii) The existence of any claim, setoff, defense or other right which the Company may have or claim at any time against any beneficiary, transferee or holder of the Letter of Credit (or any Person for whom any such beneficiary, transferee or holder may be acting), First Bank or any other Person, whether in connection with the Letter of Credit, this Agreement, the transactions contemplated hereby, or any unrelated transaction; or

                              (iii)  Any statement or any other document
                    presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever.

               Neither First Bank nor its officers, directors or employees shall be liable or responsible for, and the obligations of the Company to First Bank shall not be impaired by:

                              (A) The use which may be made of the Letter of Credit or for any acts or omissions of any beneficiary, transferee or holder thereof in connection therewith;

                              (B) The validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents or endorsements should, in fact, prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                              (C) The acceptance by First Bank of documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; or

                              (D) Any other circumstances whatsoever in making or failing to make payment under the Letter of Credit if in good faith and in conformity with U.S. or foreign laws applicable thereto.

               Notwithstanding the foregoing, the Company shall have a claim against First Bank, and First Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which the Company proves were caused by First Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms thereof.

                         (f)  Advances to Cover Unpaid Drawings.  Whenever any
                              ---------------------------------
               Unpaid Drawing exists for which there are not then funds in the Holding Account to cover the same, First Bank is authorized (and the Company does here so authorize First Bank) to, and First Bank in its sole discretion may, make a Working Capital Loan to the Company in an amount equal to the amount of the Unpaid Drawing. First Bank shall apply the proceeds of such Working Capital Loan directly to reimburse itself for such Unpaid Drawing. If at the time First Bank makes a Working Capital Loan pursuant to the provisions of this Section, the conditions precedent specified in
               Section 5.02 shall not have been satisfied, or if at any time any Unpaid Drawings remain unpaid, the Company shall pay to First Bank interest on the funds so advanced and/or on such Unpaid Drawing, as the case may be, at a floating rate per annum equal to the sum of the Reference Rate, plus two percent (2.00%).
                                                 ----

                         (g)  Letter of Credit Fees.  For each Letter of Credit
                              ---------------------
               issued, the Company shall pay to First Bank in advance payable on the date of issuance, a fee (a "Letter of Credit Fee") in an amount determined by applying a per annum rate of two percent (2%) to the original face amount of the Letter of Credit for the period from the date of issuance to the scheduled expiration date of such Letter of Credit. In addition to the Letter of Credit Fee, the Company shall pay to First Bank, on demand, all issuance, amendment, drawing and other fees regularly charged by First Bank to its letter of credit customers and all out-of-pocket expenses incurred by First Bank in connection with the issuance, amendment, administration or payment of any Letter of Credit.

                         (h)  Increased Cost for Letters of Credit.  If any
                              ------------------------------------
               Regulatory Change shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by First Bank, or (b) shall impose on First Bank any other conditions affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to First Bank of issuing or maintaining any Letter of Credit, or reduce the amount of any sum received or receivable by First Bank hereunder, then, upon demand (which demand shall be given by First Bank promptly after it determines such increased cost or reduction), the Company shall pay to First Bank the additional amount or amounts as will compensate First Bank for such increased cost or reduction. A certificate submitted to the Company by First Bank setting forth the basis for the determination of such additional amount or amounts necessary to compensate First Bank as aforesaid shall be conclusive and binding on the Company absent error.

     1.3  Amendments to Representations and Warranties.  Section 3.07 of the
          --------------------------------------------
Credit Agreement is amended as follows:

                    3.07  Use of Proceeds.  All proceeds of the Warehousing
                          ---------------
          Loans will be used only in accordance with Section 2.01(h), all proceeds of Working Capital Loans will be used only in accordance with
          Section 2.01A(g) and all proceeds of Letters of Credit will only be used in accordance with Section 2.07(c). No part of the proceeds of the Warehousing Loans, the Swingline Loans, the Working Capital Loans or the Letters of Credit will be used by the Company to purchase or carry any margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (or any successor thereto)) or to extend credit to any other Person for the purpose of purchasing or carrying any margin stock.

     1.4  Amendments to Covenants.  Article IV of the Credit Agreement is
          -----------------------
amended as follows:

          (a) The introductory sentence to Article IV is amended in its entirety to read as follows:

               So long as the Commitments are in effect and thereafter so long as any Obligation or any Letter of Credit Obligation shall remain unpaid, or any Letter of Credit shall remain outstanding, the Company covenants that, unless the Bank shall otherwise consent in writing, it will perform all the covenants set forth in this Section 4.

               (b) Section 4.08(a) is amended in its entirety as follows:

                         (a)  the Obligations and the Letter of Credit
               Obligations;

     1.5  Amendments to Conditions Precedent.  Section 5.02 of the Credit
          ----------------------------------
Agreement is amended in its entirety as follows:

                    5.02  Conditions Precedent to all Loans.  The obligation of
                          ---------------------------------
               each Bank to make each Loan (including the initial Loan), or, as to First Bank, to issue Letters of Credit, is subject to the satisfaction of each and every of the following additional conditions:

                         (a) the Agent shall have received a timely and properly
               completed notice under Section 2.01(c) or Section 2.01A(b) or a request for a Letter of Credit under Section 2.07(b), as the case may be;

                         (b) there shall not have been any Regulatory Change
               after the Signing Date which would render the transactions contemplated hereby unlawful or which would impose a cost on or increase the cost to such Bank for making or maintaining its Loans or issuing the requested Letter of Credit or which would reduce any amount payable to such Bank under this Agreement or its Note or Notes;

                         (c) no Event of Default or Unmatured Event of Default
               shall have occurred and be continuing or will exist upon making the requested Loan or issuing the requested Letter of Credit;

                         (d) all the representations and warranties set forth in
               Section 3 of this Agreement, in Section 5 of the Pledge and Security Agreement and in Section 15 of the Guaranty shall be true and correct in all material respects as though made on and as of the applicable Borrowing Date or the date of the issuance of the requested Letter of Credit, as the case may be;

                         (e) no material adverse change in, or development
               likely to have a material adverse effect on, the business, operations, prospects, assets or condition (financial or otherwise) of NCFC or the Company shall have occurred and no occurrence or event which is likely to have a material adverse effect on the rights and remedies of the Banks or the ability of NCFC or the Company to perform their respective obligations to the Banks shall have occurred; and

                         (f) the requested Loan is permitted under Section 2.01
               or Section 2.01A or the requested Letter of Credit is permitted under Section 2.07, as the case may be.

     1.6  Amendment to Defaults and Remedies.  Section 6.02 of the Credit
          ----------------------------------
Agreement is amended to read as follows:

                    6.02  Remedies.  If (a) any Event of Default described in
                          --------
          Section 6.01(f), (g) or (h) shall occur, the Commitments shall automatically terminate and the Obligations and Unpaid Drawings shall automatically become immediately due and payable, and the Borrower shall without demand pay into the Holding Account an amount equal to the aggregate face amount of all outstanding Letters of Credit, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived, anything in this Agreement or any other Loan Document to the contrary notwithstanding, and thereafter the Required Banks may direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents; or (b) any other Event of Default shall occur and be continuing, then, the Required Banks may do any or all of the following: (i) declare the Commitments terminated, whereupon the Commitments shall be terminated,
          (ii) declare the Obligations and Unpaid Drawings to be forthwith due and payable, whereupon the Obligations and Unpaid Drawings shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding, (iii) demand that the Borrower pay into the Holding Account an amount equal to the aggregate face amount of all outstanding Letters of Credit, and (iv) direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents.

     1.7  Amendment to Miscellaneous.  Sections 7.10 and 7.11 of the Credit
          --------------------------
Agreement are amended to read as follows:

                    7.10  Payments.  All payments of principal of the
                          ---------
          Warehousing Notes and all other funds received by the Agent in respect of any payments made by the Company pursuant to this Agreement, the Warehousing Notes or the other Loan Documents, other than payments under Sections 2.02A and 2.07 (which payments shall be retained by First Bank for its own account), 2.05 and 2.06, and subject to the effect of Section 7.11, shall be distributed forthwith by the Agent (in like currency and funds) to the Banks on the date received or deemed received pursuant to Section 2.03(a), in accordance with
          Section 2.02(c) in the case of payments of interest, Usage Fees and Balances Deficiency Fees, and ratably according to each Bank's Pro Rata Share in the case of any other payment received by the Agent. If the Agent does not make any such distribution (or provide Federal Reserve Bank reference numbers for the wire transfer of the amount thereof) on the date any such payment is received or deemed received pursuant to Section 2.03(a), the Agent will pay interest to each Bank entitled to receive a portion of such distribution on the amount distributable to it at the Federal Funds Effective Rate from such date until the date such distribution is made, such interest to be payable with such distribution. Notwithstanding any of the foregoing or any other provision of this Agreement, upon and after the occurrence of an Event of Default, (a) all proceeds received by the Agent from the sale or other disposition of the Warehousing Collateral shall be applied in accordance with
          Section 17 of the Pledge and Security Agreement, and (b) all payments made by the Guarantor to the Agent under the Guaranty shall be applied in the same order of priority as is set forth in Section 17 of the Pledge and Security Agreement with respect to application of the proceeds of Warehousing Collateral.

                    7.11  Sharing of Payments.  If any Bank shall receive and
                          -------------------
          retain any payment during the continuance of an Event of Default or Unmatured Event of Default, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations or Letter of Credit Obligations in excess of such Bank's Pro Rata Share of all payments of the Obligations (other than payments under Sections 2.02A and 2.07, which shall be retained by First Bank for its own account), then such Bank shall purchase from the other Banks for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Bank agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations and Letter of Credit Obligations and participations therein held by such Bank, and only then to any other indebtedness of the Company to such Bank.


                  ARTICLE II - REPRESENTATIONS AND WARRANTIES

     To induce the Banks and the Agent to enter into this Amendment and to make and maintain the Loans and issue the Letters of Credit under the Credit Agreement as amended hereby, the Company hereby warrants and represents to the Banks and the Agent that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this

Amendment constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.


                      ARTICLE III - CONDITIONS PRECEDENT

     This Amendment shall become effective when the Banks shall have received at least four (4) counterparts of this Amendment, duly executed by the Company and the Banks and acknowledged by New Century Financial Corporation ("NCFC"), provided the following conditions are satisfied:

               (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement and Section 5 of the Pledge and Security Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

               (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing under the Credit Agreement.

               (c) No material adverse change in the business, assets, financial condition or prospects of the Company shall have occurred since the Effective Date.

               (d) The following shall have been delivered to the Agent, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

                     (i) certified copies of resolutions of the Board of
               Directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment;

                     (ii) a certified copy of any amendment or restatement of
               the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Banks;

                     (iii) certified copies of all documents evidencing any
               necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment;

                     (iv) a favorable opinion of Brad A. Morrice, counsel to the
               Company and NCFC, addressed to the Banks, as to the matters and to the effect set forth on Exhibit H hereto; and

                     (v) such other documents, instruments, opinions and
               approvals as the Banks may reasonably request.

                         ARTICLE IV - ACKNOWLEDGEMENTS

     The Company and the Banks each acknowledges that, as amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Banks, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement, as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company further represents and warrants that (i) the execution, delivery and performance of this Amendment by the Company is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally) and (iii) no Events of Default or Unmatured Events of Default exist.


                               ARTICLE V - GENERAL

     (1) The Company agrees to reimburse the Banks upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Banks in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

     (2) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     (3) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     (4) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

     (5) This Amendment shall be binding upon the Company, the Banks and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the successors and assigns of the Banks.



           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                           NEW CENTURY MORTGAGE CORPORATION


                           By         /s/ Brad A. Morrice
                              ------------------------------------------------
                           Its      Co-Chairman and Co-CEO
                              ------------------------------------------------


                           FIRST BANK NATIONAL ASSOCIATION


                           By       /s/ Edwin J. Jenkins
                              -----------------------------------------------
                           Its        Vice President
                              -----------------------------------------------


                           GUARANTY FEDERAL BANK, FSB


                           By           /s/ James Meintjes
                              ----------------------------------------------
                           Its       Assistant Vice President
                              ----------------------------------------------

                    [Signature Page for Fourth Amendment to
                     Amended and Restated Credit Agreement]

                          CONSENT AND ACKNOWLEDGEMENT
                          ---------------------------



          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE AMENDED AND RESTATED GUARANTY DATED AS OF OCTOBER 25, 1996 (THE "GUARANTY") BY THE UNDERSIGNED TO FIRST BANK NATIONAL ASSOCIATION AND GUARANTY FEDERAL BANK, F.S.B., SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN
SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                           NEW CENTURY FINANCIAL CORPORATION


                           By         /s/ Brad A. Morrice
                              ------------------------------------------------
                           Its     Co-Chairman and Co-CEO
                              ------------------------------------------------

EXHIBITS

H        Matters to be Covered by Opinion of Counsel to the Company and NCFC

                                                                       EXHIBIT H
                                                  TO FOURTH AMENDMENT TO AMENDED
                                                 AND REINSTATED CREDIT AGREEMENT

                                 MATTERS TO BE
                       COVERED BY THE OPINION OF COUNSEL
                            TO THE COMPANY AND NCFC


     The opinions of Brad A. Morrice, counsel to NCFC and the Company, which are called for by Section 3(d)(iv) of the Fourth Amendment to Credit Agreement, shall be satisfactory in form and substance to the Agent and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Agent and counsel to the Agent:

     1. Each of NCFC and the Company (collectively, the "Transaction Parties" and each, individually, a "Transaction Party") has been duly incorporated, is a validly existing corporation and in good standing under the laws of its respective jurisdiction of incorporation, and has the requisite corporate power to own its respective properties and to conduct its respective businesses as currently conducted by it. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except in jurisdictions in which failure to be in good standing will not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

     2. The execution, delivery and performance by the Company, and the acknowledgment by NCFC, of the Fourth Amendment and the consummation of the transactions contemplated thereby are within the corporate powers of each Transaction Party, have been duly authorized by all necessary corporate action and do not, and the consummation of the transactions contemplated thereby and compliance by each Transaction Party with the applicable provisions thereof will not, conflict with, constitute a default under or violate (a) any of the terms, conditions or provisions of its Articles or Certificate of Incorporation or bylaws, (b) any of the terms, conditions or provisions of any document, agreement or other instrument which is known to me to which it is a party or by which it is bound, (c) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it and known to me, or (d) any statute, rule or regulation of any governmental authority binding on it.

     3. The Fourth Amendment has been duly executed and delivered by the Company. The Credit Agreement, as amended by the Fourth Amendment, is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, and after giving effect to the Fourth Amendment, the Guaranty will remain the legal, valid and binding obligation of NCFC enforceable against NCFC in accordance with its terms, in each case subject to limitations as to enforceability which might result from general equitable principles or bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally.

     4. No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution, delivery and performance or acknowledgment by either Transaction Party of the Fourth Amendment, the validity or enforceability of the Fourth Amendment or the consummation of the transactions contemplated thereby except for those which have already been obtained and are in full force and effect.

     5. To the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting either Transaction Party or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of any Loan Document, or (ii) if determined adversely to such Transaction Party, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of either Transaction Party or on the ability of either Transaction Party to perform its obligations under the Loan Documents.

                                      H-2